As filed with the U.S. Securities and Exchange Commission on August 11, 2022

Registration No. [    ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No.	☐
(Check appropriate box or boxes)

abrdn Income Credit Strategies Fund

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Offices)

215-405-5700

(Registrant’s Telephone Number, Including Area Code)

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

215-405-5700

(Name and Address of Agent for Service)

Copies to:

Thomas C. Bogle, Esq.

William J. Bielefeld, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

100 Independence

610 Market Street

Philadelphia, PA 19106

(800) 523-1918

IMPORTANT SHAREHOLDER INFORMATION

We are pleased to enclose a notice, combined proxy statement/prospectus (the “Proxy Statement/Prospectus”), and proxy card for a special meeting of shareholders (the “Special Meeting”) relating to Delaware Ivy High Income Opportunities Fund, a Delaware statutory trust, (the “Acquired Fund”). The Meeting is scheduled to be held online via live webcast on November 9, 2022, at 2:30 pm ET, to vote on the approval a proposed Agreement and Plan of Reorganization, which contemplates the reorganization of the Acquired Fund into abrdn Income Credit Strategies Fund (the “Acquiring Fund”), a Delaware statutory trust, (the “Reorganization”). The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

After careful consideration, the Board of Trustees of the Acquired Fund believes that the Reorganization is in the best interest of shareholders and therefore recommends that you vote “FOR” the proposal. The Acquired Fund and the Acquiring Fund are managed by different investment advisers. The Reorganization is anticipated to provide shareholders of the Acquired Fund with, among other things, exposure to a similar investment objective, principal investment strategies and principal risks, with some differences as discussed in the enclosed Proxy Statement/Prospectus and participation in the Acquiring Fund’s investment adviser’s and its affiliates’ asset management business, including its commitment to the closed-end fund business, and its investment management experience.

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund in connection with the Reorganization (except with respect to cash received in lieu of fractional shares. The proposal is described in more detail, and a comparison of the strategies, expenses and certain other features of the Acquired Fund and the Acquiring Fund is included, in the enclosed Proxy Statement/Prospectus. We encourage you to review this information carefully.

As a shareholder of record as of the close of business on August 11, 2022, the record date, you are entitled to notice of, and to vote at, the Special Meeting, therefore we are asking that you please take the time to cast your vote prior to the November 9, 2022 special meeting of shareholders. If you do not vote, you may receive a phone call from the Acquired Fund’s proxy solicitor, AST.

As always, we appreciate your support.

Sincerely,

Shawn K. Lytle

President and Chief Executive Officer, Delaware Ivy High Income Opportunities Fund

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

100 Independence

610 Market Street

Philadelphia, PA 19106-2354

(800) 523-1918

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 9, 2022

Notice is hereby given that a special meeting of shareholders (with any postponements or adjournments, the “Special Meeting”) of Delaware Ivy High Income Opportunities Fund (the “Acquired Fund”), a Delaware statutory trust, is scheduled to be held online via live webcast on November 9, 2022, at 2:30pm ET, to vote on the below proposal (the “Proposal”).

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”).

Shareholders of record as of the close of business on August 11, 2022, the record date (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.

The Reorganization is intended to be treated as a tax-free reorganization for US federal income tax purposes.

Whether or not you are planning to attend the Special Meeting, please vote prior to 11:59pm ET on November 8, 2022. Voting is quick and easy. Voting by proxy will not prevent you from voting your shares at the Special Meeting. You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (ii) by attending and voting at the Special Meeting. If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

The Acquired Fund wants to assure its shareholders of its commitment to ensuring that the Special Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Acquired Fund’s Board of Trustees and management.  To support these efforts, the Acquired Fund will:

•	Provide for Special Meeting attendees to begin logging into the Special Meeting at 2:20pm ET on November 9, 2022, ten minutes in advance of the Special Meeting.

•	Permit participating shareholders to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Post responses to questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints on the Acquired Fund’s webpage.

•	Provide the ability for participating shareholders of record to vote or revoke their prior vote by following the instructions available on the meeting website during the Special Meeting. Shares for which a shareholder is the beneficial owner, but not the shareholder of record, also may be voted electronically during the Special Meeting but only if the shareholder obtains a signed proxy (a “legal proxy”) from the record holder (stock brokerage, bank, or other nominee) giving the shareholder the right to vote the shares.

i

Shareholders of the Acquired Fund who held Acquired Fund shares on the Record Date in their own name directly with the Acquired Fund and wish to participate in and vote at the Special Meeting, should email their full name and address to AST at [attendameeting@astfinancial.com]. Each shareholder will then be provided with credentials to participate in the Special Meeting. Each shareholder will be able to vote by entering the control number found on the enclosed proxy card. Shareholders of the Acquired Fund who held Acquired Fund shares on the Record Date through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Special Meeting, will need to obtain a legal proxy from their intermediary reflecting the Acquired Fund’s name, the number of Acquired Fund shares held and the shareholder’s name and email address. Each shareholder may forward an email from their intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at [attendameeting@astfinancial.com] with “Legal Proxy” in the subject line. Each shareholder will then be provided with credentials to participate in the Special Meeting, as well as a unique control number to vote their shares. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 12:00pm ET on November 8, 2022.

By order of the Board of Trustees of the Acquired Fund,

David F. Connor

Secretary, Delaware Ivy High Income Opportunities Fund

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be Held on November 9, 2022:

The Proxy Statement/Prospectus, the Notice of the Special Meeting, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders are available to you on the Internet at delawarefunds.com/cef-proxy.

QUESTIONS & ANSWERS

The following is a summary of more complete information appearing later in the attached Proxy Statement/Prospectus or incorporated by reference into the Proxy Statement/Prospectus. You should carefully read the entire Proxy Statement/Prospectus, including the Agreement and Plan of Reorganization (the “Reorganization Agreement”), a form of which is attached as Appendix A thereto, because it contains details that are not in the Questions and Answers.

Q:	Why is a shareholder meeting being held?
A:

You are being asked to approve the Reorganization Agreement providing for the transfer of all of the assets of Delaware Ivy High Income Opportunities Fund (the “Acquired Fund”) to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”). It is expected that the Reorganization will occur in the first quarter of 2023.

As described more fully in the Proxy Statement/Prospectus, the Acquired Fund and the Acquiring Fund (each, a “Fund” and together, the “Funds”) are each a closed-end management investment company with similar investment objectives, principal investment strategies and principal risks, with some differences. Please see “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information. The Acquiring Fund would be the accounting and performance survivor of the Reorganization. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Separately, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of beneficial interest of the Acquiring Fund that would be issued to the Acquired Fund shareholders in connection with the Reorganization.

Q:	Why is the Reorganization being proposed?
A:

On August 11, 2022, Delaware Management Company (“DMC”) and abrdn Inc. entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn Inc. will acquire certain assets related to DMC’s business of providing investment management services with respect to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC in and to the books and records relating to the Business; (ii) all records required to be maintained to substantiate the track record of the Business; and (iii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.” None of the Trustees, including those who are not “interested persons” of the Acquired Fund (the “Independent Trustees”) as that term is defined in the 1940 Act), have any interest in the Reorganization, and the Acquired Fund Board, including all of the Independent Trustees voting separately, unanimously approved the Reorganization.

The Funds are not a party to the Purchase Agreement; however, the completion of the Asset Transfer is subject to certain conditions, including shareholder approval of the Reorganization described in the Proxy Statement/Prospectus for the Reorganization to succeed. Therefore, if shareholders do not approve the Reorganization or if the other conditions in the Purchase Agreement are not satisfied or waived, then the Asset Transfer may not be completed, and the Purchase Agreement may be terminated with respect to the Acquired Fund.

Q:	Why is the Reorganization being recommended by the Board of Trustees of the Acquired Fund?
A:

The Board of Trustees of the Acquired Fund (the “Acquired Fund Board”) has determined that the Reorganization is in the best interests of the shareholders of the Acquired Fund. In reaching its decision to approve the Reorganization, the Acquired Fund Board considered alternatives to the Reorganization, including continuing to operate the Acquired Fund as a separate fund, and determined to recommend that shareholders approve the Reorganization.

Please see “Background and Reasons for the Proposed Reorganization” in the Proxy Statement/Prospectus for additional information on the Acquired Fund Board’s considerations relating to the Reorganization.

Q:	What happens if the Proposal is not approved by the shareholders?
A:	Completion of the Reorganization requires both the approval of the Reorganization Agreement by the Acquired Fund shareholders and approval of the issuance of Acquiring Fund common shares by the Acquiring Fund shareholders. If the Reorganization Agreement or the issuance of Acquiring Fund common shares is not approved by shareholders of the applicable Fund, then the Acquired Fund will continue to operate as a separate fund in the manner in which it is currently managed.

Q:	How will the fees and expenses of the Combined Fund compare to those of the Acquired Fund?
A:

The contractual advisory fee of the Acquired Fund is 1.00% of the average daily value of the Acquired Fund’s Managed Assets. The term Acquired Fund’s Managed Assets means the Acquired Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage.

The contractual advisory fee of the Acquired Fund and the Combined Fund is 1.25% of the Fund’s average daily Managed Assets. Managed Assets are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Acquiring Fund liabilities incurred for the purpose of leverage).

The net total annual operating expense ratios of the Acquired Fund and the Acquiring Fund and, following the consummation of the Reorganization, the net total annual operating expense ratio of the Combined Fund is expected to be as follows:

Current Expense Ratio of Acquired Fund	Current Expense Ratio of the Acquiring Fund	Pro Forma Combined Fund
1.77%	4.10%	3.19%

Following the consummation of the Reorganization, the total annual operating expense ratio of the Combined Fund is expected to be higher than the current total annual operating expense ratio of the Acquired Fund. The Acquiring Fund has consistently traded at a tighter discount/premium over near and longer-term periods than the Acquired Fund and has a higher distribution rate and yield. Morningstar reports that as of July 31, 2022, the 12-month average premium of the Acquiring Fund was 4.60% as compared to the discount of the Acquired Fund of -8.79% over the same period. The estimated total annual operating expense ratio of the Combined Fund reflects the application of the 0.25% operating expense limitation and includes the estimated costs associated with the Combined Fund’s anticipated use of leverage, which are excluded from such expense limitation. However, these estimates do not take into account the increase in assets that would result from the Combined Fund’s use of leverage. If the Combined Fund’s assets were increased to include assets acquired with leverage, the net total annual operating expense ratio of the Combined Fund is estimated to be 2.85% on a pro forma basis. The pro forma information for the Combined Fund is as of April 30, 2022. Pro forma combined fees and expenses are estimated in good faith and are hypothetical. There can be no assurance that future expenses will not increase or that any estimated expense savings will be realized.

Aberdeen Asset Managers Limited (“AAML”), the investment adviser of the Acquiring Fund, has contractually agreed to limit total “Other Expenses” of the Acquiring Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Acquiring Fund to 0.35% per annum of the Acquiring Fund’s average daily net assets until October 31, 2024. AAML has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% per annum of the Combined Fund’s average daily net assets thereafter until October 31, 2024. This contractual limitation may not be terminated before October 31, 2024, without the approval of the Acquiring Fund’s or Combined Funds, as applicable, trustees who are not “interested persons” of the Acquiring Fund or Combined Fund, as applicable (as defined in the 1940 Act).

The Acquiring Fund or Combined Funds, as applicable, may repay any such reimbursement from AAML, within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Acquiring Fund or Combined Funds, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML.

Please see “Fees and Expenses” and “Management of the Funds” in the Proxy Statement/Prospectus for additional information.

Q:	How different are the Funds?
A:

As summarized below and set forth more fully in the Proxy Statement/Prospectus, there are differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. DMC, a series of Macquarie Investment Management Business Trust (“MIMBT”), is the investment manager of the Acquired Fund. AAML is the investment adviser of the Acquiring Fund and abrdn Inc. is the investment sub-adviser of the Acquiring Fund.

Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and a Delaware statutory trust. The Acquired Fund is a non-diversified closed-end management investment company. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the Acquired Fund’s investment portfolio. The Acquiring Fund is a diversified closed-end management investment company. Each Fund’s common shares are listed on the New York Stock Exchange.

The Funds have similar investment objectives, principal investment strategies and principal risks, with some differences. The Acquired Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation, whereas the Acquiring Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

Both Funds are high yield debt funds that utilize leverage and invest in a variety of US and foreign-issued debt instruments, and may utilize derivatives and hedging techniques, to achieve their investment objectives. Some key differences between the Funds’ investment strategies include that the Acquired Fund restricts or places limits on investments in emerging markets, collateralized debt obligations, illiquid securities, restricted securities, distressed issuers and issuers in default at the time of purchase, as described in more detail under “Comparison of the Funds” in the Proxy Statement/Prospectus. In addition, under normal circumstances, the dollar-weighted average portfolio duration of the Acquired Fund generally ranges between zero and seven years. The Acquiring Fund invests opportunistically and does not have the same limits and restrictions on such investments and no stated duration policy.

As of May 31, 2022, the Acquiring Fund generally held lower-rated investments, on average, than the holdings of the Acquired Fund, and the Acquiring Fund is therefore subject to greater risk. As of the same date, the Acquiring Fund also had a higher yield and distribution rate than the Acquired Fund, which is also a reflection of the increased risk of the Acquiring Fund’s portfolio.

The Acquired Fund’s use of leverage through derivative instruments including total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, “effective leverage”) will not comprise more than 25% of its Managed Assets. The Acquired Fund’s total leverage, through the issuance of preferred shares, debt securities or commercial paper, entrance into similar transactions to add leverage to its portfolio, borrowing money and effective leverage, will not comprise more than 40% of the Acquired Fund’s Managed Assets. The Acquiring Fund may use leverage to the extent permitted by the 1940 Act, which is up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of such leverage). As of March 31, 2022, the Acquired Fund had 26.1% aggregate leverage from borrowings as a percentage of its total assets. As of April 30, 2022, the Acquiring Fund had 41.4% aggregate leverage from the issuance of preferred shares and borrowings as a percentage of its total assets. The Combined Fund anticipates using leverage similarly to the Acquiring Fund’s use thereof.

The Acquiring Fund offers preferred shares. The preferred shares of the Acquiring Fund are senior to the Acquiring Fund’s common shares, such that holders of preferred shares have priority over the distribution of the Acquiring Fund’s assets, including dividends and liquidating distributions. Additionally, holders of the preferred shares, voting separately as a class, have the right to elect two trustees of the Acquiring Fund.

Please see “Comparison of the Funds” in the Proxy Statement/Prospectus for additional information.

v

Q:	How will the Reorganization be effected?
A:

Assuming the Acquired Fund’s shareholders approve the Reorganization and the Acquiring Fund’s shareholders approve the issuance of Acquiring Fund common shares, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund (although shareholders may receive cash for fractional shares), and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund. Following the Reorganization, the Acquired Fund will be dissolved and terminated in accordance with its Declaration of Trust and By-Laws and the 1940 Act.

Following the Reorganization, you, as an Acquired Fund shareholder, will become a shareholder of the Combined Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, par value $0.001 per share, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the common shares of the Acquired Fund you held immediately prior to the Reorganization (although shareholders may receive cash for fractional shares).

Based on each Fund’s NAV as of August 1, 2022, the exchange ratio at which common shares of the Acquired Fund would have converted to common shares of the Combined Fund is 1.6379 (i.e., assuming the Reorganization was consummated following the market close on August 1, 2022). An Acquired Fund shareholder would have received 1.6379 shares of the Combined Fund for each Acquired Fund share held.

Q:	How will the Reorganization affect the value of my investment?

A:

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures for the Acquired Fund, on the one hand, and the Acquiring Fund, on the other hand, differ in one significant respect as it relates to the Funds.

For purposes of determining an Acquired Fund’s net asset value, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors. If the Reorganization is approved by shareholders, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganization is consummated. For example, assuming the transfer of the Acquired Fund’s portfolio holdings to the Acquiring Fund, if the Acquiring Fund’s valuation procedures were used to value the Acquired Fund’s corporate, municipal and convertible fixed income holdings as of July 22, 2022, the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.22%.

Q:	At what prices have common shares of the Acquired Fund and common shares of the Acquiring Fund historically traded?
A:

Common shares of each Fund have from time to time traded below their net asset values. As of August 1, 2022, the Acquired Fund common shares were trading at a 10.78% discount to its net asset value, and the Acquiring Fund common shares were trading at a 7.91% premium to its net asset value. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below net asset value. The market value of the common shares of the Combined Fund may be more or less than the market value of the common shares of either the Acquiring Fund or the Acquired Fund prior to the Reorganization.

Please see “Share Price Data” in the Proxy Statement/Prospectus for additional information.

Q:	Will the Reorganization impact Fund distributions to shareholders?
A:

The Acquired Fund and the Acquiring Fund currently pay a monthly distribution of $0.073 per share and $0.10 per share, respectively. The Combined Fund would pay a monthly distribution of $0.10 per share.

Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization’s closing. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for US federal income tax purposes.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and make monthly distributions to shareholders.

Q:	Who will manage the Combined Fund’s portfolio?
A:	The Combined Fund will be advised by AAML, the Acquiring Fund’s current adviser, and sub-advised by abrdn Inc., the Acquiring Fund’s current sub-adviser. Furthermore, the Acquiring Fund’s current portfolio management team will be primarily responsible for the day-to-day management of the Combined Fund’s portfolio.

Q:	Will there be any significant portfolio transitioning in connection with the Reorganization?
A:

The Acquired Fund is required to pay back its outstanding leverage in connection with the closing of the Reorganization. In order to minimize transaction and other transition costs, it currently is anticipated that the credit facility of the Acquiring Fund will be used to pay back the Acquired Fund’s outstanding leverage in connection with the closing of the Reorganization. Accordingly, except for non-transferable securities and securities sold in the ordinary course of business, it is currently expected that none of the securities held by the Acquired Fund will be sold by the Acquired Fund in anticipation of the Reorganization; however, the Acquired Fund may determine to dispose of less liquid securities in advance of the Reorganization if deemed advisable in connections with effecting the Reorganization. There is no guarantee that the credit facility of the Acquiring Fund will be available to pay back the Acquired Fund’s outstanding leverage (in whole or in part), in which case the Acquired Fund may have to sell securities to pay back its outstanding leverage in connection with the closing of the Reoganization.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. The Combined Fund may not be invested consistently with its investment strategies or AAML’s investment approach while such realignment occurs. Based on current market conditions and assuming that the Acquired Fund’s holdings are the same as on March 31, 2022, the Acquiring Fund’s investment team anticipates that approximately two-thirds of the portfolio rebalancing will occur in less than one week following the close of the Reorganization, with the remaining occurring over the following 3-4 weeks following the closing of the Reorganization. Sales and purchases of less liquid securities could take longer. Based on the Acquiring Fund’s holdings as of March 31, 2022, the Combined Fund expects to sell approximately 50% of its portfolio following the closing of the Reorganization. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. The portfolio transitioning post-Reorganization may result in capital gains or losses, which may have federal income tax consequences for shareholders of the Acquired Funds and the Combined Fund.

Q:	Will I have to pay any sales load or commission in connection with the Reorganization?
A:	No. You will pay no sales load or commission in connection with the Reorganization.
Q:	Who will pay for the costs associated with the Reorganization?
A:

AAML and abrdn Inc. and their affiliates and DMC and its affiliates will bear expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated. The expenses of the Reorganization are estimated to be approximately $575,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization.

Q:	Is the Reorganization expected to be taxable to shareholders of the Acquired Fund?
A:

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares).

As a condition to the Acquired Fund’s obligation to consummate the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes (except with respect to cash received in lieu of fractional shares). Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

The portfolio transitioning discussed above may result in capital gains or losses, which may have federal income tax consequences.

Q:	How does the Board of Trustees of the Acquired Fund suggest that I vote?
A:	The Board of Trustees of the Acquired Fund recommends that you vote “FOR” the Proposal.
Q:	How do I vote my proxy?
A:

If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are the shareholder of record, you may authorize a proxy to vote your shares by mail, phone, or internet or you may vote at the Special Meeting. To authorize a proxy to vote your shares by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to authorize a proxy to vote your shares by phone or internet, please refer to the instructions found on the proxy card accompanying the Proxy Statement/Prospectus. To authorize a proxy to vote your shares by phone or internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?
A:	If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call (800) 893-5865.

Please complete, sign and return the enclosed proxy card in the enclosed envelope. You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card. No postage is required if mailed in the United States.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

August 11, 2022

PROXY STATEMENT FOR

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

100 Independence

610 Market Street

Philadelphia, PA 19106-2354

(800) 523-1918

PROSPECTUS FOR

ABRDN INCOME CREDIT STRATEGIES FUND

1900 Market Street, Suite 200

Philadelphia, PA 19103

(215) 405-5700

[   ], 2022

This Proxy Statement/Prospectus is furnished to you as a common shareholder of the Delaware Ivy High Income Opportunities Fund (the “Acquired Fund”), a Delaware statutory trust and a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). A Special Meeting (with any postponements or adjournments, the “Special Meeting”) of shareholders of the Acquired Fund is scheduled to be held online via live webcast on November 9, 2022, at 2:30pm ET, to vote on the below proposal (the “Proposal”). If you are unable to attend the Special Meeting, the Board of Trustees (the “Board”) of the Acquired Fund requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Proxy Statement/Prospectus is [    ], 2022.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) (each, a “Fund” and together, the “Funds”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund (the “Reorganization”)

Shareholders of record as of the close of business on August 11, 2022, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting.

Shareholders of the Acquired Fund are being asked to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Reorganization would be accomplished. The aggregate net asset value (not the market value) of Acquiring Fund common shares received by the shareholders of the Acquired Fund in the Reorganization would equal the aggregate net asset value (not the market value) of the Acquired Fund common shares held immediately prior to the Reorganization (although shareholders may receive cash for fractional shares, which may be taxable).

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures for the Acquired Fund, on the one hand, and the Acquiring Fund, on the other hand, differ in one significant respect as it relates to the Funds.

I

For purposes of determining an Acquired Fund’s net asset value, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors. If the Reorganization is approved by shareholders, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganization is consummated. For example, assuming the transfer of the Acquired Fund’s portfolio holdings to the Acquiring Fund, if the Acquiring Fund’s valuation procedures were used to value the Acquired Fund’s corporate, municipal and convertible fixed income holdings as of July 22, 2022, the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.22%.

Separately, the shareholders of the Acquiring Fund are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization. Completion of the Reorganization requires both the approval of the Acquired Fund shareholders of the Reorganization Agreement and the Acquiring Fund shareholders of the issuance of Acquiring Fund common shares.

There are differences between the Acquired Fund and the Acquiring Fund. In particular, they have different investment advisers. Delaware Management Company (“DMC”) is the investment manager of the Acquired Fund, and Aberdeen Asset Managers Limited (“AAML”) is the investment adviser of the Acquiring Fund and abrdn Inc. is the investment sub-adviser of the Acquiring Fund. The Funds have similar investment objectives, principal investment strategies and principal risks, with some differences described in the Proxy Statement/Prospectus. The Acquired Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation, whereas the Acquiring Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

The common shares of the Acquiring Fund are listed on the New York Stock Exchange (the “NYSE”) under the ticker symbol “ACP” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “IVH” and would be delisted from the NYSE following the Reorganization. Shareholder reports, proxy statements and other information concerning Funds can be inspected at the NYSE.

The following documents have been filed with the Securities and Exchange Commission (“SEC”):

●	the Statement of Additional Information, dated [ ], relating to this Proxy Statement/Prospectus is incorporated into this Proxy Statement/Prospectus by reference;
●	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended March 31, 2022 (Investment Company Act File No. 811-22800; Accession No. 0001206774-22-001507);
●	the Annual Report to shareholders of the Acquired Fund for the fiscal period ended September 30, 2021 (Investment Company Act File No. 811-22800; Accession No. 0001193125-21-352458);
●	the Semi-Annual Report to shareholders of the Acquiring Fund for the fiscal period ended April 30, 2022 (Investment Company Act File No. 811-22485; Accession No. 0001104659-22-078666); and
●	the Annual Report to shareholders of the Acquiring Fund for the fiscal period ended October 31, 2021 (Investment Company Act File No. 811-22485; Accession No. 0001104659-22-007368).

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Acquiring Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Income Credit Strategies Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnacp.com

II

for the Acquired Fund:

By Phone:	(866) 437-0252
By Mail:	Delaware Ivy High Income Opportunities Fund
100 Independence, 610 Market Street
Philadelphia, PA 19106
By Internet:	delawarefunds.com/closed-end

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund. This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Acquired Fund should know before voting on the Proposal. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

III

TABLE OF CONTENTS

PROPOSAL	1

COMPARISON OF THE FUNDS	5

MANAGEMENT OF THE FUNDS	33

AGREEMENT BETWEEN DMC AND ABRDN INC.	36

ADDITIONAL INFORMATION ABOUT THE SHARES OF THE FUNDS	37

NET ASSET VALUE OF COMMON SHARES	40

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN	41

ANTI-TAKEOVER AND CERTAIN PROVISIONS OF THE ACQUIRING FUND’S AGREEMENT AND DECLARATION OF TRUST	42

CONVERSION TO OPEN-END FUND	43

APPRAISAL RIGHTS	43

FINANCIAL HIGHLIGHTS	44

INFORMATION ABOUT THE REORGANIZATION	47

TERMS OF THE REORGANIZATION AGREEMENT	47

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION	48

VOTING INFORMATION AND REQUIREMENTS	50

SHAREHOLDER INFORMATION	52

SHAREHOLDER PROPOSALS	53

SOLICITATION OF PROXIES	53

OTHER BUSINESS	53

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

IV

PROPOSAL

To approve a Reorganization Agreement providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund (although cash may be distributed in lieu of fractional shares) and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of the Acquired Fund and complete liquidation of the Acquired Fund

Synopsis

The Board of each Fund, including the trustees who are not “interested persons” of each Fund (as defined in the 1940 Act) (the “Independent Trustees”), have approved the Reorganization Agreement. The Acquiring Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

Subject to shareholder approval of the Reorganization Agreement by the shareholders of the Acquired Fund and of the issuance of Acquiring Fund common shares by the shareholders of the Acquiring Fund, the Reorganization Agreement provides for:

•	the transfer of all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund (although cash may be distributed in lieu of fractional shares);
•	the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund;
•	the distribution of common shares of the Acquiring Fund to the shareholders of the Acquired Fund; and
•	the complete liquidation of the Acquired Fund.

It is expected that the Reorganization will occur in the first quarter of 2023.

At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of the Acquired Fund. Upon the consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. The valuation procedures for the Acquired Fund, on the one hand, and the Acquiring Fund, on the other hand, differ in one significant respect as it relates to the Funds.

For purposes of determining an Acquired Fund’s net asset value, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Acquiring Fund values such securities at the bid price provided by third-party pricing vendors. If the Reorganization is approved by shareholders, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganization is consummated. For example, assuming the transfer of the Acquired Fund’s portfolio holdings to the Acquiring Fund, if the Acquiring Fund’s valuation procedures were used to value the Acquired Fund’s corporate, municipal and convertible fixed income holdings as of July 22, 2022, the value of the Combined Fund’s shares is estimated to be reduced by approximately 0.22%.

The Acquired Fund is required to pay back its outstanding leverage in connection with the closing of the Reorganization. In order to minimize transaction and other transition costs, it currently is anticipated that the credit facility of the Acquiring Fund will be used to pay back the Acquired Fund’s outstanding leverage in connection with the closing of the Reorganization. Accordingly, except for non-transferable securities and securities sold in the ordinary course of business, it is currently expected that none of the securities held by the Acquired Fund will be sold by the Acquired Fund in anticipation of the Reorganization; however, the Acquired Fund may determine to dispose of less liquid securities in advance of the Reorganization if deemed advisable in connections with effecting the Reorganization. There is no guarantee that the credit facility of the Acquiring Fund will be available to pay back the Acquired Fund’s outstanding leverage (in whole or in part), in which case the Acquired Fund may have to sell securities to pay back its outstanding leverage in connection with the closing of the Reorganization.

Following the Reorganization, the Combined Fund expects to realign its portfolio in a manner consistent with its investment strategies and policies. The Combined Fund may not be invested consistently with its investment strategies or AAML’s investment approach while such realignment occurs. Based on current market conditions and assuming that the Acquired Fund’s holdings are the same as on March 31, 2022, the Acquiring Fund’s investment team anticipates that approximately two-thirds of the portfolio rebalancing will occur in less than one week following the close of the Reorganization, with the remaining occurring over the following 3-4 weeks following the closing of the Reorganization. Sales and purchases of less liquid securities could take longer. Based on the Acquiring Fund’s holdings as of March 31, 2022, the Combined Fund expects to sell approximately 50% of its portfolio following the closing of the Reorganization. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization. The portfolio transitioning may result in capital gains or losses, which may have federal income tax consequences.

The Acquired Fund’s investment objective is to seek to provide total return through a combination of a high level of current income and capital appreciation, whereas the Acquiring Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.

Both Funds are high yield debt funds that utilize leverage and invest in a variety of US and foreign issued debt instruments, and may utilize derivatives and hedging techniques, to achieve their investment objectives. Some key differences between the Funds’ investment strategies include that the Acquired Fund restricts or places limits on investments in emerging markets, collateralized debt obligations, illiquid securities, restricted securities, distressed issuers and issuers in default at the time of purchase, as described in more detail under “Comparison of the Funds” below. In addition, under normal circumstances, the dollar-weighted average portfolio duration of the Acquired Fund generally ranges between zero and seven years. The Acquiring Fund invests opportunistically and does not have the same limits and restrictions on such investments and no stated duration policy.

As of May 31, 2022, the Acquiring Fund generally held lower-rated investments, on average, than the holdings of the Acquired Fund, and the Acquiring Fund is therefore subject to greater risk. As of the same date, the Acquiring Fund also had a higher yield and distribution rate than the Acquired Fund, which is also a reflection of the increased risk of the Acquiring Fund’s portfolio.

The Acquired Fund’s use of leverage through derivative instruments including total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, “effective leverage”) will not comprise more than 25% of the Acquired Fund’s Managed Assets. The Acquired Fund’s total leverage, through the issuance of preferred shares, debt securities or commercial paper, entrance into similar transactions to add leverage to its portfolio, borrowing money and effective leverage, will not comprise more than 40% of the Acquired Fund’s Managed Assets. The Acquiring Fund may use leverage to the extent permitted by the 1940 Act, which is up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of such leverage). As of March 31, 2022, the Acquired Fund had 26.1% leverage from borrowings as a percentage of its total assets. As of April 30, 2022, the Acquiring Fund had 41.4% leverage from the issuance of preferred shares and borrowings as a percentage of its total assets. The Acquiring Fund uses leverage primarily in the form of preferred shares and a line of credit, and the Combined Fund anticipates using leverage similarly to the Acquiring Fund’s use thereof.

The Acquiring Fund offers preferred shares. The preferred shares of the Acquiring Fund are senior to the Acquiring Fund’s common shares, such that holders of preferred shares have priority over the distribution of the Acquiring Fund’s assets, including dividends and liquidating distributions. Additionally, holders of the preferred shares would have the right to elect two trustees of the Acquiring Fund, voting separately as a class.

The distribution and purchase procedures, exchange rights, and redemption procedures of the Acquiring Fund and the Acquired Fund are similar.

Each Fund makes monthly distributions to its shareholders. Prior to the closing of the Reorganization, the Acquired Fund expects to declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the Acquired Fund’s shareholders for US federal income tax purposes.

It is expected that shareholders of the Acquired Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Acquired Fund for shares of the Acquiring Fund pursuant to the Reorganization Agreement (except with respect to cash received in lieu of fractional shares). There can be no assurance that the IRS will deem the exchanges to be tax-free. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For further information about the federal income tax consequences of the Reorganization, see “Material Federal Income Tax Consequences” below.

As a condition to the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from the Acquiring Fund’s counsel Dechert LLP (based on certain facts, assumptions and representations) to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization within the meaning of section 368(a) of the Code (except with respect to cash received in lieu of fractional shares). Despite this opinion, there can be no assurances that the IRS will deem the exchanges to be tax-free.

Prior to the date of the Reorganization closing, the Acquired Fund may declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the Reorganization closing.

Background and Reasons for the Proposed Reorganization

The inception date of the Acquired Fund is May 29, 2013. The inception date of the Acquiring Fund is January 27, 2011.

Board Consideration of the Reorganizations

The Board of the Acquired Fund considered and discussed matters relating to the Reorganization at an executive session of the Board held on July 11, 2022 and meetings of the Board held on August 9-11, 2022 (collectively, the “Board meetings”). In advance of the Board meetings, abdrn, Inc., AAML and its affiliates (collectively, “abrdn”) and DMC provided information to the Board about the Reorganization, including information with respect to abrdn, and responded to a number of questions and additional requests for information from the Board. In addition, at or prior to the Board meetings, the Board met with representatives of abdrn (including legal and compliance), the Acquiring Fund’s board, and the Acquiring Fund’s portfolio management team. The Independent Trustees also met separately several times with their independent counsel to consider and discuss the Reorganization. DMC recommended that the Board approve the Reorganization and in the course of the Board’s deliberations, abrdn agreed to an expense limitation. The Board reviewed the Reorganization with respect to the interests of the Acquired Fund and its respective shareholders in mind. After careful consideration, the Board, including the Independent Trustees, unanimously approved the Reorganization Agreement for the Acquired Fund.

In approving the Reorganization and recommending that shareholders vote for the Proposal, the Board, including the Independent Trustees, determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The determination to approve the Reorganization was made on the basis of each Trustee’s business judgment after consideration of all of the factors deemed relevant to the Trustee taken as a whole, though individual Trustees may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

In approving the Reorganization Agreement, the key factors that the Board of the Acquired Fund considered are outlined below:

•	the terms and conditions of the Reorganization Agreement, particularly that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval;

•	the terms and conditions of the Purchase Agreement between DMC and abrdn Inc.;

•	the recommendations of DMC, as investment adviser to the Acquired Fund, with respect to the Reorganization;

•	abrdn’s asset management business, including its commitment to the closed-end fund business, and its investment management experience and performance, including information about the portfolio management team of the Acquiring Fund;

•	the similarity of the investment objectives and investment limitations of the Funds and the differences in the principal investment strategies and the types of investments employed by each Fund as well as the resources required for such investments, including determinations with respect to the use of leverage and the related risks of the Funds as described herein under “Comparison of the Funds”;

•	the performance of the Acquired Fund and Acquiring Fund over various time periods;

•	the representations of abrdn and DMC to the Board that the Combined Fund regarding the level of advisory services that will be provided to shareholders of the Acquired Fund after the Reorganization;

•	The representations of abrdn, AAML and DMC to the Board concerning the continuity of services to shareholders of the Combined Fund after the Reorganization;

•	the governance structure of the Acquiring Fund’s Board, the compliance and risk program and the service providers rendering core services to the Acquiring Fund;

•	the Funds’ historical distribution rates and frequency and the historical discounts and premiums;

•	the aggregate NAV (not the market value) of the Acquiring Fund shares that shareholders of the Acquired Fund will receive in the Reorganization will equal the aggregate NAV (not the market value) of the common shares of the Acquired Fund that such shareholders own immediately prior to the Reorganization, and the NAV of the shares of the Acquired Fund should not be diluted on the basis of NAV as a result of the Reorganization;

•	the anticipated expenses of the Combined Fund;

•	AAML has contractually agreed to limit other expenses of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% per annum of the Combined Fund’s average daily net assets thereafter until October 31, 2024;

•	the representations of abrdn, AAML and DMC to the Boards that, at least 75% of the Acquiring Fund’s Board will be comprised of trustees who are not “interested persons” (as defined in the 1940 Act) of abrdn, AAML or DMC for at least three years following the Reorganization;

•	the representations of abrdn, AAML and DMC to the Boards that, for at least two years after the Reorganization, abrdn, AAML and DMC, will not impose any “unfair burden” (as defined in the 1940 Act) on the Combined Fund or its shareholders;

•	abrdn and DMC, and not the Acquired Fund, will bear most of the costs of the Reorganization, such as proxy solicitation and legal expenses, but exclusive of any brokerage commissions or other portfolio transaction costs of the Acquired Fund, including those associated with transferring certain assets to the Acquiring Fund prior to the Reorganization;

•	the estimated portfolio transaction costs to be borne by the Acquired Fund;

•	the impact on the value of the Acquired Fund shareholder’s investment immediately after the Reorganization are consummated as a result of a difference in valuation procedures between the Acquired Fund and the Acquiring Fund;

•	the anticipated effect of the Reorganization on the tax attributes of the Acquired Fund;

•	that Acquired Fund shareholders who do not wish to become shareholders of the Acquiring Fund will have an opportunity to sell their Acquired Fund shares on the NYSE before the Reorganization; and

•	the consideration of continuing to manage the Acquired Fund as a separate fund.

The Board of the Acquired Fund recommends that shareholders of the Acquired Fund vote “FOR” the Proposal.

On August 11, 2022, DMC and abrdn Inc. entered into a separate agreement (the “Purchase Agreement”) pursuant to which abrdn will acquire certain assets related to DMC’s business of providing investment management services relating to the assets of the Acquired Fund and certain other registered investment companies (the “Business”) if the Reorganization is approved, and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC in and to the books and records relating to the Business; (ii) all records required to be maintained to substantiate the track record of the Business; and (iii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.” None of the Trustees, including those who are not “interested persons” of the Acquired Fund (the “Independent Trustees”) as that term is defined in the 1940 Act), have any interest in the Reorganization, and the Acquired Fund Board, including all of the Independent Trustees voting separately, unanimously approved the Reorganization.

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the outstanding voting shares (as defined under the 1940 Act) of the Acquired Fund. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares. For additional information regarding voting requirements, see “Voting Information and Requirements.”

COMPARISON OF THE FUNDS

Investment Objectives

The investment objectives of the Funds are similar. The investment objective of the Acquired Fund is to seek to provide total return through a combination of a high level of current income and capital appreciation. The investment objective of the Acquiring Fund is to seek a high level of current income with a secondary objective of capital appreciation. There can be no assurance that either Fund will achieve its investment objective(s).

Both Funds’ investment objectives are not fundamental and may be changed without shareholder approval.

Principal Investment Strategies

The principal investment strategies of the Funds are similar, with some differences. Both Funds are high yield debt funds that utilize leverage and invest in a variety of US and foreign issued debt instruments, and may utilize derivatives and hedging techniques, to achieve their investment objectives. Some key differences between the Funds’ investment strategies include that the Acquired Fund restricts or places limits on investments in emerging markets, collateralized debt obligations, illiquid securities, restricted securities, distressed issuers and issuers in default at the time of purchase, as described in more detail below. In addition, under normal circumstances, the dollar-weighted average portfolio duration of the Acquired Fund generally ranges between zero and seven years. The Acquiring Fund invests opportunistically and does not have the same limits and restrictions and no stated duration policy. The Acquiring Fund may invest in structured products such as collateralized loan obligations and collateralized debt obligations, while the Acquired Fund does not invest in these instruments.

The following table shows the principal investment strategies of each Fund.

Acquired Fund	Acquiring Fund

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of high yield corporate bonds of varying maturities and other fixed income instruments of predominantly corporate issuers, including secured loans. Under normal circumstances, the Fund invests at least 80% of its Managed Assets (as defined below) in a portfolio of US and foreign bonds, loans and other fixed income instruments, as well as other investments (including derivatives) with similar economic characteristics. The Fund invests primarily in instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s or below BBB- by either S&P or Fitch, Inc., or comparably rated by another NRSRO, or unrated but judged by DMC, to be of comparable quality. For purposes of the Acquired Fund, “Managed Assets” means the Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage (as defined below), minus liabilities other than the aggregate indebtedness entered into for purposes of leverage. The Fund may invest an unlimited amount of its assets in foreign securities that are denominated in US dollars or foreign currencies. The Fund seeks to dynamically adjust and hedge its duration depending on the market opportunities available. Under normal circumstances, the dollar-weighted average portfolio duration of the Fund generally ranges between zero and seven years.

The Fund invests without limit in corporate fixed income instruments, and may focus its investments in one or more types of corporate fixed income instruments to seek to adapt to market conditions. For example, if DMC believes that market conditions are favorable for a particular type of fixed income instrument, such as high yield bonds, most or all of the fixed income instruments in which the Fund invests may be high yield bonds. Similarly, if DMC believes that market conditions are favorable for Secured Loans, most or all of the fixed income instruments in which the Fund invests may be Secured Loans. Under normal circumstances, DMC expects the Fund’s investments in corporate fixed income instruments will consist predominantly of high yield bonds and/or Secured Loans; however, the Fund’s investments in fixed income instruments also may include, to a lesser extent, debentures, notes, commercial paper, investment grade bonds, loans other than Secured Loans, including unsecured loans and mezzanine loans, and other similar types of debt instruments, as well as derivatives related to or referencing these types of securities and instruments. The Fund will not invest in collateralized loan obligations or collateralized debt obligations.

Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions. The Fund expects to emphasize high current income, with a secondary emphasis on capital appreciation, by investing generally in senior secured floating rate and fixed rate loans and in second lien or other subordinated loans or debt instruments, including non-stressed and stressed credit obligations, and related derivatives. Under normal market conditions, the Fund will invest at least 80% of its “Managed Assets” in any combination of the following credit obligations and related instruments: (i) senior secured floating rate and fixed rate loans (“Senior Loans”) (including those that, at the time of investment, are rated below investment grade by a nationally recognized statistical rating organization (a “NRSRO”) or are unrated but deemed by AAML or abrdn Inc. (collectively with AAML, the “Advisers”) to be of comparable quality; these types of below investment grade instruments are commonly known as “junk” securities and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal); (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (including those that, at the time of investment, could be considered “junk” securities as described above); (iii) other debt obligations, including high-yield, high-risk obligations (i.e., instruments that are commonly known as “junk” securities as described above) and “covenant lite” loans; (iv) structured products, including collateralized debt and loan obligations (collectively, “structured products”) that provide long or short exposure to other credit obligations; (v) swaps and other derivative instruments (including credit default, total return, index and interest rate swaps, options, forward contracts, futures contracts and options on futures contracts) that provide long or short exposure to other credit obligations; and (vi) short-term debt securities such as US government securities, commercial paper and other money market instruments and cash equivalents (including shares of money market funds). Certain types of structured products, swaps and other derivative instruments provide short exposure to other credit obligations because the value of such instruments is inversely related to the value of one or more other credit obligations. For purposes of the Acquiring Fund, “Managed Assets” are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

Acquired Fund	Acquiring Fund

Under normal circumstances, the Fund may invest up to 100% of its Managed Assets in fixed income instruments and securities issued by foreign issuers, and up to 25% of its Managed Assets in fixed income instruments and securities of issuers in emerging markets. Such foreign instruments may be US currency denominated or foreign currency denominated.

The Fund may not invest more than 25% of its Managed Assets in instruments that, at the time of investment, are illiquid (determined using the SEC’s standard applicable to registered investment companies, i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund also may not invest more than 25% of its Managed Assets in restricted securities, including private placement securities that are unregistered (but are eligible for purchase and sale by certain qualified institutional buyers) or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale (“restricted securities”). For purposes of this limitation, restricted securities do not include securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that have been deemed to be liquid by DMC.

The Fund may invest in assignments or participations of Secured Loans made to US, and non-US, corporations, partnerships and other business entities (“Borrowers”) which operate in various industries and geographical regions. Most Secured Loans pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a premium. Secured Loans are secured by collateral. The Fund also may invest in unsecured loans and mezzanine loans.

The Fund has no liquidity limitation or restriction, thus some or all its investments may be illiquid securities. The Advisers have expertise in Senior Loans and subordinated debt instruments, including those of stressed and distressed issuers, and is responsible for the overall management of the Fund.

The Advisers seek to maximize risk adjusted returns, including by seeking to manage risk through shorting and other hedging strategies when deemed advisable by the Advisers. There can be no assurance that the Fund’s hedging strategies will succeed. The Advisers seek to achieve the Fund’s investment objectives while carefully evaluating risk/return within the capital structure of a company, as well as the industry and asset class. The Advisers look to maintain trading flexibility and to preserve capital. They conduct thorough in-depth research and employ a disciplined investment philosophy and a consistent investment approach in their focus on credit opportunities. The Advisers’ investment teams use a robust credit process that includes research and analysis using a top-down/bottom-up approach to find mispriced or undervalued opportunities: from the top down, they consider macroeconomic themes of the overall credit market and industries, and from the bottom up, they conduct detailed fundamental analysis related to credit obligations of specific issuers, including examining issuers’ financials and operations, including sales, earnings, growth potential, assets, debt, management and competition. The Advisers also seek to understand historic and prospective industry trends affecting an investment opportunity. The Fund typically seeks to balance interest rate risk with investment performance by investing, when deemed advisable by the Advisers, in both floating rate credit obligations, which are more likely to maintain their value in changing interest rate environments, and fixed rate credit obligations, which are more likely to lose value in rising interest rate environments but may pay higher rates of interest than floating rate credit obligations.

Acquired Fund	Acquiring Fund

The Fund may use derivatives for investment or hedging purposes, or as a form of effective leverage (as defined below). The Fund’s principal investments in derivative instruments may include investments in total return swaps and credit default swaps, but the Fund also may invest in futures transactions, options and options on futures as well as certain currency instruments such as foreign currency forward contracts, currency exchange transactions on a spot basis (i.e., cash), put and call options on foreign currencies and interest rate instruments such as interest rate swaps. The market value of the Fund’s investments in derivatives will be included under the 80% policy noted above so long as the underlying assets of such derivatives are one or more corporate fixed income instruments.

As part of its investments in corporate fixed income instruments, the Fund may not invest more than 20% of its Managed Assets in fixed income instruments of distressed issuers. Such instruments may be rated in the lower rating categories (Caa1 or lower by Moody’s, or CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by the Adviser to be of comparable quality. Such instruments are subject to very high credit risk. The Fund may not invest in issues (such as secured debt and/or corporate debt) that are in default at the time of purchase.

The Fund may invest up to 10% of its Managed Assets in credit-linked notes.

The Fund may invest up to 10% of its total assets in other investment companies, including other closed-end funds, open-end funds and exchange traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder.

The Fund may invest in fixed income instruments that are, at the time of purchase, rated investment grade (Baa3 or higher by Moody’s, BBB- or higher by S&P or Fitch, or comparably rated by another NRSRO) or unrated but judged by DMC to be of comparable quality.

From time to time, the Fund may invest in or hold common stock, preferred stock, convertible securities and other equity securities or warrants incidental to the purchase or ownership of a fixed income instrument or in connection with a reorganization of an issuer. These investments could arise from time to time in connection with a corporate action or the restructuring of a debt instrument. Depending upon, among other things, the DMC’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold these equity securities in its portfolio.

The Fund typically seeks to balance credit risk with investment performance by investing, when deemed advisable by the Advisers, in both Senior Loans, which may pose less credit risk, and other credit obligations, which may offer the prospect of higher returns with more credit risk.

When investing in credit obligations, the Fund may invest in the same securities or other credit obligations in which other accounts managed by the Advisers also invest. To the extent that the Advisers serve as an investment manager to other accounts in the future that have the same investment strategy as the Fund, investment opportunities within such strategy will, to the extent practicable, be allocated among the Fund and such other accounts on a pro rata basis or on such other basis as the Advisers determine to be fair and equitable to the Fund and such other accounts.

Investors should note that the investment advisory fee structure for other accounts managed by the Advisers may be different than the investment advisory fee structure for the Fund. The Fund offers an opportunity for its investors to have access to an investment strategy implemented by the Advisers, which normally is not directly available to retail investors, albeit only at the lower risk and return segment of the market.

Leverage – The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. The Fund is permitted to have financial leverage representing up to the maximum extent permitted by the 1940 Act, which is up to 33 1/3% of the Fund’s total assets (including the assets subject to, and obtained with the proceeds of, such leverage).

Acquired Fund	Acquiring Fund
Leverage — The Fund anticipates using leverage as part of its investment strategy. Depending on market conditions, the Fund intends to incur leverage of up to 33 1/3% of its Managed Assets primarily through borrowings in one or more credit facilities (including prime brokerage facilities). The Fund intends to enter into a prime brokerage facility with one or more financial institutions. Although the Fund has no current intention to do so, it also may issue preferred shares, debt securities or commercial paper, or enter into similar transactions to add leverage to its portfolio (collectively, together with borrowing money, “structural leverage”). The Fund also may incur leverage through derivative instruments including total return swaps, securities lending arrangements, credit default swaps or other derivative transactions (collectively, “effective leverage”). The Fund’s use of effective leverage will not comprise more than 25% of its Managed Assets. Although certain forms of effective leverage the Fund may use may not be considered senior securities under the 1940 Act, such effective leverage would be considered leverage for the Fund’s total leverage limit noted below. The Fund’s total leverage, through structural leverage and effective leverage, will not comprise more than 40% of the Fund’s Managed Assets.

Distribution Information

The Acquired Fund and the Acquiring Fund currently pay a monthly distribution of $0.073 per share and $0.10 per share, respectively. The Combined Fund would pay a monthly distribution of $0.10 per share.

The Combined Fund intends to make its first distribution to shareholders in the month immediately following the Reorganization. In addition, the Combined Fund expects to follow the same frequency of payments as each Fund and make monthly distributions to shareholders.

Please see “Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund” below for additional information.

Leverage

The Funds’ strategies relating to their use of leverage may not be successful, and the Funds’ use of leverage will cause the Funds’ NAV to be more volatile than they would otherwise be. There can be no guarantee that the Funds will leverage their assets or, to the extent the Funds utilize leverage, what percentage of their assets such leverage will represent.

As of March 31, 2022, the Acquired Fund had aggregate leverage from borrowings and as of April 30, 2022 the Acquiring Fund had aggregate leverage from the issuance of Preferred Shares (defined below) and borrowings as a percentage of their total assets as follows:

Leverage Ratio
Acquired Fund	26.1%
Acquiring Fund	41.4%

If the Reorganization had occurred on April 30, 2022, the leverage ratio for the Combined Fund would have been 33.9%.

Fees and Expenses Table

Below is a comparison of the fees and expenses of the Funds before and after the Reorganization based on the expenses for the fiscal period ended March 31, 2022, for the Acquired Fund and the fiscal period ended April 30, 2022, for the Acquiring Fund. The pro forma information for the Combined Fund is as of April 30, 2022. Pro forma combined fees and expenses are estimated in good faith and are hypothetical.

It is important to note that following the Reorganization, shareholders of the Acquired Fund would be subject to the actual fees and expenses of the Acquiring Fund, which may not be the same as the pro forma combined fees and expenses. Future fees and expenses may be greater or lesser than those indicated below.

	Acquired Fund	Acquiring Fund	Pro Forma Combined Fund
Common Shareholder Transaction Expenses
Sales Load (as a percentage of the offering price)(1)	None	None	None
Offering expenses (as a percentage of offering price)(1)	None	None	None
Dividend reinvestment and optional cash purchase plan fees (per share for open-market purchases of common shares)
Fee for Open Market Purchases of Common Shares	None	$0.02 (per share)(2)	$0.02 (per share)(2)
Fee for Optional Shares Purchases	None	$5.00 (max)(2)	$5.00 (max)(2)
Sales of Shares Held in a Dividend Reinvestment Account	None	$0.12 (per share) and $25.00 (max)(2)	$0.12 (per share) and $25.00 (max)(2)

Annual expenses (as a percentage of net assets attributable to Common Shares)
Advisory fee(3)	1.36%	2.09%	1.88%
Interest expense(4)	0.15%	0.76%	0.60%
Dividends on Preferred Shares	None	0.89%(5)	0.45%(5)
Other expenses	0.26%	0.55%	0.37%
Acquired Fund Fees and Expenses(6)	None	0.01%	0.01%
Total annual expenses	1.77%	4.30%	3.31%
Less: expense reimbursement	None	0.20%(7)	0.12%(7)
Total annual expenses after expense reimbursement	1.77%	4.10%(7)	3.19%(7)

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

Shareholders who participate in the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”) may be subject to fees on certain transactions. Fees for Computershare Trust Company N.A. (the “Plan Agent”) for the handling of the reinvestment of dividends will be paid by the Fund; however, participating shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant, which will be deducted from the value of the dividend. For optional share purchases, shareholders will also be charged a $2.50 fee for automatic debits from a checking/savings account, a $5.00 one-time fee for online bank debit and/or $5.00 for check. Shareholders will be subject to $0.12 per share fee and either a $10.00 fee (for batch orders) or $25.00 fee (for market orders) for sales of shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

(3)

The contractual advisory fee of the Acquired Fund is 1.00% of the average daily value of the Acquired Managed Assets. The term Managed Assets means the Acquired Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage.

The contractual advisory fee of the Acquiring Fund and Combined Fund is 1.25% of the Combined Fund’s average daily Managed Assets. Managed Assets are the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund’s accrued liabilities (other than Acquiring Fund liabilities incurred for the purpose of leverage).

The advisory fee percentage calculation assumes the use of leverage by each Fund as discussed in note (5) below.

(4)

For the Acquired Fund, the percentage in the table is based on total borrowings of $87,000,000 (the balance outstanding under the Acquired Fund’s credit facility as of March 31, 2022, representing approximately 37.5% of the Acquired Fund’s Managed Assets) and an average interest rate during the fiscal period ended March 31, 2022 of 0.21%.

For the Acquiring Fund, the percentage in the table is based on total borrowings of $110,000,000 (the balance outstanding under the Acquiring Fund’s credit facility as of April 30, 2022, representing approximately 30.4% of the Acquiring Fund’s Managed Assets) and an average interest rate during the fiscal period ended April 30, 2022 of 1.44%.

For the Combined Fund, the percentage in the table is based on estimated total borrowings under a credit facility of $197,000,000 (representing approximately 28.2% of the Combined Fund’s Managed Assets and an average interest rate of 1.44%.

There can be no assurances that either Fund will be able to obtain such level of borrowing (or to maintain its current level of borrowing), that the terms under which either Fund borrows will not change, or that either Fund’s use of leverage will be profitable.

(5)	Based on 1,600,000 shares of Preferred Shares outstanding as of April 30, 2022, with an aggregate liquidation preference of $40 million and an annual dividend rate equal to 5.250% of such liquidation preference. The costs associated with the Preferred Shares are borne entirely by common shareholders.

(6)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Acquired fund fees and expenses are borne indirectly by the Fund, but they are not reflected in the Fund’s financial statements; and the information presented in the table will differ from that presented in the Fund’s financial highlights.

(7)	Aberdeen Asset Managers Limited (“AAML”), the investment adviser of the Acquiring Fund, has contractually agreed to limit total “Other Expenses” of the Acquiring Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of the Acquiring Fund to 0.35% per annum of the Acquiring Fund’s average daily net assets until October 31, 2024. AAML has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% per annum of the Combined Fund’s average daily net assets thereafter until October 31, 2024. This contractual limitation may not be terminated before October 31, 2024, without the approval of the Acquiring Fund’s or Combined Fund’s, as applicable, trustees who are not “interested persons” of the Acquiring Fund or Combined Fund, as applicable (as defined in the 1940 Act).

Expense Example

The following example illustrates the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example set forth below assumes shares of each Fund were owned as of the completion of the Reorganization and uses a 5% annual rate of return as mandated by SEC regulations.*

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$18	$56	$96	$208
Acquiring Fund	$41	$129	$217	$444
Pro Forma Combined Fund	$32	$101	$172	$360

* The example should not be considered a representation of future expenses or rate of return and actual Combined Fund expenses may be greater or less than those shown. The example assumes that (i) all dividends and other distributions are reinvested at NAV, (ii) the percentage amounts listed under “Total annual expenses” above remain the same in the years shown and (iii) the expense reimbursement agreement for the Acquiring Fund limiting “Other expenses” as a percentage of net assets attributable to common shares of the Acquiring Fund to 0.35% per annum of the Acquiring Fund’s average daily net assets is only in effect through October 31, 2024, and (iv) the expense reimbursement agreement for the Combined Fund limiting “Other expenses” as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets is only in effect for a period of one year from the date of the Reorganization closing as described in note (8) above, and at 0.35% for a period thereafter through October 31, 2024.

The example includes Dividends on Preferred Shares for the Acquiring Fund. If Dividends on Preferred Shares for the Acquiring Fund were not included in the example calculation, the expenses for the Acquiring Fund for the 1-, 3-, 5- and 10-year periods in the table above would be as follows (based on the same assumptions as above): $32, $103, $175 and $367.

Principal Risks

The principal risks of the Funds are different. Although both Funds are subject to similar active management and selection risk; counterparty risk; credit risk; foreign securities risk; high yield (junk bond) securities risk; LIBOR risk; interest rate risk; investment company securities risk; leveraging risk; market risk; net asset value discount risk and prepayment risk, the Funds’ risks also differ in some regards on account of different investment objectives and strategies. The Acquired Fund is non-diversified and is subject to the risks associated with being non-diversified, whereas the Acquiring Fund is diversified. A non-diversified fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. Consequently, the securities of a particular issuer or a small number of issuers may constitute a significant portion of the fund’s investment portfolio. The Acquiring Fund also identifies anti-takeover provisions; asset-backed and mortgage-backed (or mortgage-related) instruments risk; conflicts of interest risk; covenant lite loans risk; COVID-19 risk; equity securities risk; financial leverage risk; government intervention in the financial markets risk; illiquid investments risk; inflation risk; investment risk; lender liability risk; manager risk; operational risk; repurchase agreements and reverse repurchase agreements risk; risks of changes in fixed income market conditions; risks of other derivative instruments; risks of senior loans; risks of second lien or other subordinated or unsecured loans or debt; risks of structured products; risks of swaps; short sales risk; sovereign debt securities risk; tax risk; temporary investments risk; US government debt securities risk; valuation risk; warrants risk; when-issued and delayed delivery securities risk; and zero coupon securities risk as principal risks of investing in the Acquiring Fund, whereas the Acquired Fund does not identify such risks as principal risks of investing in the Acquired Fund. Also, the Acquired Fund and the Acquiring Fund may share similar risks, but describe them differently. A chart showing which risks are applicable to each Fund is below, and the principal investment risks of the Funds are summarized below.

Principal Risks	Acquired Fund	Acquiring Fund
Active management and selection risk; Manager risk	X	X
Anti-takeover provisions		X
Asset-backed and mortgage-backed (or mortgage-related) instruments risk		X
Brexit risk		X
Conflicts of interest risk		X
Counterparty risk	X	X
Covenant lite loans risk		X
COVID-19 risk		X
Credit risk	X	X
Credit-linked notes risk	X
Currency risk	X
Derivatives risk	X
Distressed securities risk	X
Duration risk	X
Emerging markets risk	X
Equity securities risk		X
Financial leverage risk		X
Fixed income risk	X
Foreign government/supranational risk	X
Foreign risk; Foreign securities risk	X	X
Government intervention in the financial markets risk		X
High yield (junk bond) risk; Below investment grade (high-yield or junk bond) securities risk	X	X
IBOR risk; LIBOR risk	X	X
Industry and sector risk	X
Illiquid investments risk		X
Inflation risk		X
Interest rate risk; Interest rate and income risk	X	X
Investment company securities risk; Risk of investing in other investment companies	X	X
Investment risk		X
Issuer risk	X
Lender liability risk		X
Leveraging risk; Leverage risks	X	X
Liquidity risk	X
Loans and other indebtedness risk	X
Market risk	X	X
Net asset value discount risk	X	X
Nondiversification risk	X
Operational risk		X
Prepayment risk; Prepayment or call risk	X	X
Repurchase agreements and reverse repurchase agreements risk		X
Risks of changes in fixed income market conditions		X
Risks of other derivative instruments		X
Risks of senior loans		X

Principal Risks	Acquired Fund	Acquiring Fund
Risks of second lien or other subordinated or unsecured loans or debt		X
Risks of structured products		X
Risks of swaps		X
Short sales risk		X
Sovereign debt securities risk		X
Tax risk		X
Temporary investments risk		X
US government debt securities risk		X
Valuation risk		X
Warrants risk		X
When-issued and delayed delivery securities risk		X
Zero coupon securities risk		X

Principal Risks of Investing in the Acquiring Fund

Market Risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The values of fixed income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed income securities with longer remaining maturities. Market risk is often greater among certain types of fixed income securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. The values of adjustable, variable or floating rate income securities tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in number or degree over time. The Fund has no policy limiting the maturity of credit obligations it purchases. Such obligations often have mandatory and optional prepayment provisions and because of prepayments, the actual remaining maturity of loans and debts may be considerably less than their stated maturity. Obligations with longer remaining maturities or durations generally expose the Fund to more market risk. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations. Interest rate risk can be considered a type of market risk.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Below investment grade securities (that is, securities rated Ba or lower by Moody’s or BB or lower by S&P) are commonly referred to as “junk” securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Such securities are generally regarded as predominantly speculative with respect to the issuers’ capacities to pay interest or repay principal in accordance with their terms. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities may also have less information available than the market for other securities, further complicating evaluations and valuations of such securities and placing more emphasis on the experience, judgment and analysis of the Advisers.

Credit obligations of stressed and distressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces each of which make analysis of these companies inherently difficult. The Advisers rely on company management, outside experts, market research and personal experience to analyze potential investments. There can be no assurance that any of these sources will provide credible information, or that the Advisers’ analysis will produce conclusions that lead to profitable investments. Obligations of stressed and distressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy court may approve actions that would be contrary to the interests of the Fund. A bankruptcy filing by an issuer may cause such issuer to lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity, and its liquidation value may be less than its value was believed to be at the time of investment. In addition, the duration of a bankruptcy proceeding is difficult to predict and, as such, a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Further, in the early stages of the bankruptcy process it is often difficult to estimate the extent of any contingent claims that might be made and, as such, there is a risk that the Fund’s influence with respect to the class of obligations it owns could be lost by increases in the number and amount of claims in that class or by different classification and treatment. A creditor, such as the Fund, can also lose its ranking and priority if it is determined that such creditor exercised “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. In addition, certain claims have priority by law, such as claims for taxes, which may be substantial and could affect the ability of the Fund to be repaid.

In any investment involving stressed or distressed obligations, there is a risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed or distressed obligations, the value of which may be less than the Fund’s purchase price of such obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

Interest Rate and Income Risk. The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk. The current low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility and increased redemptions. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Prepayment or Call Risk. If interest rates fall, it is possible that issuers of fixed income securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from the prepaid or called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

Risks of Senior Loans. There is less readily available and reliable information about most Senior Loans than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the NAV of the Fund’s common shares (“Common Shares”) and difficulty in valuing the Fund’s portfolio of Senior Loans. Although the Advisers believe that the Fund’s investments in adjustable rate Senior Loans could limit fluctuations in the NAV of the Fund’s Common Shares as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for such Senior Loans and result in fluctuations in the NAV of the Fund’s Common Shares and difficulty in valuing the Fund’s portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the NAV of the Fund’s Common Shares. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. The Advisers rely primarily on their own evaluation of borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers.

The Fund may acquire or hold Senior Loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued to highly leveraged borrowers or borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations, including Senior Loans that are rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans that are rated below investment grade or that are unrated at the time of purchase but are deemed by the Advisers to be of comparable quality. If a Senior Loan is rated at the time of purchase, the Fund may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is dependent on the credit analytical abilities of the Advisers. Because of the protective terms of Senior Loans, the Advisers believe that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted credit obligations. The values of Senior Loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such borrowers or that sale of the collateral granted in connection with Senior Loans would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the bankruptcy court may not give lenders the full benefit of their senior position in the capital structure of the borrower.

The Fund may act as an original lender under Senior Loans or may acquire Senior Loans through assignments or participations. The Fund may make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are experiencing, or are likely to experience, financial difficulty (including highly leveraged borrowers) and such loans may constitute a material amount of the Fund’s portfolio. The Fund will not make Senior Loans to, or acquire Senior Loans of, borrowers that, at the time of the making or acquisition of the loan by the Fund, are in bankruptcy.

If the Fund acquires a Senior Loan through an assignment agreement, it will typically succeed to all the rights and obligations of the assigning institution and become a lender under the credit agreement with respect to the debt obligation purchased; however, its rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies of the lenders under the loan agreement and with regard to any associated collateral. If the Fund acquires an interest in a Senior Loan through a participation agreement, the Fund will enter into a contractual relationship with the institution selling the participation, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When purchasing a participation, the Advisers will analyze the credit risk posed by the institution selling the participation. The Advisers rely primarily on their own evaluation of the credit quality of such selling institutions rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers. Because of the nature of its investments, the Fund may be subject to allegations of lender liability and other claims. In addition, the Securities Act deems certain persons to be “underwriters” if they purchase a security from an issuer and later sell it to the public. Although it is not believed that the application of this Securities Act provision would cause the Fund to be engaged in the business of underwriting, a person who purchases an instrument from the Fund that was acquired by the Fund from the issuer of such instrument could allege otherwise. Under the Securities Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

In certain circumstances, Senior Loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common law fraud protections under applicable state law.

Below Investment Grade (High-Yield or Junk Bond) Securities Risk. Fixed income securities rated below investment grade generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. These securities are especially sensitive to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of below investment grade instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. The secondary market for high-yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for high-yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger for high-yield securities than for higher quality instruments. Under continuing adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these securities may become illiquid. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade securities, especially in a market characterized by a low volume of trading. Unrated instruments involve the risk that the Advisers may not accurately evaluate the instrument’s comparative credit rating. As a result, the Fund’s investments in unrated instruments depend more heavily on the Advisers’ credit analysis than if the Fund invested in comparable rated instruments. Some unrated securities may not have an active trading market or may be difficult to value, and the Fund might have difficulty selling them at an acceptable price.

LIBOR risk. Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate (“LIBOR”) plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates the LIBOR administrator, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. However, for US dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months). As to those tenors, the LIBOR administrator has published a consultation regarding its intention to cease publication of US dollar LIBOR as of June 30, 2023 (instead of December 31, 2021, as previously expected), apparently based on continued rate submissions from banks. The FCA and other regulators have stated that they welcome the LIBOR Administrator’s action. An extension to 2023 would mean that many legacy US dollar LIBOR contracts would terminate before related LIBOR rates cease to be published. However, the same regulators emphasized that, despite any continued publication of US dollar LIBOR through June 30, 2023, no new contracts using US dollar LIBOR should be entered into after December 31, 2021. There is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date.

Although the financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is incomplete, and the process for amending existing contracts or instruments to transition from LIBOR remains unclear.

It is not possible to predict the effect that these announcements or any such discontinuance will have on LIBOR or on floating rate securities linked to LIBOR (“LIBOR-linked securities”). Many, but not all, LIBOR-linked securities have provisions that will change their interest rate basis upon the occurrence of certain benchmark transitions events. If the calculation agent (or other party in certain cases) for such a security determines that a benchmark transition event and its related benchmark replacement date have occurred with respect to LIBOR for particular LIBOR-linked securities, then a benchmark replacement may be selected by the calculation agent (or other party) in accordance with the benchmark transition provisions of the relevant securities.

The selection of a benchmark replacement, and any decisions, determinations or elections made by the calculation agent (or other party) in connection with implementing a benchmark replacement with respect to LIBOR-linked securities in accordance with the relevant benchmark transition provisions could result in adverse consequences to the interest rate, which could adversely affect the return on, value of and market for LIBOR-linked securities held by the Funds. Further, there is no assurance that the characteristics of any benchmark replacement will be similar to LIBOR, or that any benchmark replacement will produce the economic equivalent of LIBOR. In addition, these announcements and any additional regulatory or market changes, or any substitute reference rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or net asset value (“NAV”). Until then, the Fund may continue to invest in instruments that reference such rates or otherwise use such reference rates due to favorable liquidity or pricing.

COVID-19 risk. The COVID-19 pandemic has caused major disruptions to economies and markets around the world, including the markets in which the Fund invests, and which has and may continue to negatively impact the value of certain of the Fund’s investments. Although vaccines for COVID-19 and variants thereof are becoming more widely available, the COVID-19 pandemic and impacts thereof may continue for an extended period of time and may vary from market to market. To the extent the impacts of COVID-19 continue, the Fund may experience negative impacts to its business that could exacerbate other risks to which the Fund is subject. Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.

The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

Brexit risk. The United Kingdom left the European Union on January 31, 2020 (“Brexit”). The ongoing negotiations surrounding the future relationship between the UK and the EU following UK’s exit from the EU on January 31, 2020 (“Brexit”) have yet to provide clarity on what the outcome will be for the UK, Europe and the worldwide economy. During a prescribed period (the “Transition Period”), which ended on December 31, 2020, certain transitional arrangements were in effect, such that the United Kingdom continued to be treated, in most respects, as if it were still a member of the European Union, and generally remained subject to European Union law. On December 24, 2020, the European Union and the United Kingdom reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the European Union and the United Kingdom, including the European Union-United Kingdom Trade and Cooperation Agreement (the “TCA”). The TCA is limited in its scope primarily to the trade of goods, transport, energy links and fishing; in particular the TCA does not make any meaningful provision for the financial services sector. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. The TCA came into full force on May 1, 2021. Even under the TCA, many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The Fund may face risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to potential volatility in exchange rates and interest rates. Whether or not the Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition. In addition, the risk that abrdn plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Fund and which is headquartered in the UK, fails to adequately respond to Brexit could have significant customer, reputation and capital impacts for abrdn plc and its subsidiaries, including those providing services to the Fund; however, abrdn plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Fund and to manage any disruption to the Fund and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assure that the Fund will not be adversely impacted despite preparations.

Leverage risks. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund limited in its ability to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment adviser or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

Covenant Lite Loans Risk. Covenant lite loans contain fewer maintenance covenants than traditional loans, or no maintenance covenants at all, and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may hinder the Fund’s ability to reprice credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Risks of Changes in Fixed Income Market Conditions. The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. With continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Advisers. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Foreign Securities Risk. The Fund will invest in credit obligations, including loans, of issuers that are organized or located in countries other than the United States, including non-US dollar denominated securities. Investing in non-US issuers involves risks, including that non-US issuers may be subject to less rigorous accounting and reporting requirements than US issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments, the potential for political, social and economic adversity and currency risk.

Currency risk is the risk that fluctuations in the exchange rates between the US dollar and non-US currencies may negatively affect an investment. The value of investments denominated in non-US currencies may fluctuate based on changes in the value of those currencies relative to the US dollar, and a decline in such relative value could reduce the value of such investments held by the Fund.

Emerging Markets. The foreign securities in which the Fund may invest may be issued by companies or governments located in emerging market countries. Investing in the securities of issuers operating in emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or US issuers. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies which may be more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets and therefore issuers of such emerging markets may be more affected by the performance of such industries or sectors. Emerging market economies may be based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies or governments located in emerging market countries tend to be especially volatile (particularly during market closures due to local market holidays or other reasons) and may be less liquid than securities traded in developed countries. Securities in these countries have been characterized by greater potential loss than securities of companies and governments located in developed countries. Investments in the securities of issuers located in emerging markets could be affected by risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information, diplomatic development which could affect US investments in those countries, and potential difficulties in enforcing contractual obligations. Emerging market countries generally have less developed legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for US regulators to bring enforcement actions against such issuers.

Foreign Currency Risk. Since the Fund may invest in credit obligations of foreign issuers denominated in the local currency, changes in foreign currency exchange rates will affect the value of credit obligations in the Fund’s portfolio and the unrealized appreciation or depreciation of investments. In addition to changes in the value of the Fund’s portfolio investments resulting from currency fluctuations, the Fund may incur costs in connection with conversions between various currencies. The Fund may also invest directly in currencies for hedging purposes. The Fund is subject to the risk that those currencies will decline in value relative to the US dollar. The values of the currencies of the emerging market countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies of the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or due to other national or global political or economic developments. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies. Therefore, the Fund’s exposure to foreign currencies may result in reduced returns to the Fund. The Fund may, from time to time, seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in currency hedging transactions. Such transactions may include entering into forward currency exchange contracts, currency futures contracts and options on such futures contracts as well as purchasing put or call options on currencies, in US or foreign markets. Currency hedging involves risks, including possible default by the other party to the transaction, illiquidity and, to the extent the view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. In addition, in certain countries in which the Fund may invest, currency hedging opportunities may not be available. The use of currency transactions can result in the Fund incurring losses because of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency.

Investing in Euro-denominated (or other European currency-denominated) securities entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, it is possible that the Euro could be abandoned in the future by countries that have already adopted its use. The effects of such an abandonment on the applicable country and the rest of the European Economic and Monetary Union (“EMU”) are uncertain but could be negative and severe. Many European countries rely heavily upon export-dependent businesses and any change in the exchange rate between the Euro and the US dollar can have either a positive or a negative effect upon corporate profits and the performance of investments in the European Union. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the United States and global economy and securities markets are impossible to predict and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio.

The Fund computes and expects to continue to distribute its income in US dollars, and the computation of income is made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. If the value of the foreign currencies in which the Fund receives its income falls relative to the US dollar between the date of earning of the income and the time at which the Fund converts the foreign currencies to US dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in US dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund’s performance.

Risks of Second Lien or Other Subordinated or Unsecured Loans or Debt. Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks as those associated with investments in Senior Loans. In addition, because second lien or other subordinated or unsecured loans or debt are subordinated in payment and/or lower in lien priority to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien or subordinated loans or debt, both secured and unsecured, are expected to have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in second lien loans and subordinated loans or debt, both secured and unsecured, which would create greater credit risk exposure. Second lien or other subordinated or unsecured loans or debt of below investment grade quality share risks similar to those associated with investments in other below investment grade securities and obligations.

Risks of Structured Products. The Fund may invest in structured products, including collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments to which it is entitled only from the issuer of the structured product, and generally does not have direct rights against the issuer of, or the entity that sold, assets underlying the structured product. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding such securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying indices or prices of the underlying assets will rise or fall, but prices of the underlying indices and assets (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for, and may have difficulty valuing, these securities.

CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or the collateral may go into default; (iii) the possibility that the CDOs are subordinate to other classes of obligations issued by the same issuer; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Investments in structured notes involve risks including income risk, credit risk and market risk. Recent market conditions have magnified the risks related to an investment in structured products, including greater volatility, increased lack of liquidity and significant losses in value. Where the return on a structured note held by the Fund is based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant fluctuations in the price of the structured note. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Asset-backed and mortgage-backed (or mortgage-related) instruments risk. To the extent the Fund invests in asset-backed and mortgage-backed (or mortgage-related) securities or other instruments, its exposure to prepayment and extension risks may be greater than other investments in fixed income instruments. Rising interest rates tend to extend the duration of mortgage-backed (or mortgage-related) instruments, making them more sensitive to changes in interest rates. In addition, mortgage-backed (or mortgage-related) instruments are subject to prepayment risk—the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund’s returns because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed instruments, such as securities backed by car loans, are subject to risks similar to those associated with mortgage-backed (or mortgage-related) securities.

Privately issued asset-backed and mortgage-backed (or mortgage-related) instruments are typically not traded on an exchange and may have a limited market. Without an active trading market, these instruments may be particularly difficult to value given the complexities in valuing the underlying collateral. Unlike many mortgage-backed (or mortgage-related) instruments issued or guaranteed by the US government, its agencies and instrumentalities, or a government-sponsored enterprise (such as the Federal National Mortgage Association, or Fannie Mae), asset-backed and mortgage-backed (or mortgage-related) instruments issued by private issuers do not have a government or government-sponsored enterprise guarantee and may, and frequently do, have less favorable collateral, credit risk or other characteristics. Although instruments issued by a government-sponsored enterprise are sometimes considered to carry an implicit guarantee from the US government, there can be no assurance that the US government would in fact guarantee such instruments.

Risks of Swaps. The Fund may enter into swap transactions, including credit default, total return, index and interest rate swap agreements, as well as options thereon, and may purchase or sell interest rate caps, floors and collars. Such transactions are subject to market risk, risk of default by the other party to the transaction (i.e., counterparty risk), risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Advisers are incorrect in their forecast of market values, interest rates or currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.

Counterparty Risk. Changes in the credit quality of the dealers that serve as the Fund’s counterparties with respect to derivatives, swaps or other transactions will affect the value of those instruments. In the event of a default by, or the insolvency of, a counterparty, the Fund may sustain losses or be unable to liquidate a derivative or swap position. The Fund and the Advisers seek to deal only with counterparties of high creditworthiness. All of the Fund’s bank or dealer counterparties (including bank or dealer derivative counterparties) will be subject to approval by the Advisers’ risk and compliance groups. The Advisers evaluate and monitor the creditworthiness of the Fund’s counterparties. Specifically, the Advisers’ risk and compliance personnel implement processes with respect to pre-approval, ongoing monitoring and parameters with respect to the Fund’s counterparty risk exposure. The parameters and limitations that may be imposed depend on the creditworthiness of the Funds’ counterparties and the nature of the transactions in which the Fund engages. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade generally looks to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Financial Leverage Risk. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including reverse repurchase agreements, credit facilities such as bank loans or commercial paper, and the issuance of preferred shares or notes. The Fund intends to use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

There can be no assurance that a financial leveraging strategy will continue to be utilized by the Fund or that, if utilized, it will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV of the Common Shares and market price of, and distributions on, the Common Shares and the risk that fluctuations in the costs to borrow, or in the distribution or interest rates on any preferred shares or notes, may affect the return to Common Shareholders. To the extent the income derived from investments purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such proceeds is not sufficient to cover the cost of the financial leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Fund may nevertheless maintain its leveraged position if such action is deemed to be appropriate based on market conditions. The Fund has issued preferred shares. Holders of preferred shares will have rights to elect a minimum of two Trustees. This voting power may negatively affect Common Shareholders (or the interests of holders of preferred shares may differ from the interests of Common Shareholders). The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne by Common Shareholders and consequently will result in a reduction of the NAV of the Common Shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes, so that the investment advisory fees payable to the Adviser will be higher when leverage is utilized. This will create a conflict of interest between the Advisers, on the one hand, and Common Shareholders, on the other hand. Fees and expenses in respect of financial leverage, as well as the investment advisory fee and all other expenses of the Fund, will be borne entirely by the Common Shareholders, and not by preferred shareholders, noteholders or any other leverage providers.

Any lender in connection with a credit facility may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. The Fund is currently a party to a credit facility. Similarly, to the extent the Fund issues additional preferred shares or notes, the Fund currently intends to seek a credit rating from one or more NRSROs on any preferred shares or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Advisers in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns.

The Fund may enter into other transactions that may give rise to a form of leverage including, among others, swaps, futures and forward contracts, options and other derivative transactions. Under current regulations, to the extent that the Fund covers its obligations under such other transactions, such transactions should not be treated as borrowings for purposes of the 1940 Act. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein.

Sovereign debt securities risk. Investments in government debt securities involve special risks. Certain countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of a country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject.

Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the government debtor, which may further impair such debtor’s ability or willingness to service its debts on a timely basis. Holders of government debt, potentially including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

As a result of the foregoing, a government obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

Risks of Other Derivative Instruments. The Fund may utilize options, forward contracts, futures contracts and options on futures contracts. These instruments involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the counterparty to the transaction (i.e., counterparty risk), illiquidity of the derivative instrument and, to the extent the prediction as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used. In addition, transactions in such instruments may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Amounts paid as premiums and cash or other assets held in margin accounts with respect to such instruments are not otherwise available to the Fund for investment purposes.

Further, the use of such instruments by the Fund could create the possibility that losses on the instrument would be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forward contracts, futures contracts or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of call options, in which case the market exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the NAV of the Fund’s Common Shares, and possibly income, and the losses can be greater than if hedging had not been used. Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts may also increase the Fund’s volatility and may involve a significant amount of risk relative to the investment of cash. The use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The Fund will be subject to credit risk with respect to the counterparties to any transactions in options, forward contracts, futures contracts or options on futures contracts. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

When conducted outside the United States, transactions in options, forward contracts, futures contracts or options on futures contracts may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act governing a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Compliance with Rule 18f-4 was required on August 19, 2022. The implementation of Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will be required on August 19, 2022.

Lender Liability Risk. A number of US judicial decisions have upheld judgments for borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Advisers may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Net Asset Value Discount Risk. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their NAV, commonly referred to as a “discount.” Historically, shares of closed-end funds have traded at a discount to their NAV, and the Fund can provide no assurance that its Common Shares will trade at or above their NAV. The Fund’s Common Shares frequently trade at a discount to NAV.

Manager Risk. As with any managed fund, the Advisers may not be successful in selecting the best-performing investments or investment techniques in managing the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds.

Conflicts of Interest Risk. Because the Advisers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Advisers receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, the Advisers have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Advisers have proprietary investments in certain accounts or where the portfolio managers or other employees of the Advisers have personal investments in certain accounts. The Advisers have an incentive to favor these accounts over the Fund. Because the Advisers manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Advisers could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

The Advisers manage assets for accounts other than the Fund, including private accounts and private funds. The Advisers also currently serve as investment advisers to other registered, open-end and closed-end management investment companies (the Fund and all other accounts managed by the Advisers or their affiliates, including private and registered funds, are collectively referred to as “ASI funds”). The Fund may invest in the same credit obligations as the other ASI funds, although their investments may include different obligations of the same issuer. For example, the Fund might invest in Senior Loans issued by a borrower and one or more other ASI funds might invest in the borrower’s junior debt. In addition, the Advisers also manage certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another ASI fund generally will be allocated between the Fund and the other ASI fund in a manner that the Advisers believe to be fair and equitable under the circumstances, in accordance with the Advisers’ trade allocation policies.

Conflicts of interest may arise where the Fund and other ASI funds simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one ASI fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by another ASI fund (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other ASI funds, such other ASI funds may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other ASI funds were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the ASI funds (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other ASI Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review any material amendments to these policies and procedures and will be apprised of any new conflicts that may arise.

Although the professional staff of the Advisers will devote as much time to the management of the Fund as the Advisers deem appropriate to perform their duties in accordance with the investment advisory and sub-advisory agreements and in accordance with reasonable commercial standards, the professional staff of the Advisers may have conflicts in allocating their time and services among the Fund and other ASI funds. The Advisers and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisers and their professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisers and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Advisers.

The Advisers or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Advisers for other clients, and the Advisers generally will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts.

Repurchase Agreements and Reverse Repurchase Agreements Risk. The Fund may invest in repurchase agreements and reverse repurchase agreements. In its purchase of repurchase agreements, the Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, possible lack of access to income on the underlying security during this period, and expenses of enforcing its rights. A repurchase agreement effectively represents a loan from the Fund to the seller under the agreement.

The Fund’s use of reverse repurchase agreements involves many of the same risks involved in the Fund’s use of financial leverage, as the proceeds from reverse repurchase agreements generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement may decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experience insolvency, the Fund may be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements, the NAV of the Fund’s Common Shares will decline, and, in some cases, the investment performance of the Fund would be less favorable than it would have been if the Fund had not used such instruments. A reverse repurchase agreement effectively represents a loan from the buyer to the Fund under the agreement.

Other Risks Related to Investing in the Acquiring Fund

Investment risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the US Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Risks of investing in other investment companies. The Fund may acquire shares in other investment companies, including foreign investment companies to the extent permitted by the 1940 Act. The market value of the shares of other investment companies may differ from the NAV of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses. As a result, the Fund and its Common Shareholders, in effect, will be absorbing two levels of fees with respect to investments in other investment companies.

Zero coupon securities risk. Certain debt obligations purchased by the Fund may take the form of zero coupon bonds. A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its shareholders.

Distributions attributable to the Fund’s “original issue discount” income accruing on zero coupon bonds, and of all other ordinary income, will generally be taxable to the Common Shareholders as ordinary income. As a consequence of selling investments in order to make distributions of “original issue discount” income and other income in respect of which the Fund has not received a corresponding amount of cash, the Fund may realize additional income that gives rise to additional distribution requirements; distributions of such additional income may be taxable to the Common Shareholders as ordinary income or as long-term capital gain depending on which investments are sold.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s Common Shares. Most emerging market countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.

When-issued and delayed delivery securities risk. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the NAV of the Fund’s Common Shares.

Illiquid investments risk. The Fund’s investments in relatively illiquid investments and loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and for fair value, as well as its ability to fairly value such investments and take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which the Fund’s operations require cash, such as when the Fund pays dividends or distributions, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

Short sales risk. The Fund may engage in short sales. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Equity securities risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. An adverse event, such as an unfavorable earnings report, may depress the value of an issuer’s equity securities held by the Fund. The prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant market, or when political or economic events affecting the issuer occur. In addition, equity security prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock.

Warrants risk. The Fund may invest in warrants. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans and this may increase the volatility of the NAV of the Fund’s Common Shares.

Temporary investments risk. During periods in which the Advisers believe that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its primary investment holdings and invest in certain short-term and medium-term debt securities or hold cash. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities believed to be of high quality, which are expected to be subject to relatively low risk of loss of interest or principal. In taking such defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objectives.

Tax risk. The Fund has elected to be treated as, and intends to continue to qualify each year as, a “regulated investment company” under the Code. Assuming the Fund qualifies as a regulated investment company, it generally will not be subject to US federal income tax on its “investment company taxable income” as that term is defined in the Code (which includes, among other items, dividends, taxable interest, original issue discount, market discount and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses), and net capital gain, that it distributes (including amounts that are treated as distributed and reinvested pursuant to the Plan, as described below) to shareholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its shareholders an amount at least equal to 90% of its investment company taxable income. The Fund intends to continue to distribute annually all or substantially all of its investment company taxable income and net capital gain. In order for the Fund to qualify as a regulated investment company in any taxable year, the Fund must also meet certain asset diversification tests and at least 90% of its gross income for such year must be comprised of certain types of qualifying income. If, for any taxable year, the Fund does not qualify as a regulated investment company, it will be treated as a corporation subject to US federal income tax on its net income and capital gains at the regular corporate tax rates (without a deduction for distributions to shareholders). In addition, shareholders will be subject to tax on distributions to the extent of the Fund’s current or accumulated earnings and profits. Accordingly, in such event, the Fund’s ability to achieve its investment objectives would be adversely affected, and Common Shareholders would be subject to the risk of diminished investment returns.

Valuation risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

US government debt securities risk. US government debt securities have historically not involved the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from US government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of US government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the NAV of the Fund’s Common Shares. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Operational Risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Government intervention in the financial markets risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These US and non-US governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. Certain non-US governments and central banks have implemented or may implement so-called negative rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other US or non-US governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under Senior Loans held by the Fund may seek protection under bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Advisers monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that they will be successful in doing so.

Anti-takeover provisions. The Fund’s Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares or at NAV. The Fund’s Board has determined that these provisions are in the best interests of shareholders generally.

Principal Risks of Investing in the Acquired Fund

Net asset value discount risk. The risk that a closed-end investment company will trade at a discount from its net asset value.

Market risk. The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Active management and selection risk. The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

High yield (junk bond) risk. The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Distressed securities risk. The risk that a fund may lose a substantial portion or all of its investment in distressed securities or may be required to accept cash, securities or other property with a value less than its original investment. Distressed debt securities are speculative and involve substantial risks in addition to the risks of investing in lower-grade debt securities. In certain periods, there may be little or no liquidity in the markets for distressed securities. The prices of such securities may be subject to periods of abrupt and erratic market movements and above average price volatility and it may be difficult to value such securities.

Fixed income risk. The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Credit risk. The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Issuer risk. The risk that the value of an issuer’s securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods and services

Interest rate risk. The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Prepayment risk. The risk that the principal on a bond that is held by a fund will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A fund may then have to reinvest that money at a lower interest rate.

Loans and other indebtedness risk. The risk that a fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower and the lending institution. A fund’s ability to sell its loans or to realize their full value upon sale may also be impaired due to the lack of an active trading market, irregular trading activity, wide bid/ask spreads, contractual restrictions, and extended trade settlement periods. In addition, certain loans in which a fund invests may not be considered securities. A fund therefore may not be able to rely upon the anti-fraud provisions of the federal securities laws with respect to these investments.

Duration risk. The risk that longer-duration debt securities are more likely to decline in price than shorter duration debt securities in a rising interest rate environment. Duration is a measure of the price sensitivity of a debt security or portfolio to interest rate changes.

Leveraging risk. The risk that certain fund transactions using leveraging techniques may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to a fund. Leveraging techniques, such as borrowing, will pose certain risks for shareholders, including the possibility of higher volatility of both the NAV and market value of the shares. There can be no assurance that a fund would be able to realize a higher net return on its investment portfolio than the then current dividend interest rate on any senior securities. In such event, the fund leveraged capital structure would result in a lower yield to the shareholders than if the fund were not leveraged. Accordingly, the effect of leverage in a declining market is likely to be a greater decline in the NAV of shares than if a fund were not leveraged, which may be reflected in a greater decline in the market price of the shares.

Derivatives risk. Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Counterparty risk. The risk that a counterparty to a derivatives contract (such as a swap, futures, or options contract) or a repurchase agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk. The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. Where registration is required to sell a security, a fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Trustees of the fund.

Industry and sector risk. The risk that the value of securities in a particular industry or sector (such as communication services) will decline because of changing expectations for the performance of that industry or sector.

Nondiversification risk. Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers, with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund’s assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified

IBOR risk. The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Foreign risk. The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Foreign government/supranational risk. The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Emerging markets risk. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Currency risk. The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Credit-linked notes risk. The risk that the value of a credit-linked note may be impacted by its underlying reference obligation. Risks associated with underlying reference obligations, include but are not limited to market risk, interest rate risk, credit risk, default risk and foreign currency risk. The buyer of a credit-linked note assumes the risk of default by the issuer and the underlying reference asset or entity. If the underlying investment defaults, the payments and principal received by the Fund will be reduced or eliminated. Also, in the event the issuer defaults or there is a credit event that relates to the reference asset, the recovery rate generally is less than a fund’s initial investment, and a fund may lose money.

Investment company securities risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses, which could result in the duplication of certain fees.

Investment Restrictions and Policies

The following is a comparison of the fundamental investment restrictions of the Acquired Fund and the Acquiring Fund, which are substantially similar except that the Acquired Fund is non-diversified, whereas the Acquiring Fund is diversified.

Acquired Fund	Acquiring Fund	Differences

The Acquired Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction

The Acquired Fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

	Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.	Substantially similar.
The Acquired Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	The Acquiring Fund may not act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.	Substantially similar.
The Acquired Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	The Acquiring Fund may not purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments.	Substantially similar.

Acquired Fund	Acquiring Fund	Differences
The Acquired Fund may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	The Acquiring Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities.	Substantially similar.
The Acquired Fund may not lend money or other assets, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.	The Acquiring Fund may not make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities or (c) by engaging in repurchase agreements.	Substantially similar.

Acquired Fund	Acquiring Fund	Differences
The Acquired Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the US government or any of its agencies or instrumentalities, securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) if, as a result, such purchase would result in the concentration (as that term may be defined in the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief) of its investments in securities of issuers in any one industry.	The Acquiring Fund may not invest in any security if as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the US government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates and (ii) an investment in a repurchase agreement, reverse repurchase agreement, CLO, CBO, CDO or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset. The Fund defines an industry by reference to Bloomberg BICS codes for industry classifications.	Substantially similar.
N/A	The Acquiring Fund may not purchase securities of any one issuer, other than obligations issued or guaranteed by the US Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in US Treasury bills, notes, or other obligations issued or guaranteed by the US Government, its agencies or instrumentalities.	The Acquired Fund is non-diversified, whereas the Acquiring Fund is diversified.

Rights of Fund Shareholders

The Acquired Fund was organized as a Delaware statutory trust on January 30, 2013. The Acquiring Fund was organized as a statutory trust under the laws of the State of Delaware on October 12, 2010.

The Acquired Fund and the Acquiring Fund are also each governed by their own Declarations of Trust and By-laws. Copies of these documents are available to shareholders without charge upon written request to the applicable Fund.

The below table summarizes a number of provisions of the respective Declarations of Trust and By-laws of the Acquired Fund and the Acquiring Fund, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The governing instruments have certain similar provisions, however there are differences that might impact how each Fund is governed.

	Acquired Fund	Acquiring Fund
Voting Rights	Shareholders shall have no power to vote on any matter except matters on which a vote of shareholders is required by applicable law, the Declaration of Trust or resolution of the Trustees.

Shareholders shall have no power to vote on any matter except matters on which a vote of shareholders is required by the 1940 Act or the Declaration of Trust, or otherwise permitted pursuant to a resolution of the Trustees.

Shareholder Quorum	Except when a larger quorum is required by applicable law, the Declaration of Trust or the By-Laws, thirty-three and one-third percent (33-1/3%) of the shares outstanding and entitled to vote present in person or represented by proxy at a shareholders’ meeting shall constitute a quorum at such meeting.

The presence in person or by proxy of one-third (1/3) of the Shares entitled to vote which, for the avoidance of doubt, will include Shares held by brokers who provide votes and/or nonvotes as to all matters, shall be a quorum for the transaction of business at a meeting of Shareholders; provided that the By-Laws may specify a lower quorum.

Election of Trustees	In an election of Trustees, the qualified nominees receiving the highest number of votes cast by shareholders entitled to vote at a meeting at which a quorum is present, up to the number of Trustees to be elected at such meeting, shall be elected. There is no cumulative voting in the election of Trustees.	A plurality of the votes cast by Shares represented in person or by proxy at the meeting and entitled to vote thereon.
Removal of Trustees

A Trustee may be removed for cause only, provided the aggregate number of Trustees after such removal shall not be fewer than three, and only by action taken by a majority of the remaining Trustees followed by the holders of at least seventy-five percent of the common shares then entitled to vote in an election of such Trustee.

Shareholders have no right under the Declaration of Trust to remove any Trustee.
Approval of a Consolidation or Merger

The Trust may merge or consolidate as authorized by two-thirds of the Trustees and approved by “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act). Special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into certain shareholders.

Without the vote of the shareholders, the Trustees may (i) sell, convey and transfer all or substantially all of the assets of the Trust to another trust, corporation, partnership, association, or other entity organized under the laws of any state of the United States, in exchange for cash, securities or other consideration, (ii) merge or consolidate the Trust with any other trust, corporation, partnership, association or other entity organized under the laws of any state of the United States, or (iii) cause the Trust to convert to a corporation, limited liability company, limited partnership or other Person under the laws of Delaware or any other state or jurisdiction all upon such terms and conditions and for such consideration as the Trustees shall approve.

Termination of the Fund	The Trust may be dissolved, after a majority of the Trustees have approved a resolution therefor, upon approval by not less than 75% of the shares of each class or series outstanding and entitled to vote, voting as separate classes or series, unless such resolution has been approved by 80% of the Trustees, in which case approval by “a majority of the outstanding voting securities” (as such term is defined in the 1940 Act) shall be required.	The Trust may be dissolved at any time by a majority of the Trustees by written notice to the shareholders.

MANAGEMENT OF THE FUNDS

The Boards of the Funds

The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under Delaware law.

The Advisers of the Funds

Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust, serves as the investment advisor to the Acquired Fund. DMC is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Together, DMC and the other subsidiaries of Macquarie Management Holdings, Inc. manage, as of March 31, 2022, $245.6 billion in assets, including mutual funds, separate accounts and other investment vehicles. Subject to the general supervision of the Acquired Fund’s Board, and in accordance with the investment objective, policies, and restrictions of the Acquired Fund, DMC is responsible for the management and operation of the Acquired Fund and the investment of the Acquired Fund’s assets. DMC provides such services to the Acquired Fund pursuant to the Investment Management Agreement. The Acquired Fund commenced investment operations on May 29, 2013. DMC’s principal place of business is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. The Investment Management Agreement became effective for an initial two-year term and continues in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Acquired Fund or a majority of the Board, or (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s renewal of the Investment Management Agreement is available in the Acquired Fund’s annual report to shareholders for the fiscal year ended September 30, 2021. The Acquired Fund pays to DMC an investment management fee in consideration of the advisory and other services provided by DMC to the Fund. Pursuant to the Investment Management Agreement, the Acquired Fund has agreed to pay DMC a management fee payable on a monthly basis at the annual rate of 1.00% of the Fund’s adjusted average daily Managed Assets. The term Managed Assets means the Acquired Fund’s total assets, including the assets attributable to the proceeds from any borrowings or other forms of structural leverage, minus liabilities, other than the aggregate indebtedness entered into for purposes of leverage. For purposes of the calculation of investment management fees, adjusted average daily net assets exclude the line of credit liability.

Aberdeen Asset Managers Limited (“AAML”), a Scottish Company, serves as the adviser to the Acquiring Fund. AAML’s principal place of business is located at Bow Bells House, 1 Bread Street, London, England, EC4M9HH. AAML is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $612.7 billion in assets as of December 31, 2021. abrdn Inc. serves as the sub-adviser to the Acquiring Fund. The Acquiring Fund pays AAML a monthly fee computed at the annual rate of 1.25% of the Acquiring Fund’s average daily Managed Assets. Managed Assets are the total assets of the Acquiring Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Acquiring Fund’s accrued liabilities (other than Acquiring Fund liabilities incurred for the purpose of leverage). The Acquiring Fund commenced operations on January 27, 2011.

AAML has contractually agreed to limit total “Other Expenses” of the Acquiring Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Acquiring Fund to 0.35% per annum of the Acquiring Fund’s average daily net assets until October 31, 2024. AAML has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% per annum of the Combined Fund’s average daily net assets thereafter until October 31, 2024. This contractual limitation may not be terminated before October 31, 2024, without the approval of the Acquiring Fund’s or Combined Fund’s, as applicable, trustees who are not “interested persons” of the Acquiring Fund or Combined Fund, as applicable (as defined in the 1940 Act).

The Acquiring Fund or Combined Fund, as applicable, may repay any such reimbursement from AAML, within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Acquiring Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML.

Information regarding the basis of the Board of the Acquiring Fund’s approval of the investment advisory and sub-advisory agreements with AAML and abrdn Inc., respectively, is available in the Acquiring Fund’s annual shareholder report for the fiscal year ended October 31, 2021.

abrdn Inc. serves as the sub-adviser to the Acquiring Fund, pursuant to a sub-advisory agreement among AAML, the Acquiring Fund and abrdn Inc. abrdn Inc. is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 and is a wholly-owned subsidiary of abrdn plc. For its services to the Acquiring Fund, abrdn Inc. receives a percentage of the advisory fee received by AAML from the Acquiring Fund after fee waivers and expense reimbursements, if any. For its services as sub-adviser, abrdn Inc. is paid only by the Adviser out of its fees, and is not paid directly by the Acquiring Fund.

Under the Sub-Advisory Agreement, subject to the directions of AAML and the Board, AAML has retained abrdn Inc. to monitor on a continuous basis the performance of the Acquiring Fund’s assets and to assist AAML in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Acquiring Fund’s assets.

The Advisory and Sub-Advisory Agreements with AAML and abrdn Inc., respectively, were effective for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory and Sub-Advisory Agreements may be terminated at any time without payment of penalty by the Acquiring Fund or by AAML upon 60 days’ written notice. The Advisory and Sub-Advisory Agreements will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory and Sub-Advisory Agreements, the Advisers are permitted to provide investment advisory services to other clients.

Effective December 1, 2017, AAML became the Fund’s investment adviser and abrdn Inc. became the Fund’s sub-adviser. Prior to December 1, 2017, the Acquiring Fund was managed by another, unaffiliated investment adviser.

In rendering investment advisory services to the Acquiring Fund, AAML and abrdn Inc. may use the resources of subsidiaries owned by abrdn plc. The abrdn plc affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from the abrdn plc affiliates may render portfolio management, research and/or trade services to US clients of AAML or abrdn Inc.

Portfolio Management of the Acquired Fund

The personnel of DMC who have primary responsibility for the day-to-day management of the Fund’s portfolio are Adam H. Brown and John P. McCarthy.

Listed below are the biographies for each member of the portfolio management team.

Adam H. Brown and John P. McCarthy are primarily responsible for the day-to-day management of the Acquired Fund.

Adam H. Brown – Mr. Brown is a senior portfolio manager for the firm’s high yield strategies within Macquarie Investment Management Fixed Income (MFI). He manages MFI’s bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned an MBA from the A.B. Freeman School of Business at Tulane University and a Bachelor’s degree in Accounting from the University of Florida.

John P. McCarthy – Mr. McCarthy is a senior portfolio manager for the Macquarie Asset Management Fixed Income (MFI) high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research for MFI. McCarthy rejoined Macquarie Asset Management in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Portfolio Management of the Acquiring Fund

The Acquiring Fund is managed by abrdn’s Euro High Yield and Global Leverage Loans teams. The Euro High Yield and Global Leverage Loans teams work in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The teams are responsible for the day-to-day management of the Acquiring Fund. The following individuals have primary responsibility for the day-to-day management of the Acquiring Fund’s portfolio:

Ben Pakenham – Head of European High Yield and Global Loans – Ben Pakenham is Head of European High Yield and Global Loans. He joined abrdn in 2011 from Henderson Global Investors (from 2008-2011), where he was the lead fund manager on the Extra Monthly Income Bond Fund and a named manager on various other credit portfolios including the High Yield Monthly Income Bond Fund. Prior to Henderson Global Investors, he was an Assistant Fund Manager on the High Yield Funds at New Star Asset Management (2005-2008).

Matthew Kence – Investment Director – US High Yield and Global High Yield – Matthew Kence is an Investment Director and is a Portfolio Manager on the abrdn Income Credit Strategies Fund and the Global High Yield strategies at abrdn. He is also responsible for covering US high yield energy companies. Matt joined Standard Life in 2010 from Gannet Welsh & Kotler where he was a Vice President, Credit. Previously, Matt also worked for MFS Investment Management as a high yield analyst. Matt graduated with a BS Mechanical Engineering from Ohio University and received his MBA from the Haas School of Business at the University of California, Berkeley.

Adam Tabor – Investment Director – European High Yield and Leveraged Loans – Adam Tabor is an Investment Director on the Global High Yield team at abrdn. Adam joined Aberdeen Asset Management in 2010 on the graduate rotation scheme having previously interned with the company in 2009. Adam graduated with an MA in Financial Economics from the University of St Andrews. He is a CFA Charterholder.

Other Service Providers

The other service providers for the Funds are as follows. The other service providers for the Acquiring Fund will be the service providers to the Combined Fund.

	Service Providers to the Acquired Fund	Service Providers to the Acquiring Fund
Administrator	The Bank of New York Mellon	abrdn Inc.
Sub-Administrator	N/A	State Street Bank and Trust Company
Custodian	The Bank Of New York Mellon	State Street Bank and Trust Company
Transfer Agent, Dividend Paying Agent and Registrar	Computershare Trust Company, N.A.	State Street Bank and Trust Company
Fund Accounting Services Provider	The Bank of New York Mellon	State Street Bank and Trust Company
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	KPMG LLP
Fund Counsel	Stradley Ronon Stevens & Young, LLP	Dechert LLP
Counsel to the Independent Trustees	Willkie Farr & Gallagher LLP	Faegre Drinker Biddle & Reath LLP

Capitalization

The table below sets forth the capitalization of the Acquired Fund and the Acquiring Fund as of July 18, 2022, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date.

	Acquired Fund	Acquiring Fund	Adjustments		Pro Forma Combined Fund
Net Assets (all classes)	$195,185,158	$173,395,164	None		$368,580,322
Common Shares Outstanding(a)	16,570,234.60	24,127,292	10,576,518.94	(b)	51,274,045.55
Net Asset Value Per Common Share	$11.78	$7.19	$(11.78	)(b)	$7.19
Preferred Shares Outstanding	None	1,600,000	None		1,600,000
Liquidation Preference per Preferred Share	None	$25	None		$25

(a)	Based on the number of outstanding common shares as of July 18, 2022.
(b)	Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.

AGREEMENT BETWEEN DMC AND ABRDN INC.

DMC and abrdn Inc. have entered into the Purchase Agreement pursuant to which abrdn Inc. will acquire the Business if the Reorganization is approved, and satisfaction or waiver of certain other conditions. More specifically, under the Purchase Agreement, DMC has agreed to transfer to abrdn Inc., for a cash payment at the closing of the Asset Transfer (as defined below) and subject to certain exceptions, (i) all right, title and interest of DMC in and to the books and records relating to the Business; (ii) all records required to be maintained to substantiate the track record of the Business; and (iii) all goodwill of the Business as a going concern. Such transfers hereinafter are referred to collectively as the “Asset Transfer.” None of the Trustees, including the Independent Trustees, have any interest in the Reorganization, and the Acquired Fund Board, including all of the Independent Trustees voting separately, unanimously approved the Reorganization.

Section 15(f) of the 1940 Act is a non-exclusive safe harbor provision that permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the investment adviser that results in an “assignment” (as defined in the 1940 Act) of an investment advisory contract with such registered investment company, provided that two conditions are satisfied. First, during the three-year period after such transaction, at least 75% of the members of the investment company’s board of trustees may not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Second, an “unfair burden,” as that term is described in Section 15(f), must not be imposed on such registered investment company as a result of such transaction or any express or implied terms, conditions, or understandings relating to such transaction during the two-year period after the date on which any such transaction occurs. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

DMC intends to qualify for the “safe harbor” provided by Section 15(f), and consequently: (i) for a period of three years after the Closing Date, at least 75% of the trustees of the Combined Fund will not be “interested persons” (as defined in the 1940 Act) of AAML, abrdn Inc. or DMC, and (ii) for a period of two years after the Closing Date, no “unfair burden” as defined in the 1940 Act will be imposed on the Combined Fund as a result of the Reorganization or any express or implied terms, conditions, or understandings applicable thereto.

ADDITIONAL INFORMATION ABOUT THE SHARES OF THE FUNDS

Description of Common Shares to be Issued by the Acquiring Fund; Comparison to the Acquired Fund

The Acquired Fund offers one class of shares: common shares. The Acquiring Fund offers two classes of shares: common shares and Preferred Shares. As a general matter, with respect to the Acquiring Fund and the Acquired Fund, the common shares have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share is entitled to a proportional fractional vote.

The Acquiring Fund’s Agreement and Declaration of Trust authorizes an unlimited number of shares, par value $0.001 per share. If the Reorganization is consummated, the Acquiring Fund will issue common shares to the shareholders of common stock of the Acquired Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of the assets of the Acquired Fund, in each case as of the date of the Reorganization. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Preferred Shares

Currently, the Acquired Fund has not issued preferred shares. The Acquiring Fund has issued 1,600,000 shares of 5.25% Series A Perpetual Preferred Shares, par value $0.001 (“Preferred Shares”). The Acquiring Fund’s Preferred Shares are listed on the NYSE under the ticker symbol “ACP PRA.” The Preferred Shares will have a liquidation preference of $25.00 per share, plus accumulated and unpaid dividends, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. The Preferred Shares have been assigned an A2 rating by Moody’s Investors Service.

Holders of the Series A Perpetual Preferred Shares are entitled to receive quarterly cumulative cash dividend payments at a rate of 5.250%. Dividends and distributions on the Preferred Shares will accumulate from the date of their original issue. Dividends and distributions will be paid quarterly on March 31, June 30, September 30 and December 31 of each year (or, in each case, if such date is not a business day, the next succeeding business day). Distributions are accrued daily and paid quarterly.

Prior to June 30, 2026, the Preferred Shares are not subject to optional redemption by the Acquiring Fund unless the redemption is necessary, in the judgment of the Board, to maintain the Acquiring Fund’s status as a RIC under Subchapter M of the Internal Revenue Code of 1986. On or after June 30, 2026 (any such date, an “Optional Redemption Date”), the Acquiring Fund may redeem in whole or from time to time in part outstanding Preferred Shares at a redemption price per share equal to the $25.00 per share liquidation preference plus an amount equal to all unpaid dividends and distributions accumulated through the Optional Redemption Date (whether or not earned or declared by the Acquiring Fund, but excluding interest thereon).

The Preferred Shares rank senior to the Acquiring Fund’s Common Shares in priority of payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the Acquiring Fund’s affairs; equal in priority with all other future series of preferred shares the Acquiring Fund may issue as to priority of payment of dividends and as to distributions of assets upon dissolution, liquidation or the winding-up of the Acquiring Fund’s affairs; and subordinate in right of payment to amounts owed under the Acquiring Fund’s existing credit facility, and to the holder of any future senior indebtedness, which may be issued without the vote or consent of preferred shareholders.

If the Acquiring Fund fails to have asset coverage of at least 200% with respect to its Preferred Shares as of the close of business on the last business day of each calendar quarter, and such failure is not cured as of the close of business on the date that is 30 calendar days following such business day, the Acquiring Fund will fix a redemption date and proceed to redeem the Preferred Shares, as described below at through the date fixed for redemption by the Board.

Except for matters that do not require the vote of holders of Preferred Shares under the 1940 Act and except as otherwise provided in the Acquiring Fund’s governing documents, or as otherwise required by applicable law, each holder of Preferred Shares will be entitled to one vote for each Preferred Share held by such holder on each matter submitted to a vote of shareholders of the Acquiring Fund. Except as otherwise provided herein or in the Statement of Preferences, the holders of outstanding preferred shares, including the Preferred Shares, will vote together with holders of the Acquiring Fund’s Common Shares as a single class.

Holders of Preferred Shares, voting as a class, shall be entitled to elect at least two of the Acquiring Fund’s trustees. Under the 1940 Act, if at any time distributions on the Preferred Shares are unpaid in an amount equal to two (2) full years’ distributions thereon, the holders of all outstanding Preferred Shares, voting as a class, will be allowed to elect at least a majority of the Acquiring Fund’s trustees with the number of Trustees increased appropriately to the extent necessary to effectuate such rights until all distributions in arrears have been paid or declared and set apart for payment. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including among other things, changes in the Acquiring Fund’s sub-classification as a closed-end investment company or changes in its fundamental investment restrictions.

Other Shares

The Acquiring Fund’s Board (subject to applicable law and the Acquiring Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of either Common Shares or Preferred Shares, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Acquiring Fund’s Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares in connection with the Reorganization.

Distributions

The Funds have similar dividend policies with respect to the payment of dividends on their shares. Distributions of investment company taxable income for each Fund are declared and paid on a monthly basis and capital gains distributions, if any, are paid at least annually.

Outstanding Shares as of July 18, 2022

Outstanding Shares
Acquired Fund	Common Shares: 16,570,234.60
Acquiring Fund	Common Shares: 24,127,292.05 Preferred Shares: 1,600,000

Purchase and Sale

Each Fund’s common shares are listed on the NYSE. The common shares of the Acquiring Fund are listed on the NYSE under the ticker symbol “ACP” and will continue to be so listed following the Reorganization. The common shares of the Acquired Fund are listed on the NYSE under the ticker symbol “IVH” and would be delisted from the NYSE following the Reorganization.

Purchase and sale procedures for the common shares of each of the Funds are similar. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

Share Price Data

The Funds’ common shares have traded both at a premium and at a discount to the Funds’ NAV per common share. There can be no assurance that the Funds’ common shares will not trade at a discount in the future. Shares of closed-end investment companies frequently trade at a discount to NAV. It is not possible to state whether Combined Fund shares will trade at a discount or premium to NAV, or what the extent of any such discount or premium might be.

The following table sets forth for the fiscal quarters indicated the highest and lowest daily prices during the applicable quarter at the close of market on the NYSE per common share along with (i) the highest and lowest closing NAV and (ii) the highest and lowest premium or discount from NAV represented by such prices at the close of the market on the NYSE.

Acquired Fund

	Market Price ($)		Net Asset Value ($)		Premium/discount to net asset value (%)
Quarter Ended	High	Low	High	Low	High	Low
July 31, 2022	11.89	10.21	13.31	11.61	-10.46	-14.41
April 30, 2022	13.34	11.89	14.56	13.31	-7.12	-12.03
January 31, 2022	14.26	13.10	15.02	14.46	-4.37	-10.20
October 31, 2021	14.21	13.67	15.04	14.80	-4.97	-8.44
July 31, 2021	14.05	13.56	15.27	14.84	-6.33	-9.13
April 30, 2021	13.89	13.07	15.21	14.70	-8.44	-11.27
January 31, 2021	13.28	11.69	14.81	13.46	-8.58	-13.26
October 31, 2020	12.23	11.64	13.80	13.40	-9.66	-14.01
July 31, 2020	12.06	10.18	13.41	11.85	-8.93	-14.45
April 30, 2020	14.18	7.97	15.17	10.36	-6.23	--24.23
January 31, 2020	14.20	13.27	15.25	14.68	-6.70	-10.46

Acquiring Fund

	Market Price ($)		Net Asset Value ($)		Premium/discount to net asset value (%)
Quarter Ended	High	Low	High	Low	High	Low
July 31, 2022	9.33	7.57	8.74	7.11	6.75	3.13
April 30, 2022	10.51	9.34	10.01	8.80	7.68	2.64
January 31, 2021	11.45	9.62	10.53	9.94	8.94	-4.47
October 31, 2021	11.69	10.94	11.02	10.45	6.66	1.11
July 31, 2021	12.59	10.76	11.71	10.87	8.35	-6.19
April 30, 2021	12.56	10.91	11.70	11.32	7.63	-3.62
January 31, 2020	11.25	9.29	11.45	10.16	-1.32	-8.56
October 31, 2020	10.83	9.15	10.58	10.15	4.54	-10.29
July 31, 2020	10.06	7.44	10.13	8.47	0.40	-12.26
April 30, 2020	12.24	5.94	12.52	7.62	-2.24	-27.47
January 31, 2020	11.73	10.81	12.51	11.70	-5.25	-7.61

On August 1, 2022, the Acquired Fund’s NAV per share was $12.43 and the last reported sale price of a common share on the NYSE was $11.03, representing a discount to NAV of 10.78%. On August 1, 2022, the Acquiring Fund’s NAV per share was $7.59 and the last reported sale price of a common share on the NYSE was $8.19, representing a premium to NAV of 7.91%.

Performance Information

The performance table below illustrates the past performance of an investment in shares of the Acquired Fund and Acquiring Fund by setting forth the average total returns for the Acquired Fund for the fiscal year ended September 30, 2021, and for the Acquiring Fund for the fiscal year ended October 31, 2021. A Fund’s past performance does not necessarily indicate how its shares will perform in the future and the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares is not reflected in the below.

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	Five Years	One Year	Since Inception	Five Years	One Year	Since Inception	Inception Date
Acquired Fund	10.68%	18.29%	8.43%	10.61%	23.59%	6.69%	May 29, 2013
Acquiring Fund	5.0%	14.7%	5.1%	9.8%	37.1%	5.4%	January 27, 2011

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on a Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

NET ASSET VALUE OF COMMON SHARES

Common shares of the Acquiring Fund are listed on the NYSE. The NAV of the common shares of the Acquiring Fund is computed based upon the value of the Fund’s total assets. NAV is generally determined daily by the Acquiring Fund’s custodian as of the close of the regular trading session on each day that the NYSE is open for business. The NAV of the common shares of the Acquiring Fund is determined by calculating the total value of the Fund’s assets (the value of the securities, plus cash or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses or dividends), and dividing the result by the number of common shares outstanding of the Fund. The Acquiring Fund reserves the right to calculate the NAV more frequently if deemed desirable.

Loans and securities are valued by the Acquiring Fund following valuation guidelines established and periodically reviewed by the Board. Under the valuation guidelines, loans and securities for which reliable market quotes are readily available are valued at current market value and all other loans, securities and assets of the Fund are valued at fair value in good faith following procedures established by the Board.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Fund’s Board of Trustees.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Acquiring Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean of the bid price and ask price of such currencies against the U.S. dollar, as quoted by a major bank.

When an Acquiring Fund common shareholder sells common shares, he or she will typically receive the market price for such common shares, which may be less than the NAV of such common shares.

DIVIDEND REINVESTMENT AND OPTIONAL CASH PURCHASE PLAN

The dividend reinvestment plan (the “Plan”) of the Acquiring Fund, described below, will be the dividend reinvestment plan of the Combined Fund.

The Acquiring Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent” or “Computershare”) in the Acquiring Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in US dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Acquiring Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Trustees of the Acquiring Fund declare an income dividend or a capital gains distribution payable either in the Acquiring Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Acquiring Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Acquiring Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Acquiring Fund shares at such time, or if the Acquiring Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Acquiring Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of an Acquiring Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Acquiring Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Acquiring Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Acquiring Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Acquiring Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her US bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Acquiring Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Acquiring Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Acquiring Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

ANTI-TAKEOVER AND CERTAIN PROVISIONS OF THE ACQUIRING FUND’S AGREEMENT AND DECLARATION OF TRUSTAND BY-LAWS

The Agreement and Declaration of Trust and By-Laws of the Acquiring Fund contain provisions, which are described below in this section, that could have the effect of limiting (i) the ability of other entities or persons to acquire control of the Acquiring Fund; (ii) the Acquiring Fund’s freedom to engage in certain transactions or (iii) the ability of the Acquiring Fund’s trustees or shareholders to amend the Agreement and Declaration of Trust and By-Laws or effectuate changes in the Acquiring Fund’s management. These provisions of the Agreement and Declaration of Trust and By-Laws of the Acquiring Fund may be regarded as “anti-takeover” provisions.

The Board of the Acquiring Fund is divided into three (3) classes, with the terms of one (1) class expiring at each annual meeting of shareholders or special meeting in lieu thereof. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two (2) years the replacement of a majority of the Board of the Acquiring Fund . Shareholders have no right under the Agreement and Declaration of Trust to remove any trustee, other than by electing a different trustee at an annual meeting of shareholders. The Acquiring Fund’s Agreement and Declaration of Trust provides that, unless a two-thirds (2/3) majority of the Board approves such action, the affirmative vote of at least three-fourths (3/4) of the Acquiring Fund’s outstanding shares of each affected class or series entitled to be cast, voting together unless otherwise entitled to vote as a separate class or series, is required in order to approve (i) any amendment to, repeal of, or adoption of any provision inconsistent with, the Acquiring Fund’s Agreement and Declaration of Trust regarding election and term of trustees or (ii) any amendment to the Agreement and Declaration of Trust that reduces the foregoing three-fourths (3/4) vote requirement. A trustee may be removed from office for cause only, and not without cause, and only by the action of two-thirds (2/3) of the remaining trustees provided the aggregate number of Trustees after such removal shall not be less than the minimum set forth in the Agreement and Declaration of Trust.

The Agreement and Declaration of Trust provides that the trustees may (i) sell, convey and transfer all or substantially all of the assets of the Acquiring Fund to another trust, corporation, partnership, association or other entity; (ii) merge or consolidate the Fund with any other trust, corporation, partnership, association or other entity or (iii) dissolve the Acquiring Fund. The trustees may require a shareholder vote on such matters as well. The Agreement and Declaration of Trust does not contemplate that the shareholders could affect any of the foregoing actions directly.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The provisions of the Agreement and Declaration of Trust and By-Laws described above could have the effect of discouraging a third party from seeking to obtain control of the Acquiring Fund in a tender offer or similar transaction.

The Board of the Acquiring Fund has determined that provisions with respect to the Board of the Acquiring Fund and the shareholder voting requirements are in the best interests of the shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

The Agreement and Declaration of Trust provides that the Acquiring Fund will fully indemnify (except in the case of certain disabling conduct) each of its trustees, officers and employees, and any investment adviser or sub-adviser in connection with their service with the Acquiring Fund. The Agreement and Declaration of Trust also provides for advancement of expenses (including counsel fees) to such indemnified persons subject to certain conditions set forth in the Agreement and Declaration of Trust.

CONVERSION TO OPEN-END FUND

The Acquiring Fund may be converted to an open-end management investment company at any time if approved by both (i) a majority of the Board and (ii) a vote of shareholders representing the lesser of (a) 67% or more of the outstanding voting securities of the Fund at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. The composition of the Acquiring Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment companies unless significant changes in portfolio holdings, which might be difficult and could involve losses, and investment policies are made. Conversion of the Acquiring Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would reduce the leveraged capital structure of the Fund with respect to the common shares of the Acquiring Fund. In the event of conversion, the common shares of the Acquiring Fund would cease to be listed on the NYSE or other national securities exchange or market system. The Board believes the closed-end structure is desirable, given the Acquiring Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Acquiring Fund to an open-end management investment company. Common shareholders of an open-end management investment company can require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If converted to an open-end fund, the Acquiring Fund expects to pay all redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Acquiring Fund were converted to an open-end fund, it is likely that new common shares would be sold at NAV plus a sales load.

APPRAISAL RIGHTS

Shareholders of the Acquired Fund and the Acquiring Fund do not have appraisal rights in connection with the proposed transactions.

FINANCIAL HIGHLIGHTS

The Acquired Fund

The information for the six months ended March 31, 2022, is unaudited. The information for the other periods shown has been audited by the Acquired Fund’s independent registered public accounting firm—PricewaterhouseCoopers LLP for the fiscal year ended September 30, 2021, and Deloitte & Touche LLP for fiscal years ended prior to September 30, 2021—unless identified as unaudited. Financial statements for the fiscal year ended September 30, 2021, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquired Fund’s Annual Report for the fiscal year ended September 30, 2021, which is available at https://www.delawarefunds.com/products/closed-end-funds and upon request.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Six months ended 3/31/22[1]	Year ended
	(Unaudited)	9/30/21	9/30/20	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.93	$13.58	$15.05	$15.96	$16.34	$15.65

Income (loss) from investment operations
Net investment income (loss)[2]	0.46	1.00 [3]	1.12 [3]	1.25 [3]	1.36 [3]	1.51 [3]
Net realized and unrealized gain (loss)	(0.95)	1.32	(1.36)	(0.84)	(0.46)	0.66
Total from investment operations	(0.49)	2.32	(0.24)	0.41	0.90	2.17

Less dividends and distributions from:
Net investment income	(0.44)	(0.97)	(1.23)	(1.32)	(1.28)	(1.48)
Total dividends and distributions	(0.44)	(0.97)	(1.23)	(1.32)	(1.28)	(1.48)

Net asset value, end of period	$14.00	$14.93	$13.58	$15.05	$15.96	$16.34
Market value, end of period	$12.67	$13.67	$11.90	$13.71	$14.26	$15.97

Total return based on:[4]
Net asset value	(3.03)%	18.29%	(0.24)%	4.10%	6.68%	15.14%
Market value	(4.22)%	23.59%	(4.04)%	6.07%	(2.47)%	22.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$231,994	$247 [5]	$225 [5]	$249 [5]	$264 [5]	$271 [5]
Ratio of expenses to average net assets[6]	1.77%	1.82%	2.60%	3.16%	2.77%	2.35%
Ratio of expenses to average net assets excluding interest expenses[7]	1.66%	1.50%	1.82%	1.73%	1.59%	1.58%
Ratio of net investment income (loss) to average net assets[8]	6.36%	6.80%	8.18%	8.27%	8.50%	9.31%
Portfolio turnover	30%	55%	45%	34%	46%	39%

1	Ratios have been annualized and total return and portfolio turnover have not been annualized.
2	Calculated using average shares outstanding.
3	Based on average weekly shares outstanding.

4	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total returns for periods less than one year are not annualized.
5	Net assets reported in millions.
6	The ratio of expenses to adjusted average net assets (excluding debt outstanding) for the six months ended March 31, 2022 and for years ended September 30, 2021, 2020, 2019, 2018, and 2017 were 1.30%, 1.34%, 1.82%, 2.17%, 1.90%, and 1.62%, respectively.
7	The ratio of expense to adjusted average net assets excluding interest expense (excluding debt outstanding) for the six months ended March 31, 2022 and the years ended September 30, 2021, 2020, 2019, 2018, and 2017 were 1.22%, 1.11%, 1.27%, 1.19%, 1.09%, and 1.09%, respectively.
8	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the six months ended March 31, 2022 and the years ended September 30, 2021, 2020, 2019, 2018, and 2017 were 4.68%, 5.01%, 5.71%, 5.69%, 5.81%, and 6.43%, respectively.

The Acquiring Fund

The information for the six months ended April 30, 2022, is unaudited. The information for the other periods shown has been audited by KPMG LLP, the Acquiring Fund’s independent registered public accounting firm, unless identified as unaudited. Financial statements for the fiscal year ended October 31, 2021, and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended October 31, 2021, which is available at https//www.abrdnacp.com and upon request.

	For the Six-Month Period Ended April 30, 2022		For the Fiscal Years Ended October 31,
	(unaudited)		2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$10.45		$10.15	$12.46	$14.08	$15.25	$14.63
Net investment income	0.47		0.98	0.87	1.05	1.55	1.49
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(1.50)		1.11	(1.07)	(1.23)	(1.28)	0.57
Total from investment operations applicable to common shareholders	(1.03)		2.09	(0.20)	(0.18)	0.27	2.06
Distributions to preferred shareholders from:
Net investment income	(0.04)		(0.05)	–	–	–	–
Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	(1.07)		2.04	–	–	–	–
Distributions to common shareholders from:
Net investment income	(0.60)		(1.13)	(0.77)	(1.41)	(1.44)	(1.44)
Tax return of capital	–		(0.07)	(0.63)	(0.03)	–	–
Total distributions	(0.60)		(1.20)	(1.40)	(1.44)	(1.44)	(1.44)
Capital Share Transactions:
Impact of at-the-market stock offering	0.02		–	–	–	–	–
Offering costs for preferred shares charged to paid-in-capital	–		(0.11)	–	–	–	–
Dilutive effect of rights offer (Note 6)	–		(0.43)	(0.71)	–	–	–
Total capital share transactions	–		(0.54)	–	–	–	–
Net asset value per common share, end of period	$8.80		$10.45	$10.15	$12.46	$14.08	$15.25
Market value, end of period	$9.44		$11.30	$9.18	$11.33	$13.09	$14.62
Total Investment Return Based on(b):
Market value	(11.14)%		37.13%	(6.16)%	(2.48)%	(0.75)%	28.39%
Net asset value	(10.43)%		14.69%	(5.65)%	(0.29)%	2.34%	15.34%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets including liquidation value of preferred shares, end of period (000 omitted)	$252,251		$283,077	$–	$–	$–	$–
Net assets applicable to common shareholders, end of period (000 omitted)	$212,251		$243,077	$176,871	$162,939	$184,028	$199,375
Average net assets applicable to common shareholders (000 omitted)	$230,329		$218,990	$181,152	$167,303	$195,965	$198,723
Net operating expenses, net of fee waivers/recoupments	3.20	%(c)	2.86%	3.06%	3.89%	3.49%	3.15%
Net operating expenses, excluding fee waivers/recoupments	3.40	%(c)	3.01%	3.24%	4.05%	3.55%	3.13%
Net operating expenses, net of fee waivers/recoupment, excluding interest expense, commitment fee and loan servicing fees	2.44	%(c)	2.24%	2.15%	2.27%	2.24%	2.26%
Net investment income	9.56	%(c)	8.75%	8.26%	8.19%	10.34%	9.78%
Portfolio turnover	33	%(d)	63%	97%	93%	103%	95%
Senior securities (loan facility) outstanding (000 omitted)	$110,000		$118,000	$81,200	$72,000	$83,000	$83,000
Asset coverage ratio on senior securities at period end(e)	329%		340%	–	–	–	–
Asset coverage per $1,000 on senior securities at period end	$3,293		$3,399	$3,178	$3,263	$3,217	$3,402
Asset coverage ratio on total leverage at period end(f)	242%		254%	318%	326%	–	–
Asset coverage per $1,000 on total leverage at period end	$2,415		$2,538	$3,178	$3,263	$3,217	$–

(a)	Based on average shares outstanding.

(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.

(d)	Not annualized.

(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Perpetual Preferred Shares, for investment purposes by the amount of any senior securities, which includes the revolving credit facility.

(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

INFORMATION ABOUT THE REORGANIZATION

Pursuant to the Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement/Prospectus), the Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all or substantially all of the Acquired Fund’s liabilities and obligations in exchange solely for newly issued common shares of the Acquiring Fund, which will be distributed by the Acquired Fund to its shareholders in the form of a liquidating distribution. Acquiring Fund common shares issued to the Acquired Fund shareholders will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s outstanding common shares immediately prior to the Reorganization. Each shareholder of the Acquired Fund will receive the number of Acquiring Fund common shares corresponding to his or her proportionate interest in the common shares of the Acquired Fund (with cash in lieu of fractional shares, which may be taxable). The Reorganization, together with related acts necessary to consummate the same, shall occur at the principal office of the Acquiring Fund or via electronic exchange of documents on or around mid-February 2023 and after satisfaction or waiver of the conditions precedent to the Closing, immediately after the close of regular trading on the NYSE, or at such other place and/or on such other date as to which the parties may agree. As soon as practicable after the Closing Date for the Reorganization, the Acquired Fund will dissolve pursuant to Delaware law.

The distribution of Acquiring Fund common shares to the Acquired Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts Acquiring Fund common shares. Each newly-opened account on the books of the Acquiring Fund for the former shareholders of the Acquired Fund will represent the respective pro rata number of Acquiring Fund common shares due to such shareholder.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. The form of Reorganization Agreement is attached as Appendix A to the Proxy Statement/Prospectus.

Valuation of Common Shares

The net asset value per Acquiring Fund share shall be computed as of the time at which the Acquired Fund and the Acquiring Fund calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (the “Effective Time”), after the declaration and payment of any dividends and/or other distributions on that date. At the closing of the Reorganization, the Reorganization Agreement sets forth that the Acquired Fund assets will be valued in accordance with the Acquired Fund’s valuation procedures as approved by the Board of Trustees of the Acquired Fund. Upon consummation of the Reorganization, the assets transferred to the Acquiring Fund will be valued pursuant to the Acquiring Fund’s valuation procedures as approved by the Board of Trustees of the Acquiring Fund. Please see “Synopsis” above for further information regarding the Funds’ valuation procedures.

Calculation of Number of Acquiring Fund Shares

As of the Effective Time, each Acquired Fund share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund to the net asset value per share of the Acquiring Fund. No fractional Acquiring Fund shares will be distributed unless such shares are to be held in a dividend reinvestment plan account. In the event Acquired Fund shareholders would be entitled to receive fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund shareholders, and each such Acquired Fund shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

Conditions

Under the terms of the Reorganization Agreement, the Reorganization is conditioned upon, among other things, approval by shareholders of the Acquired Fund of the Proposal and each Fund’s receipt of certain routine certificates and legal opinions.

Termination

The Reorganization Agreement may be terminated (i) by mutual agreement of the parties at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board of the Acquiring Fund and the Board of the Acquired Fund, make proceeding with the Reorganization inadvisable; (ii) if one party breaches any representation, warranty or agreement contained in the Reorganization Agreement to be performed at or before the Closing Date and it is not cured within 30 days; or (iii) if the Agreement referred to in “AGREEMENT BETWEEN DMC AND ABRDN INC.” above is validly terminated.

Expenses of the Reorganization

AAML and abrdn Inc. and their affiliates and DMC and its affiliates will bear expenses incurred in connection with the Reorganization, whether or not the Reorganization is consummated. The expenses of the Reorganization are estimated to be approximately $575,000. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganization, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Combined Fund with respect to the portfolio transitioning conducted after the Reorganization.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

Treatment as a Tax-Free Reorganization

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under section 368(a) of the Code. As a condition to the closing of the Reorganization that the Acquired Fund and the Acquiring Fund each receive an opinion from Dechert LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of section 368(a) of the Code. The opinion of Dechert LLP will be based on US federal income tax law in effect on the Closing Date. In rendering its opinion, Dechert LLP will also rely upon certain representations of the management of the Acquired Fund and the Acquiring Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein.

As a reorganization, the US federal income tax consequences of the Reorganization can be summarized as follows:

•	The transfer of the Acquired Fund’s assets in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares in liquidation of the Acquired Fund pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a “reorganization” within the meaning of section 368(a)(1) of the Code;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund assets solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all or substantially all liabilities of the Acquired Fund;

•	No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all or substantially all liabilities or upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in exchange for their Acquired Fund shares, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in section 1256(b) of the Code or stock in a passive foreign investment company, as defined in section 1297(a) of the Code;

•	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of the Acquired Fund shares for Acquiring Fund shares (except with respect to cash received in lieu of fractional shares);

•	The aggregate tax basis for the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by each such Acquired Fund shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

•	The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares surrendered in exchange therefor were held (provided such Acquired Fund shares were held as capital assets on the date of the Reorganization);

•	Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund in exchange therefor; and

•	The holding period of the Acquired Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

The Funds have not sought a tax ruling from the IRS. Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

Capital Loss Carryforwards

As of the fiscal year ended September 30, 2021, the Acquired Fund had $50,731 in capital loss carryforwards. As of the fiscal year ended October 31, 2021, the Acquiring Fund had $61,420,484 in capital loss carryforwards. The Acquiring Fund’s ability to carry forward and use the Acquired Fund or its own pre-Reorganization capital losses may be limited following the Reorganization under the loss limitation rules of sections 382, 383 and 384 of the Code. Either Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Cash in lieu of Fractional Shares

If an Acquired Fund shareholder receives cash in lieu of a fractional share of Acquiring Fund, the Acquired Fund shareholder will be treated as having received the fractional share of Acquiring Fund pursuant to the Reorganization and then as having sold that fractional share of Acquiring Fund for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the tax basis in his, her or its fractional share of Acquiring Fund. This gain or loss generally will be a capital gain or loss and will be long-term capital gain or loss if, as of the date of Reorganization, the holding period for the shares (including the holding period of Acquired Fund surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Distribution of Income and Gains

The Acquired Fund’s tax year is expected to end as a result of the Reorganization. The Acquired Fund generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed investment company taxable income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a RIC during its tax year ending with the date of the Reorganization and to eliminate any US federal income tax on its taxable income in respect of such tax year.

Moreover, if the Acquiring Fund has investment company taxable income or net realized capital gain, but has not distributed such income or gain prior to the Reorganization and you acquire shares of the Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquiring Fund may, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when the Acquiring Fund holds appreciated securities, you may receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain.

Tracking Your Basis and Holding Period; State and Local Taxes

After the Reorganization of the Acquired Fund, you will continue to be responsible for tracking the adjusted tax basis and holding period for your shares of the Combined Fund for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser about the state and local tax consequences, if any, of the Reorganization because the discussion above only relates to the federal income tax consequences.

VOTING INFORMATION AND REQUIREMENTS

Record Date

Shareholders of record of the Acquired Fund as of the close of business on August 11, 2022, the record date (the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each share held fractional shares held shall be entitled to a vote of such fraction.

Proxies

Shareholders of record as of the Record Date may vote by attending the Special Meeting or may authorize a proxy to vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. Please note that if you are a holder in “street name” and wish to vote at the Special Meeting, you must obtain a legal proxy from your broker or bank, which may take several days.

You may revoke your proxy at any time before the Special Meeting by (i) written notice delivered to the Acquired Fund prior to the exercise of the proxy; (ii) execution of a subsequent proxy; or (ii) by attending and voting at the Special Meeting.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” the Proposal.

Quorum

A quorum of shareholders must be present for any business to be conducted at the Special Meeting. Thirty-three and one-third percent (33-1/3%) of the shares of the Acquired Fund outstanding and entitled to vote present in person or represented by proxy at the Special Meeting shall constitute a quorum.

Broker Non-Votes and Abstentions

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. The Proposal is considered “non-routine,” so brokers will not have discretionary voting power with respect to the Proposal, and the Acquired Fund does not expect to receive any broker non-votes.

Abstentions will have the same effect as votes “AGAINST” the Proposal.

Adjournments

The Special Meeting, whether or not a quorum is present, may be adjourned from time to time by a majority of the votes cast by those shareholders entitled to vote at the Special Meeting present in person or by proxy, or by the chairman of the Special Meeting to a date not more than 180 days after the original date of the Special Meeting without notice other than announcement at the Special Meeting.

Information about the Virtual Meeting

The Acquired Fund wants to assure its shareholders of its commitment to ensuring that the Special Meeting provides shareholders with a meaningful opportunity to participate, including the ability to ask questions of the Acquired Fund’s Board of Trustees and management.  To support these efforts, the Acquired Fund will:

•	Provide for Special Meeting attendees to begin logging into the Special Meeting at 2:20pm ET on November 9, 2022, ten minutes in advance of the Special Meeting.

•	Permit participating shareholders to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Post responses to questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints on the Acquired Fund’s webpage.

Provide the ability for participating shareholders of record to vote or revoke their prior vote by following the instructions available on the meeting website during the Special Meeting.  Shares for which a shareholder is the beneficial owner, but not the shareholder of record, also may be voted electronically during the Special Meeting but only if the shareholder obtains a signed proxy (a “legal proxy”) from the record holder (stock brokerage, bank, or other nominee) giving the shareholder the right to vote the shares.

Shareholders of the Acquired Fund who held Acquired Fund shares on the Record Date in their own name directly with the Acquired Fund and wish to participate in and vote at the Special Meeting, should email their full name and address to AST at [attendameeting@astfinancial.com]. They will then be provided with credentials to participate in the Special Meeting. Each shareholder will be able to vote by entering the control number found on the enclosed proxy card. Shareholders of the Acquired Fund who held Acquired Fund shares on the Record Date through an intermediary (such as a broker-dealer) and wish to participate in and vote at the Special Meeting, will need to obtain a legal proxy from their intermediary reflecting the Acquired Fund’s name, the number of Acquired Fund shares held and their name and email address. Such shareholders may forward an email from their intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at [attendameeting@astfinancial.com] with “Legal Proxy” in the subject line. They will then be provided with credentials to participate in the Special Meeting, as well as a unique control number to vote their shares. All requests to participate in and/or vote at the Special Meeting must be received by AST no later than 12:00pm ET on November 8, 2022.

Householding

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more shareholders of the Acquired Fund who share an address, unless the Acquired Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct the Acquired Fund otherwise. To request a separate copy of any shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Acquired Fund at the address and phone number set forth above.

Shareholder Communications

Shareholders who wish to communicate to the full Board of the Acquired Fund may address correspondence to Thomas L. Bennett, Board Chair for the Fund, c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, Pennsylvania 19106-2354. Shareholders may also send correspondence to any individual Trustee c/o the Fund at 100 Independence, 610 Market Street, Philadelphia, PA 1910-2354.

Without opening any such correspondence, Acquired Fund management will promptly forward all such correspondence to the addressed recipient(s).

Vote Required for the Proposal

The Proposal will require the affirmative vote of a majority of the outstanding voting shares (as defined under the 1940 Act) of the Acquired Fund. The 1940 Act defines a majority of the outstanding voting shares as the lesser of either (i) at least 67% of the voting securities present at the meeting, if at least 50% of such securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting shares.

SHAREHOLDER INFORMATION

As of July 18, 2022, to each Fund’s knowledge, no single shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act) beneficially owned more than 5% of either Fund’s outstanding common shares, except as described in the following tables. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly affect the outcome of any item presented to shareholders for approval. Information as to beneficial ownership of common shares, including percentage of common shares beneficially owned, is based on, among other things, reports filed with the SEC by such holders.

The Acquired Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
Sit Investment Associates, Inc.(1) 330 IDS Center 80 South Eighth Street Minneapolis, MN 55402	Common Shares/Beneficial Owner	924,934	5.58%	2.96%
Saba Capital Management, L.P./Saba Capital Management GP, LLC/Mr. Boaz R. Weinstein(2) 405 Lexington Avenue, 58th Floor New York, New York 10174	Common Shares/Beneficial Owner	861,978	5.2%	2.75%
First Trust Portfolios L.P./ First Trust Advisors L.P. / The Charger Corporation(3) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares/Beneficial Owner	1,777,127	11.11%	5.68%

(1) Based solely upon information presented in a Schedule 13G/A filed June 21, 2022, by Sit Investment Associates, Inc.

(2) Based solely upon information presented in a Schedule 13G/A filed February 14, 2022, jointly by Saba Capital Management, L.P./Saba Capital Management GP, LLC/Mr. Boaz R. Weinstein.

(3) Based solely upon information presented in a Schedule 13G/A filed January 24, 2022, jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P.

The Acquiring Fund

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned	Estimated Pro Forma Percentage of Ownership of Combined Fund
First Trust Portfolios L.P./ First Trust Advisors L.P. / The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares/Beneficial Owner	2,585,540	11.11%	5.04%
UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	Preferred Shares/Beneficial Owner	592,205	37.01%	1.15%

(1) Based solely upon information presented in a Schedule 13G/A filed January 24, 2022, jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P.

(2) Based solely upon information presented in a Schedule 13G/A filed January 28, 2022, by UBS Group AG.

Security Ownership of Management

As of July 18, 2022, 2022, the officers and Trustees of the Acquired Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquired Fund. As of July 18, 2022, the officers and Trustees of the Acquiring Fund, in the aggregate, owned less than 1% of the outstanding shares of the Acquiring Fund.

SHAREHOLDER PROPOSALS

Any proposals should be sent to the Acquired Fund, directed to the attention of its Secretary, at the Acquired Fund’s address of listed above. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Exchange Act, other applicable law and the Acquired Fund’s governing instruments.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about [ ], 2022. Shareholders of the Acquired Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ ], 2023, by and between abrdn Income Credit Strategies Fund, a Delaware statutory trust (the “Acquiring Fund”), and Delaware Ivy High Income Opportunities Fund, a Delaware statutory trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”). [Delaware Management Company, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust, joins this Agreement solely for purposes of paragraphs 8.2, 11.1, 11.2 and 11.3 and abrdn Inc., a Delaware corporation registered under the Investment Advisers Act of 1940, joins this Agreement solely for purposes of paragraphs 5.12, 8.2, 11.1, 11.2 and 11.3.]

The reorganization will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund, par value of $0.001 per share (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of Liabilities (as defined in paragraph 1.3) of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for all outstanding Acquired Fund Shares (as defined below) and in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Acquired Fund are each registered closed-end management investment companies, and the Acquired Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, both the Acquired Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest; and

WHEREAS, the Board of Trustees of the Acquiring Fund and of the Board of Trustees of the Acquired Fund have authorized and approved the Reorganization; and

WHEREAS, concurrently with the execution of this Agreement, each of Delaware Management Company, a series of Macquarie Investment Management Business Trust, a Delaware statutory trust and the investment adviser to the Acquired Fund (“Seller”) and abrdn Inc. (“Purchaser”), entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Purchaser agreed to acquire, and Seller agreed to sell, certain assets relating to the Seller’s business with respect to the Acquired Fund; and

WHEREAS, it is intended that, for United States federal income tax purposes, (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) that the Agreement shall constitute a “plan of reorganization” for purposes of the Code;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND FUND TRANSACTIONS

1.1.            The Reorganization. Subject to the requisite approvals and other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, at the Effective Time (as defined in paragraph 2.5), the Acquired Fund shall assign, deliver and otherwise transfer the Assets (as defined in paragraph 1.2) of the Acquired Fund to the Acquiring Fund, and the Acquiring Fund shall assume the Liabilities (as defined in paragraph 1.3) of the Acquired Fund. In consideration of the foregoing, at the Effective Time, the Acquiring Fund shall issue Acquiring Fund Shares to the Acquired Fund. The number of Acquiring Fund Shares to be delivered shall be determined as set forth in paragraph 2.3.

1.2.            Assets of the Acquired Fund. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can be legally transferred, including, without limitation, all cash, cash equivalents, securities, receivables (including securities, interests and dividends receivable), commodities and futures interests, rights to register shares under applicable securities laws, any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund at the Effective Time (as defined in paragraph 2.5), books and records of the Acquired Fund, and any other property owned by the Acquired Fund at the Effective Time (collectively, the “Assets”). For the avoidance of doubt, Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

1.3.            Liabilities of the Acquired Fund. The Acquired Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Effective Time consistent with its obligation to continue its operations and to pursue its investment objective and strategies in accordance with the terms of its prospectus or as presented in the Proxy Statement/Prospectus (as defined in paragraph 5.6) in connection with the Reorganization. The Acquiring Fund will assume all or substantially all liabilities of the Acquired Fund set forth in the Acquired Fund’s statement of assets and stated liabilities as of the Effective Time delivered by the Acquired Fund to the Acquiring Fund pursuant to Section 6.2(b) (collectively, the “Liabilities”). At and after the Effective Time, the Liabilities of the Acquired Fund shall become and be the liabilities of the Acquiring Fund and may be enforced against the Acquiring Fund to the extent as if the same had been incurred by the Acquiring Fund.

1.4.            Distribution of Acquiring Fund Shares. At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund will distribute the Acquiring Fund Shares received from the Acquiring Fund pursuant to paragraph 1.1 (cash may be distributed in lieu of fractional Acquiring Fund Shares, as set forth in paragraph 2.3), pro rata to the record holders of the shares of the Acquired Fund determined as of the Effective Time (the “Acquired Fund Shareholders”) in complete liquidation of the Acquired Fund. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders (together with any cash distributed to Acquired Fund Shareholders in lieu thereof, pursuant to paragraph 2.3) shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Acquired Fund (the “Acquired Fund Shares”) owned by Acquired Fund Shareholders at the Effective Time. All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue share certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5.            Recorded Ownership of Acquiring Fund Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6.            Filing Responsibilities of Acquired Fund. Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed, any state securities commission, any state corporate registry, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date (as defined in paragraph 3.1) and such later date as the Acquired Fund’s existence is terminated.

1.7.            Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8.            Termination. Promptly after the distribution of Acquiring Fund Shares pursuant to paragraph 1.4, the Acquired Fund shall take, in accordance with Delaware law and the Investment Company Act of 1940, as amended (the “1940 Act”) all steps as may be necessary or appropriate to effect a complete deregistration, liquidation and dissolution of the Acquired Fund.

2.	VALUATION

2.1.            Net Asset Value per Acquired Fund Share. The net asset value per Acquired Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquired Fund adopted by the Acquired Fund’s Board of Trustees; provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation.

2.2.            Net Asset Value per Acquiring Fund Share. The net asset value per Acquiring Fund Share shall be computed as of the Effective Time, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund adopted by the Acquiring Fund’s Board of Trustees; provided, however, in the event of any inconsistency, the parties hereto may confer and mutually agree on the valuation.

2.3.            Calculation of Number of Acquiring Fund Shares. As of the Effective Time, each Acquired Fund Share outstanding immediately prior to the Effective Time shall be converted into Acquiring Fund Shares in an amount equal to the ratio of the net asset value per share of the Acquired Fund determined in accordance with Section 2.1 to the net asset value per share of the Acquiring Fund determined in accordance with Section 2.2. [No fractional Acquiring Fund Shares will be distributed unless such shares are to be held in a Dividend Reinvestment Plan account.] In the event Acquired Fund Shareholders would be entitled to receive fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will aggregate such fractional shares and sell the resulting whole shares on the exchange on which such shares are listed for the account of all such Acquired Fund Shareholders, and each such Acquired Fund Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional Acquiring Fund Shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Acquired Fund Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to Acquired Fund Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4.            Effective Time. The Effective Time shall be the time at which the Funds calculate their net asset values as set forth in their respective prospectuses (normally the close of regular trading on the New York Stock Exchange) on the Closing Date (as defined in paragraph 3.1) (the “Effective Time”).

3.	CLOSING

3.1.            Closing. The Reorganization, together with related acts necessary to consummate the same (“Closing”), shall occur at the principal office of the Acquiring Fund or via the electronic exchange of documents on or around mid-February 2023 and after satisfaction or waiver (to the extent permitted by applicable law) of the conditions precedent to the Closing set forth in Section 6 of this Agreement (other than those conditions that by their terms are to be satisfied by actions taken at the Closing, but subject to the satisfaction or, to the extent permitted, waiver of those conditions at the Closing), immediately after the close of regular trading on the New York Stock Exchange, or at such other place (including via electronic exchange of documents) and/or on such other date as to which the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time.

3.2.            Transfer and Delivery of Assets. The Acquired Fund shall direct The Bank of New York Mellon (“BNY”), as custodian for the Acquired Fund, to deliver, at the Closing, a certificate of an authorized officer stating that: (i) the Assets were delivered in proper form to the Acquiring Fund at the Effective Time, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by BNY, on behalf of the Acquired Fund, to State Street Bank and Trust Company (“State Street”), as custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Effective Time and shall be transferred and delivered by the Acquired Fund as of the Effective Time for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. BNY, on behalf of the Acquired Fund, shall deliver to State Street, as custodian of the Acquiring Fund, as of the Effective Time by book entry, in accordance with the customary practices of BNY and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Assets are deposited, the Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds at the Effective Time or by such other manner as State Street, as custodian of the Acquiring Fund, deems appropriate.

3.3.            Share Records. The Acquired Fund shall direct Computershare Inc., in its capacity as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each such Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver to the Secretary of the Acquired Fund prior to the Effective Time a confirmation evidencing that the appropriate number of Acquiring Fund Shares will be credited to the Acquired Fund at the Effective Time, or provide other evidence satisfactory to the Acquired Fund as of the Effective Time that such Acquiring Fund Shares have been credited to the Acquired Fund’s accounts on the books of the Acquiring Fund.

3.4.            Postponement of Effective Time. In the event that at the Effective Time, the primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (the “Market”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Market or elsewhere shall be disrupted so that, in the mutual judgment of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day, or other mutually agreed business day, after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5.            Failure To Deliver Assets. If the Acquired Fund is unable to make delivery pursuant to paragraph 3.2 to the custodian for the Acquiring Fund of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips and shall use its reasonable best efforts to deliver any such assets to the custodian as soon as reasonably practicable.

4.	REPRESENTATIONS AND WARRANTIES

4.1.            Representations and Warranties of the Acquired Fund. Except as has been fully disclosed to the Acquiring Fund as of the date hereof in a written instrument executed by an officer of the Acquired Fund, the Acquired Fund represents and warrants to the Acquiring Fund as follows:

(a)            The Acquired Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquired Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (the “1933 Act”), is in full force and effect.

(c)            At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof other than such restrictions as might arise under the 1933 Act or as otherwise disclosed to the Acquiring Fund.

(d)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, and such as may be required under state securities laws.

(e)            The shareholder reports, marketing and other related materials of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used for a period of six (6) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(f)            The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(g)            All material contracts or other commitments of the Acquired Fund (other than this Agreement and investment contracts, including options, futures, forward contracts and other similar instruments) will terminate without liability or obligation to the Acquired Fund on or prior to the Effective Time.

(h)            Except as otherwise disclosed to and accepted by the Acquiring Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund’s knowledge, threatened against the Acquired Fund or any of the Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions herein contemplated.

(i)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2022, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(j)            Since September 30, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of the Acquired Fund’s shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(l)            The Acquired Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(m)            The Acquired Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code in respect of each taxable year since its commencement of operations (including the taxable year ending on the closing date) and expects to continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquired Fund except as set forth and accrued on the Acquired Fund’s books. The Acquired Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquired Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(n)            The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest. To the knowledge of its officers, the Acquired Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquired Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquired Fund that have been presented to the Acquired Fund in writing.

(o)            All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund’s shares.

(p)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(q)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (q) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

4.2.            Representations and Warranties of the Acquiring Fund. Except as has been fully disclosed to the Acquired Fund as of the date hereof in a written instrument executed by an officer of the Acquiring Fund, Acquiring Fund represents and warrants to the Acquired Fund as follows:

(a)            The Acquiring Fund is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with power under its Amended and Restated Declaration of Trust and Amended and Restated By-Laws, each as amended from time to time, to own all of its properties and assets and to carry on its business as it is presently conducted.

(b)            The Acquiring Fund is registered with the Commission as a closed-end management investment company under the 1940 Act, and the registration of the Acquiring Fund Shares under the 1933 Act is in full force and effect.

(c)            The Acquiring Fund has not taken any action and does not know of any fact or circumstance that could reasonably be expected to prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

(d)            At the Effective Time, all material Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions, if any) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and no such return is currently under audit and no assessment has been asserted, in writing, with respect to such returns.

(e)            The Acquiring Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Code. For each taxable year since its commencement of operations (including the taxable year ending on the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company within the meaning of Section 851 et seq. of the Code and has been eligible to and has computed its federal income tax under Section 852 of the Code and expects to continue to meet such requirements at all times through the Closing Date. The Acquiring Fund has not at any time since its inception been liable for, nor is now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code. There is no other material tax liability (including any foreign, state or local tax liability) of the Acquiring Fund except as set forth and accrued on the Acquiring Fund’s books. The Acquiring Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Acquiring Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder.

(f)            The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its common shares of beneficial interest. To the actual knowledge of its officers, the Acquiring Fund has complied with the requirements for collection and maintenance of Forms W-9 and/or Forms W-8 and has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder. The Acquiring Fund is not under audit by any federal, state or local taxing authority and there are no actual or proposed tax deficiencies with respect to the Acquiring Fund that have been presented to the Acquiring Fund in writing.

(g)            No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws.

(h)            The shareholder reports, marketing and other related materials of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(i)            The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a violation of federal securities laws (including the 1940 Act) or of Delaware law or a material violation of its Amended and Restated Declaration of Trust and Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(j)            Except as otherwise disclosed to and accepted by the Acquired Fund in writing, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(k)            The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at October 31, 2022, have been audited by KPMG LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(l)            Since October 31, 2022, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to by the Acquiring Fund. For the purposes of this subparagraph (l), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund’s liabilities, or the redemption of the Acquiring Fund’s shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(m)            The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action, if any, on the part of the Trustees of the Acquiring Fund, and, subject to the approval of the shareholders of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)            The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Effective Time have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, will be fully paid and non-assessable by the Acquiring Fund and will have been issued in every jurisdiction in compliance in all material respects with applicable registration requirements and applicable securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquiring Fund, nor is there outstanding any security convertible into any of the Acquiring Fund’s Shares.

(o)            The Proxy Statement/Prospectus (as defined in paragraph 5.6), insofar as it relates to the Acquiring Fund, will, at the Effective Time: (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein.

5.	COVENANTS AND AGREEMENTS

5.1.            Conduct of Business. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course consistent with prior practice between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable. Notwithstanding the forgoing, the Acquired Fund will manage its portfolio with the same approximate level of trading, turnover and leverage consistent with past practice, except to the extent agreed in advance with the Acquiring Fund.

5.2.            No Distribution of Acquiring Fund Shares. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.            Information. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.4.            Other Necessary Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.            Shareholder Meeting. The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take such other action under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.6.            Proxy Statement/Prospectus. The Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement/Prospectus on Form N-14 (the “Proxy Statement/Prospectus”) in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

5.7.            Liquidating Distribution. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.8.            Efforts. The Acquiring Fund and the Acquired Fund shall each use their reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent set forth in Article 6 to effect the transactions contemplated by this Agreement as promptly as reasonably practicable; provided, that neither the Acquiring Fund nor the Acquired Fund shall be obligated to waive any condition precedent.

5.9.            Other Instruments. Each of the Acquired Fund and the Acquiring Fund covenants that it will, from time to time, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the other party may reasonably deem necessary or desirable in order to vest in and confirm: (a) to the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) to the Acquiring Fund, title to and possession of all the Assets and assumption of the Liabilities assumed hereunder and otherwise to carry out the intent and purpose of this Agreement.

5.10.            Regulatory Approvals. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Effective Time.

5.11.            Final Tax Distribution. To the extent necessary to avoid entity-level income or excise tax, the Acquired Fund will declare one or more dividends payable prior to the time of Closing to its shareholders.

5.12.            Section 15(f). The Acquiring Fund and Purchaser shall from and after the Effective Time comply in all material respects with Section 15(f) of the 1940 Act and any rules and regulations thereunder.

6.	CONDITIONS PRECEDENT

6.1.            Conditions Precedent to Obligations of Acquired Fund. The obligations of the Acquired Fund to complete the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)            The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Effective Time, to the effect that the representations and warranties of the Acquiring Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

(c)            The Acquiring Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Effective Time.

(d)            The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(e)            The Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquiring Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)            The Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)            The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(iv)            The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquiring Fund’s Amended and Restated Declaration of Trust or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquiring Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Fund, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

(v)            To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(vi)           The Acquiring Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and

(vii)           To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.2.            Conditions Precedent to Obligations of Acquiring Fund. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

(a)            All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

(b)            The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s Assets and known Liabilities, as of the Effective Time, which is prepared in accordance with GAAP and certified by the Principal Financial Officer or Treasurer of the Acquired Fund.

(c)            The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Effective Time, to the effect that the representations and warranties of the Acquired Fund, made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

(d)            The Acquired Fund shall have performed in all material respects all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Effective Time.

(e)            The Acquired Fund and the Acquiring Fund shall have agreed on the number of Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

(f)            The Acquiring Fund, shall have received on the Closing Date the opinion of Stradley Ronon Stevens & Young, LLP, counsel to the Acquired Fund (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers of the Acquired Fund) dated as of the Closing Date, covering the following points:

(i)            The Acquired Fund is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business, including as a registered investment company, and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(ii)            The Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund is a valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(iii)           The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Acquired Fund’s Amended and Restated Declaration of Trust or its Amended and Restated By-Laws or a material violation of any provision of any agreement (known to such counsel) to which the Acquired Fund is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquiring Fund, judgment or decree to which the Acquired Fund is a party or by which it is bound;

(iv)           To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquired Fund in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(v)            The Acquired Fund is a registered investment company classified as a management company of the closed-end type under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(vi)           The outstanding shares of the Acquired Fund are registered under the 1933 Act and its registration is in full force and effect; and

(vii)           To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

6.3.            Other Conditions Precedent. If any of the conditions set forth in this paragraph 6.3 have not been satisfied on or before the Effective Time, the Acquired Fund or the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

(a)            The Agreement and the transactions contemplated herein shall have been approved by (i) the Board of Trustees of the Acquired Fund and (ii) the requisite shareholders of the Acquired Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquiring Fund.

(b)            Each of the conditions to Closing (as defined in the Purchase Agreement) set forth in Section 7 of the Purchase Agreement have been satisfied and the transactions contemplated by the Purchase Agreement will close concurrently with the Closing.

(c)            The Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Fund, and certified copies of the resolutions evidencing such approvals shall have been delivered to the Acquired Fund.

(d)            The Registration Statement on Form N-14 of the Acquiring Fund shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

(e)            On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

(f)            At the Effective Time, no action, suit or other proceeding shall be pending or, to the knowledge of the Acquired Fund or the Acquiring Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

(g)            All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the parties to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

(h)            BNY shall have delivered such certificates or other documents as set forth in paragraph 3.2.

(i)            The Transfer Agent shall have delivered a certificate of its authorized officer as set forth in paragraph 3.3.

(j)            The Acquiring Fund shall have issued and delivered to the Secretary of the Acquired Fund the confirmation as set forth in paragraph 3.3.

(k)            The parties hereto shall have received the opinion of the law firm of Dechert LLP (based on certain facts, assumptions and representations), addressed to Acquiring Fund and Acquired Fund, substantially to the effect that, for federal income tax purposes:

(i)            The transfer of the Acquired Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities of Acquired Fund followed by the distribution by Acquired Fund of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares in liquidation of Acquired Fund pursuant to and in accordance with the terms of this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

(ii)            No gain or loss will be recognized by Acquiring Fund upon the receipt of the Acquired Fund Assets solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities of Acquired Fund;

(iii)            No gain or loss will be recognized by Acquired Fund upon the transfer of the Acquired Fund Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the Liabilities or upon the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares, except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iv)            No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of the Acquired Fund Shares for Acquiring Fund Shares (except with respect to cash received in lieu of fractional shares);

(v)            The aggregate tax basis for Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by each such Acquired Fund Shareholder immediately prior to the Reorganization (reduced by any amount of tax basis allocable to fractional shares for which cash is received);

(vi)            The holding period of Acquiring Fund Shares to be received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares surrendered in exchange therefor were held (provided such Acquired Fund Shares were held as capital assets on the date of the Reorganization);

(vii)           Except for assets which may be marked to market for federal income tax purposes as a consequence of a termination of Acquired Fund’s taxable year, the tax basis of the Acquired Fund Assets acquired by Acquiring Fund will be the same as the tax basis of such assets to Acquired Fund in exchange therefor; and

(viii)         The holding period of the Acquired Fund Assets in the hands of Acquiring Fund will include the period during which those assets were held by Acquired Fund (except where the investment activities of Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund Asset).

(ix)            The Acquiring Fund will succeed to and take into account the items of Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the United States Treasury regulations promulgated thereunder.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund, may waive the conditions set forth in this paragraph 6.3(k).

7.	INDEMNIFICATION

7.1.            Indemnification by the Acquiring Fund. The Acquiring Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquired Fund, and its trustees, officers, employees and agents (the “Acquired Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the Acquiring Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquired Fund Indemnified Parties.

7.2.            Indemnification by the Acquired Fund. The Acquired Fund, solely out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund, and its trustees, officers, employees and agents (the “Acquiring Fund Indemnified Parties”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund Indemnified Parties may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on: (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Fund or the Acquired Fund’s trustees, officers, employees or agents prior to the Closing Date, provided that this indemnification shall not apply to the extent such loss, claim, damage, liability or expense (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund Indemnified Parties.

7.3.            Liability of the Acquired Fund. The parties understand and agree that the obligations of the Acquired Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquired Fund personally, but bind only the Acquired Fund’s property. Moreover, all persons shall look only to the assets of the Acquired Fund to satisfy the obligations of the Acquired Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquired Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquired Fund.

7.4.            Liability of the Acquiring Fund. The parties understand and agree that the obligations of the Acquiring Fund under this Agreement shall not be binding upon any trustee, shareholder, nominee, officer, agent or employee of or adviser to the Acquiring Fund personally, but bind only the Acquiring Fund’s property. Moreover, all persons shall look only to the assets of the Acquiring Fund to satisfy the obligations of the Acquiring Fund hereunder. The parties represent that they each have notice of the provisions of the Declaration of Trust of the Acquiring Fund disclaiming such shareholder and trustee liability for acts or obligations of the Acquiring Fund.

8.	BROKERAGE FEES AND EXPENSES

8.1.            No Broker or Finder Fees. The Acquiring Fund and the Acquired Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein,

8.2.          Expenses of Reorganization. All fees and expenses incurred directly in connection with the consummation of the Reorganization and the transactions contemplated by this Agreement will be borne by the Purchaser and the Seller as agreed between them, without regard to whether the Reorganization is consummated, as set forth in the Purchase Agreement or otherwise agreed in writing. Notwithstanding the foregoing, to the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases made in connection with the Reorganizations, these will be borne by the Acquired Fund with respect to the portfolio transitioning conducted before the Reorganization and borne by the Acquiring Fund with respect to the portfolio transitioning conducted after the Reorganization.

9.	AMENDMENTS AND TERMINATION

9.1.            Amendments. This Agreement may be amended, modified or supplemented in a signed writing in such manner as may be deemed necessary or advisable by the authorized officers of each party, on behalf of either the Acquired Fund and the Acquiring Fund; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Board of Trustees of the Acquired Fund pursuant to paragraph 6.3(a) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of the shareholders of the Acquired Fund without the approval of the Board of Trustees of the Acquired Fund and the Board of Trustees of the Acquiring Fund and the Acquired Fund Shareholders and, further provided, that the officers of the Acquired Fund and the Acquiring Fund may change the Effective Time and Closing Date through an agreement in writing without additional specific authorization by their respective Board of Trustees.

9.2.            Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of the Board of Trustees of the Acquiring Fund and the Board of Trustees of the Acquired Fund, make proceeding with the Agreement inadvisable. In addition, either the Acquiring Fund or the Acquired Fund may at its option terminate this Agreement at or before the Closing Date due to: a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date which breach would give rise to the failure of a condition set forth in Sections 6.1, 6.2 or 6.3, if not cured within 30 days after being provided notice by the non-breaching party. Notwithstanding the foregoing, if Purchaser validly terminates the Purchase Agreement, the Acquiring Fund shall be entitled to terminate this Agreement by providing written notice to the Acquired Fund, and if Seller validly terminates the Purchase Agreement, the Acquired Fund shall be entitled to terminate this Agreement by providing written notice to the Acquiring Fund. In the event of any such termination, in the absence of willful default or breach, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund or their respective Trustees or officers, to the other party or its Trustees or officers.

10.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquired Fund:

Delaware Ivy High Income Opportunities Fund

610 Market Street

Philadelphia, PA 19106-2354
Attention: David F. Connor, Esq.

With copies (which shall not constitute notice) to:

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018
Attention: Michael Mabry, Esq. and E. Taylor Brody, Esq.

If to the Acquiring Fund:

abrdn Income Credit Strategies Fund
1900 Market Street, Suite 200

Philadelphia, PA 19103
Attention: Lucia Sitar, Esq.

With copies (which shall not constitute notice) to:

Dechert LLP
1900 K Street NW
Washington, D.C. 20006
Attention: Thomas C. Bogle, Esq. and William J. Bielefeld, Esq.

11.	PUBLICITY AND CONFIDENTIALITY

11.1.          Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the Acquired Fund, the Acquiring Fund, Purchaser and Seller mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

11.2.         The Acquired Fund, Acquiring Fund, Purchaser and Seller (for purposes of the paragraph 11.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

11.3.          In the event of a termination of this Agreement, the Acquiring Fund, the Acquired Fund Purchaser and Seller agree that they along with their board members, employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

12.	MISCELLANEOUS

12.1.          Entire Agreement. The parties agree that neither party has made any representation, warranty or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

12.2.          Survival. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Acquired Fund and Acquiring Fund contained in paragraphs 7.1 and 7.2, shall survive the Closing.

12.3.          Headings. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.4.          Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

12.5.          Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

12.6.          Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all taken together shall constitute one agreement.

12.7.          Waiver. At any time before the Closing Date, any of the terms or conditions of this Agreement may be waived by either the Acquired Fund Board or the Acquiring Fund Board (whichever is entitled to the benefit thereof), if, in the judgment of such board after consultation with fund counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the shareholders of their respective fund, on behalf of which such action is taken.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND	ABRDN INCOME CREDIT STRATEGIES FUND

By:	By:
Name:	Name:
Title:	Title:

DELAWARE MANAGEMENT COMPANY, A SERIES OF MACQUARIE INVESTMENT MANAGEMENT BUSINESS TRUST agrees to the provisions of paragraphs 8.2, 11.1, 11.2 and 11.3 herein:	ABRDN INC. agrees to the provisions of paragraphs 5.12, 8.2, 11.1, 11.2 and 11.3 herein:

By:	By:
Name:	Name:
Title:	Title:

953837 Delaware Ivy High Income Opportunities Fund PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 9, 2022 The undersigned, revoking all Proxies heretofore given, hereby appoints Emilia P. Wang, Kathryn R. Williams and Catherine DiValentino, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of the above-mentioned Fund to be held online via live webcast, on November 9, 2022 at 2:30pm ET Time and at any and all postponements or adjournments thereof (the “Meeting”), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll free (800) 893-5865. Representatives are available to assist you Monday through Friday 9:00am to 10:00pm ET. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Special Meeting and Proxy Statement/Prospectus are available at delawarefunds.com/cef-proxy. Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative Vote on the internet VOTER PROFILE: Voter ID: 123456789 Security ID: 123456789 Shares to Vote: ** confidential Household ID: 000000 **please call the phone number below for more information VOTE REGISTERED TO: REG1 REG2 REG3 REG4 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 123456789101 SIGN, DATE AND VOTE ON THE REVERSE SIDE Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. Vote by phone vote.proxyonline.com (800) 893-5865 Toll Free Vote by mail Postage-Paid Envelope Mail your signed and voted proxy back in the postage paid envelope provided. PROXY CARD

4628739v.2 Delaware Ivy High Income Opportunities Fund THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR” THE PROPOSAL. This proxy is solicited on behalf of the Board of Trustees. The Board of Trustees recommends you vote FOR the following: TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSAL: FOR AGAINST ABSTAIN 1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Delaware Ivy High Income Opportunities Fund (“IVH”) to abrdn Income Credit Strategies Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all or substantially all liabilities of IVH and the distribution of common shares of beneficial interest of the Acquiring Fund to the shareholders of IVH and complete liquidation of IVH. ○ ○ ○ THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. _______________________________________________________________ Signature (and title if applicable) Date _______________________________________________________________ Signature (if held jointly) Date PROXY CARD

The information in this Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

August 11, 2022

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

DELAWARE IVY HIGH INCOME OPPORTUNITIES FUND

WITH AND INTO

ABRDN INCOME CREDIT STRATEGIES FUND

[ ], 2022

This Statement of Additional Information (“SAI”) is available to shareholders of abrdn Income Credit Strategies Fund (the “Fund”) and Delaware Ivy High Income Opportunities Fund (the “Acquired Fund”) in connection with the proposed reorganization of the Acquired Fund into the Fund. With respect to the reorganization, the Agreement and Plan of Reorganization provides for: (1) the transfer of all of the assets of the Acquired Fund to the Fund, in exchange solely for shares of the Fund (although cash may be distributed in lieu of fractional shares); (2) the assumption by the Fund of all or substantially all liabilities of the Acquired Fund; (3) the distribution of common shares of the Fund to the shareholders of the Acquired Fund; and (4) the complete liquidation of the Acquired Fund (the “Reorganization”). The Fund as it would exist after the Reorganization is referred to as the “Combined Fund.”

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated [ ], 2022, and filed on Form N-14 with the Securities and Exchange Commission (“SEC”) relating to the proposed Reorganization (the “Proxy Statement/Prospectus”). A copy of the Proxy Statement/Prospectus and other information may be obtained without charge by writing to the Fund c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, by calling 1-800-522-5465. You may also obtain a copy of the Proxy Statement/Prospectus on the website of the SEC (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings assigned to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

General	3
Investment Objectives, Policies And Risks of the Fund	3
Investment Restrictions of the Fund	12
Management of the Fund	14
Portfolio transactions and brokerage allocation	23
Repurchase of Common Shares	26
Tax matters	27
Proxy voting policy and proxy voting record	32
Incorporation by reference	32
Financial statements and supplemental financial information	33
Legal counsel	34
Additional information	34
Appendix A—Description of securities ratings	A-1
Appendix B—Proxy voting guidelines	B-1

General

Prior to June 30, 2022, abrdn Income Credit Strategies Fund was known as Aberdeen Income Credit Strategies Fund.

Investment Objectives, Policies And Risks of the Fund

The following information supplements the information contained in the Proxy Statement/Prospectus concerning the investment objectives and policies of the Fund. The investment policies described below, except as set forth under “Investment Restrictions” or as otherwise noted, are not fundamental policies and may be changed by the Fund’s Board of Trustees (each, a “Board” or the “Board”), without the approval of shareholders.

The following information supplements the discussion of the Fund’s investment objectives, principal investment strategies and principal risks that appears in the Proxy Statement/Prospectus and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to the Proxy Statement/Prospectus for a complete presentation of the matters disclosed below. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Senior Loans

The Senior Loan Process

Senior secure floating rate and fixed rate loans (“Senior Loans”) are generally negotiated between a borrower and several lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. In addition, an institution, typically but not always the agent, holds any collateral on behalf of the lenders. The agent is paid a fee by the borrower for its services.

The agent generally is required to administer and manage the Senior Loan on behalf of other lenders. When evaluating Senior Loans, they may consider, and may rely in part on, analysis performed by the agent and other lenders. This analysis may include an evaluation of the value and sufficiency of collateral securing the Senior Loans. If the agent is also acting as collateral agent, it will be required to monitor the collateral. The agent may rely on independent appraisals of specific collateral. The agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The agent generally is also responsible for determining that the lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

The Fund normally relies on the agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the agent to monitor compliance by the borrower with the restrictive covenants in the loan agreement and to notify the lenders, to the extent the agent becomes aware or receives notice thereof, of any adverse change in the borrower’s financial condition. The Fund will not purchase interests in Senior Loans unless the agent, lender and any other person positioned between the Fund and the borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the agent or other persons positioned between the Fund and the borrower could result in losses for the Fund.

The Fund may be required to pay and may receive various fees in connection with purchasing, selling and holding of interests in Senior Loans. The fees normally paid by borrowers include three primary types: structuring fees, commitment fees and prepayment penalties. Structuring fees are paid to lenders when a Senior Loan is originated. Commitment fees are paid to lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Prepayment penalties are fees paid to lenders when a borrower prepays a Senior Loan under certain circumstances set forth in the loan process. If the Fund acts as a lender originating a Senior Loan (an “original lender”), it will receive these fees directly from the borrower. If the Fund subsequently becomes a lender through an assignment or novation (an “Assignment”), it will receive any commitment fees and prepayment penalties directly from the borrower. Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of an investment in a Senior Loan through a participation (a “Participation”), depends on negotiations between the Fund and the lender selling such interests. When the Fund buys a loan through an Assignment, it may be required to pay a fee to the lender selling the loan, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to receive.

3

The Fund may have obligations under a loan agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash and/or liquid securities.

Types of Senior Loan Investments

The Fund may act as an original lender originating a Senior Loan, may purchase Senior Loans through Assignments and may invest in Senior Loans through Participations.

Original Lender. When the Fund acts as an original lender, it may participate in structuring the Senior Loan. When the Fund is an original lender, it will have a direct contractual relationship with the borrower, may enforce compliance of the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. Lenders typically also have full voting and consent rights under loan agreements. Certain actions of the borrower typically requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the borrower, frequently require the unanimous vote or consent of all lenders affected. The Fund intends never to act as the agent or principal negotiator or administrator of a Senior Loan, except to the extent it might be considered to be the principal negotiator of a loan negotiated by the Advisers for the Fund and/or one or more other registered investment companies managed by the Adviser.

The Fund will not act as an original lender for a loan if, after making such loan, loans originated by the Fund would exceed 5% of the Fund’s Managed Assets. The Fund will generally only act as an original lender for a loan if, among other things, in the Advisers’ judgment, the borrower can make timely payments on its loans and satisfy other credit standards established by the Advisers. The Advisers rely primarily on their own evaluation of the credit quality of such a borrower. As a result, the Fund is particularly dependent on the analytical abilities of the Advisers. The Fund will not originate a loan (i) to a borrower that is a portfolio company controlled by a fund managed by the Advisers or their affiliates or (ii) where a fund or account managed by the Advisers or their affiliates is the agent, principal negotiator or administrator of the loan, except to the extent that the Advisers or another registered investment company managed by the Advisers might be considered to be the principal negotiator of a loan it negotiates for the Fund and/or one or more other registered investment companies managed by the Advisers.

Assignment. The purchaser of a loan through an Assignment typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender.

Participations. When the Fund purchases an interest in a loan through a Participation, the Fund will usually have a contractual relationship only with the lender selling the Participation and not with the borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of such payments from the borrower. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the Participation. In the event of insolvency of the lender selling a Participation, the Fund may be treated as a general creditor of the lender.

The Fund generally will not have the right to enforce compliance by the borrower with the loan agreement, nor rights to any funds acquired by other lenders through set-off against the borrower. In addition, when the Fund holds a Participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

Lower Grade Loans and Debt

The Fund’s investments may include credit obligations with the lowest grade assigned by a nationally recognized statistical rating organization (a “NRSRO”) and unrated credit obligations of comparable quality. Appendix A to this SAI contains further information about the rating categories of NRSROs and their significance. Credit obligations assigned the lowest grade ratings include those of companies that are in default or are in bankruptcy or reorganization. Credit obligations of such companies are regarded by the NRSROs as having extremely poor prospects of ever attaining any real investment standing and are usually available at deep discounts from the face values of the instruments. A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the company improves, the underlying value of the obligation may increase, resulting in capital appreciation. If the company defaults on its credit obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount credit obligations may stop generating income and lose value or become worthless.

4

The Advisers seek to balance the benefits of deep discount credit obligations with the risks associated with investments in such obligations. While a diversified portfolio may reduce the overall impact of a deep discount obligation that is in default or loses its value, the risk cannot be eliminated.

Few lower-grade credit obligations are listed for trading on any national securities exchange, and issuers of lower-grade credit obligations may choose not to have a rating assigned to their credit obligations by any NRSRO. As a result, the Fund’s portfolio may consist of a greater portion of unlisted or unrated credit obligations as compared with a fund that invests primarily in higher-grade credit obligations. Unrated credit obligations are usually not as attractive to as many buyers as are rated credit obligations, a factor which may make unrated credit obligations less marketable. These factors may have the effect of limiting the availability of the credit obligations for purchase by the Fund and may also limit the ability of the Fund to sell such credit obligations at their fair value either to raise cash for the repurchase of Common Shares, meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted lower-grade credit obligations, these credit obligations may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The markets for lower-grade loans and debt credit obligations may be less liquid than the markets for higher-grade credit obligations. Liquidity relates to the ability to sell an obligation in a timely manner at a price which reflects the value of that obligation. To the extent that there is no established retail market for some of the lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade credit obligations may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade credit obligations generally could reduce market liquidity for such credit obligations and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates, which currently are near historically low levels, could severely disrupt the market for such credit obligations and adversely affect the value of outstanding credit obligations or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such credit obligations in a timely manner and at their stated value than would be the case for credit obligations for which an established retail market does exist.

During periods of reduced market liquidity or in the absence of readily available market quotations for lower-grade or other credit obligations held in the Fund’s portfolio, the ability of the Fund to value the Fund’s investments becomes more difficult and the judgment of the Advisers may play a greater role in the valuation of the Fund’s investments due to the reduced availability of reliable objective data.

The Fund relies on the Advisers’ judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers. In their analysis, the Advisers may consider the credit ratings of NRSROs in evaluating credit obligations although the Advisers do not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the NRSROs may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Advisers continuously monitor the issuers of credit obligations held in their respective managed portions of the Fund. Additionally, since most non-U.S. income credit obligations are not rated, the Fund will invest in such credit obligations based on the analysis of the Advisers without any guidance from published ratings. Because of the number of investment considerations involved in investing in lower-grade credit obligations and foreign income credit obligations, achievement of the Fund’s investment objectives may be more dependent upon the credit analysis of the Advisers than is the case with investing in higher-grade credit obligations.

New or proposed laws may have an impact on the market for lower-grade credit obligations. The Fund is unable at this time to predict what effect, if any, legislation may have on the market for lower-grade credit obligations.

Derivative Instruments

The Fund may, but is not required to, use various transactions in derivative instruments to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Advisers seek to use such transactions to further the Fund’s investment objectives, no assurance can be given that the use of these transactions will achieve this result. The Fund’s activities involving derivative instruments may be limited due to the Fund’s intent to qualify under the Internal Revenue Code of 1986, as amended (the “Code”), as a regulated investment company. Regulatory developments affecting the exchange-traded and over-the-counter (“OTC”) derivatives markets may impair the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives.

5

Call and Put Options

The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and may also purchase related futures contracts on such securities, indices and currencies. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or, under current regulations, must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium as compensation, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument above the exercise price of the call and may require the Fund to hold a security or instrument which it might otherwise have sold. If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Selling Call and Put Options

Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, under current regulations, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, under current regulations, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

Closing Purchase Transactions and Offsetting Transactions. To terminate its position as a writer of a call or put option, the Fund could enter into a “closing purchase transaction,” which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in OTC transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of OTC options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.

Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price. If a written call option is not covered, the Fund is exposed to the risk that it may have to purchase the underlying securities in the market upon exercise of the option (in order to deliver the securities to the option holder) at a price that is higher than the exercise price and premiums received by the Fund.

6

Purchasing Call and Put Options

The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, the Fund would bear a risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund’s NAV of the Common Shares.

OTC Options

The Fund is authorized to purchase and sell OTC options. OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreements with the Counterparty. OTC options expose the Fund to counterparty risk.

Futures Contracts

The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission (the “CFTC”) under which the Adviser, with respect to the Fund, would be exempt from registration as a “commodity pool operator.” An index futures contract is an agreement pursuant to which two parties agree to take and make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made. An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price. Interest rate futures contracts also include cash settlement contracts based upon a specified interest rate (such as Secured Overnight Financing Rate (SOFR) or Sterling Overnight Interbank Average Rate (SONIA)).

Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market. At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested (“anticipatory hedge”). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund’s securities (“defensive hedge”). To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing provides an alternative to the liquidation of securities positions in the Fund.

7

Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement. There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities or other reference value upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities or other reference value underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities or other reference value underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin and maintenance requirements. Rather than meet additional margin requirements, investors may close out futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the margin requirements in the futures contract market may be less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Advisers may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close out a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would generally not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Advisers’ ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Futures Contracts

The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a “put bear spread”) to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

8

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several risks relating to options on futures contracts. The Advisers will not purchase options on futures contracts on any exchange unless, in the Advisers’ opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk with purchased options is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

Options on Foreign Currencies

The Fund may purchase and write options on foreign currencies in a manner similar to that in which forward contracts or futures contracts on foreign currencies will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. To protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. Conversely, where a rise in the dollar value of a foreign currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Fund may write options on foreign currencies for the same types of purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to protect against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to protect against such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

The Fund may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to protect against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. Under current regulations, in such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

9

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions (“component” transactions), instead of a single derivative instrument as part of a single or combined strategy when, in the opinion of the Advisers, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisers’ judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Additional Risks of Other Derivative Instruments

Each of the U.S. exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser(s) are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

In the event of the bankruptcy of a broker or futures commission merchant through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Advisers.

Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers. Similarly, options on currencies may be traded OTC. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

10

Swap Transactions

The Fund may enter into swap transactions including currency, credit default, total return and interest rate swap agreements, as well as options thereon, and may purchase or sell caps, floors and collars.

The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprised by a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return (i.e., both price returns and dividends or distributions) on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

The Fund may enter into OTC or cleared credit default swap contracts or credit-linked notes for hedging purposes or to gain exposure to a credit security in which the Fund may otherwise invest. An OTC credit default swap is an agreement between two parties to exchange the credit risk of an issuer (reference entity). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the reference entity has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the reference entity remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount to the buyer in the event of an adverse credit event of the reference entity. A credit-linked note is a synthetic security, typically issued by a special purpose vehicle or a bank, that trades like a bond issued by the reference entity but with the economics of the credit default swap. For this security, the buyer of protection sells the note. The buyer of protection (note seller) will typically make periodic payments to the note holder while the reference entity is not in default. If the reference entity defaults, the note seller may profit through the termination of its obligations to make periodic payments and to return the note holder’s principal. Unlike the swap, the buyer of protection in a credit-linked note will receive money at the time of transaction from the sale of the note, and will return this money at the contract’s maturity if no credit event occurs. Conversely, the seller of protection purchases the notes. As with a credit default swap, the note purchaser (protection seller) receives periodic payments. Unlike the swap transaction, the protection seller must pay for the note at the time of the transaction and will collect this money at the contract’s maturity if no credit event occurs.

The Fund may enter into OTC or cleared interest rate swap contracts. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects the purchaser against an interest rate rise above the maximum amount but requires the purchaser to forego the benefit of an interest rate decline below the minimum amount.

The Adviser, with respect to the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to notices of eligibility filed with the National Futures Association. The Fund may engage in transactions involving swap agreements and other derivatives including futures and options on futures in accordance with the rules and interpretations of the CFTC under which the Fund excluded from the definition of a “commodity pool” as defined under CFTC Rule 4.5 under the Commodity Exchange Act. In order for the Adviser, with respect to the Fund, to claim exclusion under CFTC Rule 4.5, the Fund must satisfy one of two CFTC trading limits and not be marketed as a fund for investing in commodity interests.

Under Rule 4.5, the Fund, for other than bona fide hedging transactions, must either:

•	limit certain derivatives exposure so that the aggregate initial margin and premiums required to establish the Fund’s derivatives positions will not exceed 5% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses for those derivatives and excluding any in-the-money options that were in-the-money at the time of purchase); or

•	ensure that the aggregate net notional value of the Fund’s certain derivatives positions do not exceed the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on the Fund’s derivatives positions).

CFTC Rule 4.5 imposes limitations on the marketing activities of a fund seeking to rely on the exclusion. A fund, for which its investment adviser is claiming exclusion under CFTC Rule 4.5, may not market participations to the public in a commodity pool or any vehicle for trading in commodity futures, commodity options or swaps.

11

The Fund will enter into swap, cap or floor transactions only with counterparties approved by the Advisers in accordance with guidelines established by the Fund’s Board of Trustees (the “Board” or the “Trustees”). The Advisers will monitor the creditworthiness of counterparties to the Fund’s swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Fund may enter into swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and, under current regulations, the Fund segregates an amount of cash and/or liquid securities having an aggregate NAV at least equal to the accrued excess. Under current regulations, if the Fund enters into a swap transaction on other than a net basis including selling credit protection, the Fund would segregate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. Under current regulations, to the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of the Fund’s net obligations with respect to the caps, floors or collars.

A swap option, or swaption, is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisers are incorrect in their forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

Structured Notes

Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference indicator. Structured notes or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Investment Restrictions of the Fund

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

1.	Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements) to the extent permitted by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.

2.	Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

12

3.	Invest in any security if as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, (i) an investment in a loan participation will be considered to be an investment in the securities or obligations of the issuer of the loan to which the participation relates and (ii) an investment in a repurchase agreement, reverse repurchase agreement, CLO, CBO, CDO or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset. The Fund defines an industry by reference to Bloomberg BICS codes for industry classifications.

4.	Purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments.

5.	Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities.

6.	Make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities or (c) by engaging in repurchase agreements.

7.	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Thus, with respect to the foregoing restrictions 1 and 3, the Fund currently may not:

1.	Issue senior securities or borrow money, except as permitted by the 1940 Act and the rules and regulations thereunder. Currently, the 1940 Act and the rules and regulations thereunder generally limit the extent to which the Fund may utilize “uncovered” reverse repurchase agreements and borrowings, together with any other senior securities representing indebtedness, to 331/3% of the Fund’s total assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s total assets (less the Fund’s obligations under uncovered reverse repurchase agreements and other senior securities representing indebtedness). “Covered” reverse repurchase agreements will not be counted against the foregoing limits under the 1940 Act. A reverse repurchase agreement will be considered “covered” if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under such reverse repurchase agreement (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time); otherwise, a reverse repurchase agreement will be considered “uncovered.”

2.	Invest in any security if, as a result 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers).

The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

13

Management of the Fund

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Board and the Fund’s officers appointed by the Board. The tables below list the trustees and officers of the Fund and their present positions and principal occupations during the past five years. The business address of the Fund, its Board members and officers and the Adviser is 1900 Market Street, Suite 200, Philadelphia, PA 19103, unless specified otherwise below. The term “Fund Complex” includes each of the registered investment companies advised by the Adviser or their affiliates as of the date of this SAI. Trustees serve three-year terms or until their successors are duly elected and qualified. Officers are annually elected by the Trustees.

Trustees

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Stephen Bird** c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class II Trustee	Term as Trustee expires 2025; Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	26	None.

14

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Randolph Takian c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Class III Trustee and Preferred Shares Trustee	Term as Trustee expires 2023; Trustee since 2010	Managing Director and Head of Bank and Lending of Global Wealth and Investment Management at Bank of America (since 2019); Vice President of Boulevard Acquisition Corp. II, a blank check company and an affiliate of Avenue Capital Group (from 2015 to 2019); President, Chief Executive Officer and Trustee of Avenue Mutual Funds Trust (from 2012 to 2019); Senior Managing Director and Head of Traditional Asset Management of Avenue Capital Group (from 2010 to 2019). Board Member and member of Executive Committee of Lenox Hill Neighborhood House, a non-profit.	1	None.

P. Gerald Malone c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class III Trustee	Term expires 2023; Trustee since 2017	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) and Bionik Laboratories Corp. (US healthcare company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	26	Director of Bionik Laboratories Corporation (U.S. healthcare company) since 2018.

Nancy Yao Maasbach c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class II Trustee and Preferred Shares Trustee	Term expires 2025; Trustee since 2019	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015. Director of The Asia Tigers Fund, Inc. from 2016 to 2018.	7	None.

15

Name, Address and Age	Position(s) Held with Fund(s)	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John Sievwright c/o abrdn Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024; Trustee since 2017	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) and Revolut Limited, a UK-based digital banking firm (since August 2021). Previously he was a Non-Executive Director for the following UK companies: NEX Group plc (2017-2018) (financial); and ICAP plc (2009-2016) (financial).	8	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.

* The “Fund Complex” consists of: abrdn Income Credit Strategies Fund, abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., abrdn Japan Equity Fund, Inc., The India Fund, Inc., abrdn Global Dynamic Dividend Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Global Infrastructure Income Fund, abrdn Funds (which consists of 17 portfolios) and abrdn ETFs (which consists of 3 portfolios).

** Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act as a result of his role with the Adviser.

Officers

The information contained under the heading “OFFICERS” in the Fund’s definitive proxy statement on Schedule 14A for its 2022 annual meeting of shareholders, filed with the SEC on March 24, 2022 (“Proxy Statement”) is incorporated herein by reference.

Experience of Trustees

The information contained under the heading “Additional Information About the Trustees” in the Fund’s Proxy Statement is incorporated herein by reference.

Compensation

The following table sets forth information regarding compensation of Trustees by the Fund and by the Fund Complex of which the Fund is a part for the fiscal year ended October 31, 2021. Officers of the do not receive any compensation directly from the Fund or any other fund in the Fund Complex for performing their duties as officers. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee	Aggregate Compensation from Fund for Fiscal Year Ended October 31, 2021	Total Compensation From Fund and Fund Complex Paid To Trustees*
Nancy Yao Maasbach	$48,198	$242,695
P. Gerald Malone	$63,198	$487,092
John Sievwright	$54,198	$150,293
Randolph Takian	$48,198	$48,198
Stephen Bird	$0	$0

*	See the “Trustees” table for the number of Funds within the Fund Complex that each Trustee services.

16

Board and Committee Structure

The Board is currently composed of four trustees who are not “interested persons” of the Fund (as defined in the 1940 Act) (the “Independent Trustees”), and one Interested Trustee, Stephen Bird. The Fund’s Charter provides that the Board shall be divided into three classes: Class I, Class II and Class III. The terms of office of the Trustees of the Fund in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class I in 2024, Class II in 2025 and Class III in 2023.

The Board has appointed Mr. Malone, an Independent Trustee, as Chair. The Chair presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chair does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board’s Committee structure. The Committee is comprised entirely of Independent Trustees. Each Committee member is also “independent” within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chair, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Fund’s Audit and Valuation Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is responsible for the selection and engagement of the Fund’s independent registered public accounting firm (subject to ratification by the Fund’s Independent Trustees), pre-approves and reviews both the audit and non-audit work of the Fund’s independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund’s Audit and Valuation Committee are Ms. Nancy Yao Maasbach and Messrs. P. Gerald Malone, Randolph Takian and John Sievwright.

The Audit and Valuation Committee oversees the activities of the Fund’s Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund’s Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. The Board has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund’s securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

17

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Fund’s Nominating and Corporate Governance Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates’ qualifications for Board membership and, with respect to nominees for positions as Independent Trustees, their independence from the Fund’s Investment Adviser and Sub-Adviser, as appropriate, and other principal service providers. The Nominating and Corporate Governance Committee generally meets twice annually to identify and evaluate nominees for trustee and makes its recommendations to the Board at the time of the Board’s December meeting. The Nominating and Corporate Governance Committee also periodically reviews trustee compensation and will recommend any appropriate changes to the Board. The Nominating and Corporate Governance Committee also reviews and may make recommendations to the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The members of the Fund’s Nominating and Corporate Governance Committee are Ms. Nancy Yao Maasbach and Messrs. P. Gerald Malone, Randolph Takian and John Sievwright.

The Nominating and Corporate Governance Committee may take into account a wide variety of factors in considering prospective trustee candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate’s ability, judgment and expertise; (vii) overall diversity of the Board’s composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating and Corporate Governance Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Adviser or Sub-Adviser or their affiliates, as appropriate. The Nominating and Corporate Governance Committee will consider potential trustee candidates, if any, recommended by Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not “interested persons” of the Fund, as that term is defined in the 1940 Act; and (iii) are “independent” as defined in the listing standards of any exchange on which the Fund’s shares are listed.

While the Nominating and Corporate Governance Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior trustee or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Board and Committee Meetings in Fiscal Year 2021

During the Fund’s fiscal year ended October 31, 2021, the Board held four regular meetings and three special meetings; the Audit and Valuation Committee held four meetings; and the Nominating and Corporate Governance Committee held two meetings.

Risk Oversight

The information contained under the heading “BOARD AND COMMITTEE STRUCTURE—Board Oversight of Risk Management” in the Fund’s Proxy Statement is incorporated herein by reference.

Shareholder Communications

Shareholders who wish to communicate with Trustees with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Trustees c/o abrdn Inc. (the “Administrator”), the Fund’s administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o abrdn Inc. at Investor.relations@abrdn.com.

Trustee Beneficial Ownership of Securities

As of July 18, 2022, the Fund’s trustees and executive officers, as a group, owned less than 1% of the Fund’s outstanding Common Shares. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its trustees and executive officers.

18

As of December 31, 2021, the dollar range of equity securities owned beneficially by each Trustee in the Fund and in all registered investment companies overseen by the trustee within the same family of investment companies as the Fund appears in the chart below. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. over $100,000

Name of Trustee	Dollar Range of Equity Securities Owned(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in the Family of Investment Companies(2)
Independent Trustees:
Nancy Yao Maasbach	C	D
P. Gerald Malone	C	E
John Sievwright	C	D
Randolph Takian	C	C
Interested Trustee:
Stephen Bird	C	E

(1) “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2) “Family of Investment Companies” means those registered investment companies that are advised by the Adviser or an affiliate and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of December 31, 2021, none of the Independent Trustees or their immediate family members owned any shares of the Advisers or principal underwriter of the Fund or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisers or principal underwriter.

Codes of Ethics

The Fund and the Advisers have each adopted a code of ethics under Rule 17j-1 of the 1940 Act governing the personal securities transactions of their respective personnel. Under each code of ethics, personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Fund), subject to certain general restrictions and procedures. Copies of these Codes of Ethics are on the EDGAR Database on the SEC’s internet site at www.sec.gov and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov.

Beneficial Ownership

Based on, among other things, reports filed with the SEC by a shareholder or “group” (as that term is used in Section 13(d) of the Exchange Act), the following table shows certain information concerning persons who, to the Fund’s knowledge, may be deemed beneficial owners of 5% or more of a class of shares of the Fund because they possessed or shared voting or investment power with respect to the Fund’s shares:

Shareholder Name and Address	Class of Shares / Beneficial or Record Owner	Share Holdings	Percentage Owned
First Trust Portfolios L.P./ First Trust Advisors L.P. / The Charger Corporation(1) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Common Shares/Beneficial Owner	2,585,540	11.11%
UBS Group AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	Preferred Shares/Beneficial Owner	592,205	37.01%

(1) Based solely upon information presented in a Schedule 13G/A filed January 24, 2022, jointly by The Charger Corporation, First Trust Portfolios L.P. and First Trust Advisors L.P.

(2) Based solely upon information presented in a Schedule 13G/A filed January 28, 2022, by UBS Group AG.

19

The Adviser

Aberdeen Asset Managers Limited serves as the Adviser to the Fund and is located at Bow Bells House, 1 Bread Street, London, United Kingdom EC4M 9HH. The Adviser is an indirect wholly-owned subsidiary of abrdn plc, which manages or administers approximately $612.7 billion in assets as of December 31, 2021. abrdn plc and its affiliates (collectively, “abrdn”) provide asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.

The Sub-Adviser

abrdn Inc. serves as the sub-adviser to the Fund, pursuant to a sub-advisory agreement. The Sub-Adviser is located at 1900 Market Street, Suite 200, Philadelphia, PA 19103 and is an indirect wholly-owned subsidiary of abrdn plc.

Advisory Agreements

The Fund and the Adviser are parties to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Fund retains the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund’s investment objectives and policies and limitations, and to manage the day-to-day business and affairs of the Fund (except with respect to matters in the charge of the Fund’s chief compliance officer or other service providers retained by the Fund), for the period and on the terms set forth in the Advisory Agreement.

Under the terms of the Advisory Agreement, the Adviser will (i) supervise the investment activities of the Fund, including advising and consulting with the Board as the Board may reasonably request; (ii) continuously manage the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; (iii) determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions, including the placing of purchase and sale orders on behalf of the Fund, as necessary or appropriate; (iv) furnish offices, facilities and equipment to the Fund to the extent necessary for the management of the Fund; and (v) render periodic reports to the Board as the Board may reasonably request regarding the Fund’s investment program and the services provided by the Adviser hereunder.

The Adviser, the Sub-Adviser and the Fund are parties to a sub-advisory agreement (the “Sub-Advisory Agreement”). Under the Sub-Advisory Agreement, subject to the directions of the Adviser and the Board, the Adviser has retained the Sub-Adviser to monitor on a continuous basis the performance of the Fund’s assets and to assist the Adviser in conducting a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.

In rendering investment advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Investment Advisers Act of 1940, as amended, the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Advisers do business or has clients. No remuneration is paid by the Fund with regards to the MOU/personnel sharing arrangements.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares or debt instruments issued by the Fund or with the securing of any credit facility or other loans for the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and optional cash purchase plan (except for brokerage expenses paid by participants in such plan); compensation and expenses of trustees; costs of stationery; any litigation expenses; and costs of shareholders’ and other meetings.

20

For services under the Advisory Agreement, the Adviser is paid a fee computed daily and payable monthly at an annual rate of 1.25% of the Fund’s average daily Managed Assets. For its services to the Fund, under a sub-advisory agreement with the Adviser, the Sub- Adviser receives a fee from the Adviser equal to 40% of the advisory fee received by the Adviser from the Fund after fee waivers and expense reimbursements, if any.

The Adviser has contractually agreed to limit total “Other Expenses” of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Fund to 0.35% per annum of the Fund’s average daily net assets until October 31, 2023. The Adviser has contractually agreed to limit total “Other Expenses” of the Combined Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) as a percentage of net assets attributable to common shares of the Combined Fund to 0.25% per annum of the Combined Fund’s average daily net assets for twelve months following the closing of the Reorganization and then 0.35% per annum of the Combined Fund’s average daily net assets thereafter until October 31, 2024. This contractual limitation may not be terminated before October 31, 2024, without the approval of the Fund’s or Combined Fund’s as applicable, trustees who are not “interested persons” of the Fund or Combined Fund, as applicable (as defined by the 1940 Act.)

The Fund or Combined Fund, as applicable may repay an such reimbursement from the Adviser within three years of the reimbursement, provided that the following requirements are met: the reimbursements do not cause the Fund or Combined Fund, as applicable, to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

The Advisory and Sub-Advisory Agreements continue for an initial term of two (2) years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Advisory and Sub-Advisory Agreements may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Advisory and Sub-Advisory Agreements will automatically terminate in the event of its assignment, as defined under the 1940 Act. Under the Advisory and Sub-Advisory Agreements, the Advisers are permitted to provide investment advisory services to other clients.

Effective December 1, 2017, the Adviser became the Fund’s investment adviser and abrdn, Inc. became the Fund’s sub-adviser. Prior to December 1, 2017, the Fund was managed by another, unaffiliated investment adviser.

For the fiscal years ended October 31, 2019, 2020 and 2021, the Adviser earned gross advisory fees of $3,010,700, $3,239,832 and $4,132,821, respectively. The subadvisory fees paid to the Sub-Adviser are paid by the Adviser from the management fee it receives. For the fiscal years ended October 31, 2019, 2020 and 2021, the Sub-Adviser received sub-advisory fees of $1,096,876, $1,161,658 and $ $1,653,128, respectively.

The Advisory and Sub-Advisory Agreements provide that the Advisers will not be liable for any error of judgment or mistake of law, or for any act or omission or any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of its duties (“disabling conduct”) and provides for indemnification by the Fund of the Advisers for any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Advisers, subject to certain limitations and conditions.

The Administrator

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, serves as administrator to the Fund. Under the administration agreement, abrdn Inc. is generally responsible for managing the administrative affairs of the Fund.

For administration related services, abrdn Inc. is entitled to receive a fee that is computed monthly and paid quarterly at an annual rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets in between $1 billion and $2 billion and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion, plus certain out-of-pocket expenses.

For the fiscal years ended October 31, 2019, 2020 and 2021, abrdn Inc. earned $301,070, $323,983 and $413,282, respectively from the Fund for administration services.

During periods when the Fund is using leverage, the fee paid to abrdn Inc. (for various services) will be higher than if the Fund did not use leverage because the fees paid are calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage.

State Street Bank and Trust Company (“State Street”) serves as sub-administrator of the Fund and is paid by abrdn Inc. out of the fees it receives as the Fund’s administrator.

21

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

State Street serves as custodian (the “Custodian”) for the Fund. State Street also provides accounting services to the Fund. State Street serves as the Fund’s dividend paying agent, transfer agent and registrar.

Independent Registered Public Accountant

KPMG LLP is the Fund’s independent registered public accountant. KPMG provides audit services and consultation with respect to the preparation of filings with the SEC.

Investor Relations Provider

Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn Inc. (or third parties engaged by abrdn Inc.), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Portfolio Management

The information contained under “Item 8. Portfolio Managers of Closed-End Management Investment Companies” of the Fund’s Form N-CSR, which contains the Annual Report for the fiscal year ended October 31, 2021, is incorporated herein by reference.

Potential Conflicts of Interest of the Advisers

Because the Advisers manage and/or administer assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), certain conflicts of interest are present. For instance, the Advisers receive fees from certain accounts that are higher than the fees received from the Fund, or receive a performance-based fee on certain accounts. In those instances, the Advisers have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest exists to the extent the Advisers have proprietary investments in certain accounts or where the portfolio manager or other employees of the Advisers have personal investments in certain accounts. The Advisers have an incentive to favor these accounts over the Fund. Because the Advisers manage accounts that engage in short sales of (or otherwise take short positions in) securities or other instruments of the type in which the Fund invests, the Advisers could be seen as harming the performance of the Fund for the benefit of the accounts taking short positions, if such short positions cause the market value of the securities to fall. The Advisers have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest. These policies and procedures will have the effect of foreclosing certain investment opportunities for the Fund from time to time.

The Advisers manage and/or administer assets for accounts other than the Fund, including private accounts and private funds. The Advisers also currently serve as investment advisers or administrators to other registered, open and closed-end management investment companies (the Fund and all other accounts managed by the Advisers or their affiliates, including private and registered funds, are collectively referred to as “abrdn-managed funds”). The Fund may invest in the same credit obligations as the abrdn-managed funds, although their investments may include different obligations of the same issuer. For example, the Fund might invest in Senior Loans issued by a borrower and one or more abrdn-managed funds might invest in the borrower’s junior debt. In addition, the Advisers also manage certain accounts (including CLOs) that invest in certain types of credit obligations in which the Fund may also invest. Investment opportunities appropriate for both the Fund and another abrdn-managed fund generally will be allocated between the Fund and the other abrdn-managed fund in a manner that the Advisers believe to be fair and equitable under the circumstances, in accordance with the Advisers’ trade allocation policies and procedures.

22

Conflicts of interest may arise where the Fund and other funds or accounts managed or administered by the Advisers simultaneously hold securities representing different parts of the capital structure of a stressed or distressed issuer. In such circumstances, decisions made with respect to the securities held by one fund or account may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other fund or account (including the Fund). For example, if such an issuer goes into bankruptcy or reorganization, becomes insolvent or otherwise experiences financial distress or is unable to meet its payment obligations or comply with covenants relating to credit obligations held by the Fund or by the other funds or accounts managed by the Advisers, such other funds or accounts may have an interest that conflicts with the interests of the Fund. If additional financing for such an issuer is necessary as a result of financial or other difficulties, it may not be in the best interests of the Fund to provide such additional financing, but if the other funds or accounts were to lose their respective investments as a result of such difficulties, the Advisers may have a conflict in recommending actions in the best interests of the Fund. In such situations, the Advisers will seek to act in the best interests of each of the funds and accounts (including the Fund) and will seek to resolve such conflicts in accordance with its compliance policies and procedures.

In addition, the 1940 Act limits the Fund’s ability to enter into certain transactions with certain affiliates of the Advisers. As a result of these restrictions, the Fund may be prohibited from buying or selling any security directly from or to any portfolio company of a fund managed by the Advisers or one of their affiliates. Nonetheless, the Fund may under certain circumstances purchase any such portfolio company’s loans or securities in the secondary market, which could create a conflict for the Advisers between the interests of the Fund and the portfolio company, in that the ability of the Advisers to recommend actions in the best interest of the Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates (which could include other abrdn-managed Funds), which could be deemed to include certain types of investments, or restructuring of investments, in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The Board has approved policies and procedures reasonably designed to monitor potential conflicts of interest. The Board will review these procedures and any conflicts that may arise.

Although the professional staff of the Advisers will devote as much time to the management of the Fund as the Advisers deem appropriate to perform their duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Advisers may have conflicts in allocating their time and services among the Fund and other funds managed or administered by the Advisers. The Advisers and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisers and their professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisers and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the assets of other clients of the Advisers.

The Advisers or their respective members, officers, directors, employees, principals or affiliates may come into possession of material, non-public information. The possession of such information may limit the ability of the Fund to buy or sell a security or otherwise to participate in an investment opportunity. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Advisers for other clients, and the Advisers will not employ information barriers with regard to its operations on behalf of its registered and private funds, or other accounts. In certain circumstances, employees of the Advisers may serve as board members or in other capacities for portfolio or potential portfolio companies, which could restrict the Fund’s ability to trade in the securities of such companies.

Portfolio transactions and brokerage allocation

The Advisers have responsibility for decisions to buy and sell securities and other instruments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Advisers will be primarily responsible for the placement of the Fund’s portfolio business, the policies and practices in this regard are subject to review by the Board.

With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Advisers, as applicable, will negotiate on behalf of the Fund (although a more developed market may exist for certain Senior Loans). The Fund may be required to pay fees, or give up a portion of interest and any fees payable to the Fund, to the lender selling Participations or Assignments to the Fund. The Advisers will determine the lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. The illiquidity of many Senior Loans may restrict the ability of the Advisers to locate in a timely manner persons willing to purchase the Fund’s interests in Senior Loans at a fair price should the Fund desire to sell such interests. Affiliates of the Advisers may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund’s ability to acquire some Senior Loans. The Advisers do not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans consistent with its investment policies.

23

As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices.

The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, availability and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. The Advisers have freedom as to the markets in and the broker-dealers through which they seek this result, except where mandates have restrictions in place.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Advisers. SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. Effective with the implementation of MiFID II, abrdn absorbs all research costs and generally no longer relies on the “safe harbor” under Section 28(e) of the Exchange Act.

There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual Fund) served by the Advisers or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Advisers believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner in accordance with the Advisers’ trade allocation policies and procedures.

In purchasing and selling investments for the Fund, it is the policy of the Advisers to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Advisers in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Advisers will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

With respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Advisers or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Advisers or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund and the Advisers have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

24

The Advisers may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Advisers’ obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of the Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Advisers, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Advisers do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Fund nor the Advisers have an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’ brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Advisers. While the Advisers does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Advisers may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Advisers also received research services for the fiscal year ended October 31, 2021 are in the table below:

Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
$25,343,155	$7,605

During the fiscal years ended October 31, 2021, 2020 and 2019, the following brokerage commissions were paid by the Fund:

Year ended October 31,
($000 omitted)
2021	2020	2019
$12	$10	$4

During the fiscal year ended October 31, 2021, the Fund did not hold any investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Portfolio Turnover

The Advisers will effect portfolio transactions without regard to holding period, if, in their judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. In addition, a high rate of portfolio turnover may result in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends.

The rate of portfolio turnover in the fiscal years ended October 31, 2021, and October 31, 2020 was 63% and 97%, respectively.

25

Repurchase of Common Shares

The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their Common Shares. Instead, the Fund’s Common Shares trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such Common Shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider actions that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board has authorized repurchases of Common Shares through open market transactions if deemed necessary or desirable in reducing the discount from NAV in the market price of Common Shares, provided that the Fund may not repurchase more than 10% of its outstanding Common Shares in any calendar year. The Board may decide not to take any of the other aforementioned actions. In addition, there can be no assurance that Common Share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund has preferred shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Common Shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance Common Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Share repurchases or tenders will reduce the Fund’s net income. Any Common Share repurchase, tender offer or borrowing that might be approved by the Board would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

The Board currently has no intention to take any other action in response to a discount from NAV. Further, it is the Board’s intention not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the trust level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase Common Shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement or continuation of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its Common Shareholders if Common Shares were repurchased. Even in the absence of such conditions, the Board may decline to take action in response to a discount from NAV of the Common Shares. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its Common Shares at prices below NAV will result in an increase in the NAV of those Common Shares that remain outstanding. However, there can be no assurance that Common Share repurchases or tender offers at or below NAV will result in the Fund’s Common Shares trading at a price equal to their NAV.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its Common Shareholders and market considerations. Based on these considerations, even if the Fund’s Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its Common Shareholders, no action should be taken.

26

Tax matters

The following is a description of the material U.S. federal income tax considerations affecting the Fund and the material U.S. federal income tax consequences of owning and disposing of Common Shares. The discussion below provides general tax information related to an investment in Common Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Common Shares. It is based on the Code and Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Common Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Common Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Common Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Common Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Common Shareholder that holds Common Shares as a capital asset and is a U.S. holder. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of Common Shares and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. Tax laws are complex and often change, and Common Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elected to be treated as, and intends to continue to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

As a RIC, the Fund generally is not subject to U.S. federal income tax on its “investment company taxable income” and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes (including amounts that are reinvested pursuant to the Plan, as described below) to its shareholders, provided that it distributes on a timely basis with respect to each taxable year at least 90% of its “investment company taxable income” and its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund distributes, and intends to continue to distribute, all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gain on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

27

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its Common Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

A RIC will be subject to a nondeductible 4% excise tax on certain amounts that it fails to distribute during each calendar year. In order to avoid this excise tax, a RIC must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax in the taxable year ending within the relevant calendar year. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders and may also be eligible for treatment by non-corporate shareholders as “qualified dividend income,” provided in each case that certain holding period and other requirements were satisfied. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may in certain circumstances be able to avoid losing its status as a RIC by timely providing notice of such failure to the Internal Revenue Service, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities at disadvantageous times in order to make the relevant distributions.

If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on Common Shares. See “Investment objectives and principal investment strategy—Use of leverage and related risks” for a description of the leverage utilized by the Fund. Limits on the Fund’s ability to pay dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for taxation as a RIC or subject the Fund to income or excise tax on undistributed income. The Fund will endeavor to avoid restrictions on its ability to make dividend payments. If the Fund is precluded from making distributions on the Common Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

28

Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain or qualified dividend income into higher-taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited; (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur; (v) adversely alter the intended characterization of certain complex financial transactions; (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to the Common Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time the Common Shareholder has owned Common Shares. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Common Shareholder as a return of capital that will be applied against and reduce the Common Shareholder’s basis in its Common Shares. To the extent that the amount of any such distribution exceeds the Common Shareholder’s basis in its Common Shares, the excess will be treated as gain from a sale or exchange of the Common Shares. If the Fund issues preferred shares, its earnings and profits must be allocated first to such preferred shares, and then to the Common Shares, in each case on a pro rata basis.

It is expected that a very substantial portion of the Fund’s income will consist of ordinary income. For example, interest and original issue discount derived by the Fund will constitute ordinary income. In addition, gain derived by the Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition unless the Fund makes an election to accrue market discount on a current basis. In addition, certain of the Fund’s investments will be subject to special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of income earned by the Fund.

Dividends distributed by the Fund to a corporate Common Shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Common Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Common Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Common Shareholder made or deemed made by the Fund will be subject to tax at reduced maximum rates (depending on whether the shareholder’s income exceeds certain threshold amounts), provided that the shareholder meets certain holding period and other requirements with respect to its Common Shares. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate shareholders) or for treatment as “qualified dividend income” (in the case of individual shareholders).

Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

29

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the Plan. If the Common Shares are trading below NAV, Common Shareholders receiving distributions in the form of additional Common Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Common Shares with a fair market value equal to or greater than NAV, however, Common Shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Common Shares.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Common Shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by Common Shareholders) on December 31 of the year in which declared.

The Internal Revenue Service currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Common Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Common Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Common Shareholders receiving distributions in the form of additional Common Shares will receive a report as to the NAV of those Common Shares.

Medicare Tax

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Sale or Exchange of Common Shares

A Common Shareholder may recognize capital gain or loss on the sale or other disposition of Common Shares. Different tax consequences may apply for tendering and non-tendering Common Shareholders in connection with a repurchase offer. For example, if a Common Shareholder does not tender all of his or her Common Shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering Common Shareholders. On the other hand, Common Shareholders holding Common Shares as capital assets who tender all of their Common Shares (including Common Shares deemed owned by Common Shareholders under constructive ownership rules) will be treated as having sold their Common Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount realized and the Common Shareholder’s adjusted tax basis in the relevant Common Shares. Such gain or loss generally will be a long-term gain or loss if the Common Shareholder’s holding period for such Common Shares is more than one (1) year. Under current law, net capital gains recognized by non-corporate Common Shareholders are generally subject to reduced maximum rates, depending on whether the Common Shareholder’s income exceeds certain threshold amounts.

Losses realized by a Common Shareholder on the sale or exchange of Common Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such Common Shares. In addition, no loss will be allowed on a sale or other disposition of Common Shares if the Common Shareholder acquires (including pursuant to the Plan), or enters into a contract or option to acquire, Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

Reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, is required to the Internal Revenue Service and to taxpayers. Common Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a Common Shareholder recognizes losses with respect to Common Shares of $2 million or more for an individual Common Shareholder or $10 million or more for a corporate Common Shareholder, the Common Shareholder must file with the Internal Revenue Service a disclosure statement on Internal Revenue Service Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

30

Backup Withholding and Information Reporting

Information returns will be filed with the Internal Revenue Service in connection with payments on the Common Shares and the proceeds from a sale or other disposition of the Common Shares. A Common Shareholder will be subject to backup withholding (currently, at a rate of 24%) on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an Internal Revenue Service form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Common Shareholders and certain other Common Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable Common Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Common Shareholders

The U.S. federal income taxation of a Common Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Common Shareholder”) depends on whether the income that the Common Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Common Shareholder.

If the income that a non-U.S. Common Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Common Shareholder, distributions of “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate under an applicable treaty).

Properly reported dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. There can be no assurance as to whether or not legislation will be enacted to extend this exemption.

A non-U.S. Common Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business (or, if an income tax treaty is applicable, is not attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States) will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund. If, however, such a non-U.S. Common Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements such capital gain dividends, undistributed capital gains and gains from the sale or exchange of Common Shares will be subject to a U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Common Shareholder (and, if an income tax treaty is applicable, is attributable to a permanent establishment maintained by the non-U.S. Common Shareholder in the United States), any distributions of “investment company taxable income,” any capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Common Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Common Shareholder other than a corporation may be subject to backup withholding on net capital gain distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Common Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.

A non-U.S. Shareholder may also be subject to U.S. estate tax with respect to their Fund shares.

31

The tax consequences to a non-U.S. Common Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

In addition, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Other Taxes

Common Shareholders may be subject to state, local and non U.S. taxes on their Fund distributions. Common Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Proxy voting policy and proxy voting record

The Board has delegated the day-to-day responsibility to the Advisers to vote the Fund’s proxies. Proxies are voted by the Advisers pursuant to the Board approved proxy guidelines, a copy of which as currently in effect as of the date of this SAI is attached hereto as Appendix B.  Also attached hereto in Appendix B is the Advisers’ Listed Company Stewardship Guidelines, which among other things, expands upon how the Advisers approach environmental, social and governance issues when engaging with company management and voting proxies.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ending June 30 is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465, or (ii) on the SEC’s website at http://www.sec.gov.

Incorporation by reference

This SAI is part of a registration statement that the Fund has filed with the SEC. The Fund is permitted to “incorporate by reference” the information that it files with the SEC, which means that the Fund can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this SAI.

The documents listed below are incorporated by reference into this SAI and deemed to be part of this SAI from the date of the filing of such reports and documents:

•	the Semi-Annual Report to shareholders of the Acquired Fund for the fiscal period ended March 31, 2022 (Investment Company Act File No. 811-22800; Accession No. 0001206774-22-001507);

•	the Annual Report to shareholders of the Acquired Fund for the fiscal year ended September 30, 2021 (Investment Company Act File No. 811-22800; Accession No. 0001193125-21-352458);

•	the Semi-Annual Report to shareholders of the Fund for the fiscal period ended April 30, 2022 (Investment Company Act File No. 811-22485; Accession No. 0001104659-22-078666);

•	the Annual Report to shareholders of the Fund for the fiscal year ended October 31, 2021 (Investment Company Act File No. 811-22485; Accession No. 0001104659-22-007368);

32

•	the definitive proxy statement on Schedule 14A for the Fund’s 2022 annual meeting of shareholders, filed with the SEC on March 24, 2022; and (Investment Company Act File No. 811-22485; Accession No. 0001104659-22-037129); and

•	the description of common shares on Form 8-A (Investment Company Act File No. 001-35051; Accession No. 0000950103-11-000228) filed with the SEC on January 24, 2011.

Additionally, copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge:

for the Fund:

By Phone:	1-800-522-5465
By Mail:	abrdn Income Credit Strategies Fund
c/o abrdn Inc. 1900 Market Street, Suite 200
Philadelphia, PA 19103
By Internet:	www.abrdnacp.com

for the Acquired Fund:

By Phone:	(866) 437-0252
By Mail:	Delaware Ivy High Income Opportunities Fund
100 Independence, 610 Market Street
Philadelphia, PA 19106
By Internet:	delawarefunds.com/closed-end

The Funds are subject to the informational requirements of the Exchange Act, and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. You also may view or obtain the foregoing documents from the SEC:

By e-mail:	publicinfo@sec.gov (duplicating fee required)
By Internet:	www.sec.gov

Financial statements and supplemental financial information

The Fund’s financial statements for the fiscal year ended October 31, 2021, together with the report thereon of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting, and the unaudited financial statements for the fiscal period ended April 30, 2022 are incorporated in this SAI by reference to the Fund’s 2021 Annual Report and April 30, 2022 Semi-Annual Report.

The Fund shall be the accounting and performance survivor in the Reorganization.

A table showing the fees and expenses of the Fund and Acquired Fund and the fees and expenses of the Fund on a pro forma basis after giving effect to the proposed Reorganization is included in the section titled “Fees and Expense Table” of the Proxy Statement/ Prospectus.

The Reorganization will not result in any material changes to the Acquired Fund’s investment portfolio due to the investment restrictions of the Fund.

33

The valuation procedures for the Acquired Fund, on the one hand, and the Fund, on the other hand, differ in one significant respect. For purposes of determining an Acquired Fund’s net asset value, corporate, municipal, and convertible fixed income securities as well as bank loan agreements are priced at the mean of evaluated bid and asked prices provided by third-party pricing vendors on the valuation date. In contrast, the Fund values such securities at the bid price provided by third-party pricing vendors. If the Reorganization is approved by shareholders, this difference in valuation procedures will have a negative impact on the value of a shareholder’s investment immediately after the Reorganization is consummated. For example, assuming the transfer of the Acquired Fund’s portfolio holdings to the Fund, if the Fund’s valuation procedures were used to value the Acquired Fund’s corporate, municipal and convertible fixed income holdings as of July 22, 2022, the value of the Acquired Fund’s shares is estimated to be reduced by approximately 0.22%.

Legal counsel

Counsel to the Fund is Dechert LLP.

Additional information

The Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. The Fund will provide without charge to each person, upon written or oral request, a copy of any and all of the information that has been incorporated by reference in this SAI or the Prospectus. Information contained on the Fund’s website at http:/www.abrdnacp.com or the Acquired Fund’s website at delawarefunds.com/closed-end is not incorporated by reference into this SAI or the Proxy Statement/Prospectus and should not be considered to be part of this SAI or the Proxy Statement/Prospectus.

34

Appendix A—Description of securities ratings

S&P GLOBAL RATINGS DEBT RATINGS

A.	Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

A-1

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ’SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ’SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ’SD’ if it is conducting a distressed exchange offer.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ’SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ’SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ’SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ’SD’ if it is conducting a distressed exchange offer

NR - Indicates that a rating has not been assigned or is no longer assigned

A-2

B.	Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa —Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-3

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

A-4

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — Default is a real possibility.

RD — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D — Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-5

Appendix B—Proxy voting guidelines

abrdn U.S. Registered Advisers
Summary of Proxy Voting Guidelines
Effective as of March 2022

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires the abrdn Advisers to vote proxies in a manner consistent with clients’ best interest and must not place its interests above those of its clients when doing so. It requires the abrdn Advisers to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the abrdn Advisers vote proxies in the best interest of the clients, and (ii) to disclose to the clients how they may obtain information on how the abrdn Advisers voted proxies. In addition, Rule 204-2 requires the abrdn Advisers to keep records of proxy voting and client requests for information.

As registered investment advisers, the abrdn Advisers have an obligation to vote proxies with respect to securities held in its client portfolios in the best interests of the clients for which it has proxy voting authority.

The abrdn Advisers are committed to exercising responsible ownership with a conviction that companies adopting best practices in corporate governance will be more successful in their core activities and deliver enhanced returns to shareholders.

The abrdn Advisers have adopted a proxy voting policy. The proxy voting policy is designed and implemented in a way that is reasonably expected to ensure that proxies are voted in the best interests of clients.

Voting decisions are made by the abrdn Advisers’ investment teams, and are based on their knowledge of the company and discussions with management – abrdn Advisers’ investment managers consider explanations from companies about their compliance with relevant corporate governance codes and may refer to independent research from voting advisory services in reaching a voting decision. However, voting decisions for exchange traded funds are made strictly in accordance with ISS’s proxy voting guidelines which are reviewed and approved on an annual basis.

Where contentious issues arise in relation to motions put before a shareholders’ meeting, abrdn Advisers will usually contact the management of the company to exchange views and give management the opportunity to articulate its position. The long term nature of the relationships that we develop with investee company boards should enable us to deal with any concerns that we may have over strategy, the management of risk or governance practices directly with the chairman or senior independent director. In circumstances where this approach is unsuccessful, abrdn Advisers are prepared to escalate their intervention by expressing their concerns through the company’s advisers, through interaction with other shareholders or attending and speaking at General Meetings.

In managing third party money on behalf of clients, there are a limited number of situations where potential conflicts of interest could arise in the context of proxy voting. One case is where funds are invested in companies that are either clients or related parties of clients. Another case is where one fund managed by abrdn invests in other funds managed by abrdn.

For cases involving potential conflicts of interest, abrdn Advisers have implemented procedures to ensure the appropriate handling of proxy voting decisions. The guiding principle of abrdn Advisers’ conflicts of interest policy is simple – to exercise our right to vote in the best interests of the clients on whose behalf we are managing funds.

We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters tailored to abrdn’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such a decisions which will be made publicly available in our voting disclosures. In instances where we become aware of an issuer filing or intending to file additional soliciting materials after abrdn has received ISS’ voting recommendation but before the proxy voting submission deadline, and the information is received sufficiently in advance of the submission deadline, abrdn will assess whether the new information is considered material to the voting decision, and whether a change in vote is warranted. This will also apply to automated pre-populated votes.

In order to make proxy voting decisions, an abrdn analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be final voting decision instructed through ISS applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There may be certain circumstances where abrdn may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the abrdn custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	where a portfolio manager owns the holding in a personal account

●	An investee company that is also a segregated client

●	An investee company where an executive director or officer of our company is also a director of that company

●	An investee company where an employee of abrdn is a director of that company

●	A significant distributor of our products

●	Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

This policy has been developed by the abrdn corporate governance working group. The implementation of this policy, along with the conflicts of interest database, will be reviewed periodically by the group. abrdn’s Stewardship Policy is published on our website.

To the extent that an abrdn Adviser may rely on sub-advisers, whether affiliated or unaffiliated, to manage any client portfolio on a discretionary basis, the abrdn Adviser may delegate responsibility for voting proxies to the sub-adviser. However, such sub-advisers will be required either to follow these Policies and Procedures or to demonstrate that their proxy voting policies and procedures are consistent with these Policies and Procedures or otherwise implemented in the best interests of the abrdn Advisers’ clients. Clients that have not granted abrdn voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.

As disclosed in Part 2A of each abrdn Adviser’s Form ADV, a client may obtain information on how its proxies were voted by requesting such information from its abrdn Adviser. Unless specifically requested by a client in writing, and other than as required for the Funds, the abrdn Advisers do not generally disclose client-specific proxy votes to third parties.

Our proxy voting records are available per request and on the SEC’s website at SEC.gov.

On occasions when it is deemed to be a fiduciary for an ERISA client’s assets, abrdn will vote the Plan assets in accordance with abrdn’s Proxy Voting Policy and in line with DOL guidance.

ABRDN’S LISTED COMPANY STEWARDSHIP GUIDELINES

Dated October 2019

In our view, good governance and stewardship are vital to safeguard the way in which a company is managed and to ensure that it operates responsibly in relation to its customers employees, shareholders, and the wider community. We also believe that markets and companies which adopt best practices in corporate governance and risk management – including the management of environment and social risks – are more likely to deliver sustainable, long-term investment performance.

Our expectations

Our listed company stewardship guidelines over the following pages provide a framework for investment analysis, engagement and proxy voting for companies worldwide. As global investors, we are particularly aware that the structures and frameworks for governance vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the guidelines set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.

We have a clear perception of what constitutes best practice globally – as set out in this document – but we will reflect our close understanding of individual companies in our approach to applying these standards.

Our approach to stewardship

As defined in our Stewardship Principles we seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.

Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, dynamically involved in dialogue with management and non-executive directors, fully understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.

We will:

•	take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest

•	seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest

•	seek to exercise shareholder rights on behalf of our clients and engage with companies on their behalf in a manner consistent with their long-term best interests

•	seek to influence the development of high standards of corporate governance and corporate responsibility in relation to environmental and social factors

•	communicate our Listed Company Stewardship Principles to clients, companies and other interested parties

•	be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements

•	be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies adopting improving practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf. Our fund managers and analysts regularly meet with the management and non-executive directors of companies in which we invest.

1.	Companies should be run to generate long-term sustainable business success

Shareholder returns are a reflection of underlying business performance, and should not be the sole objective of management and the board. We expect management and boards to focus on delivering underlying business performance and on exploiting the opportunities for value creation within their business. Success through this approach will be reflected over the long term in positive returns for shareholders.

Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process: we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their managements can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.

2.	Companies should maintain and protect investor rights

The interests of minority shareholders must be protected. Any major, or majority, investor should not enjoy preferential treatment. The nature of relations – particularly any related party transactions – with parent or related companies, or other major investors, must be disclosed fully. The structure of ownership or control should minimise the potential for abuse of public shareholders.

Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have an opportunity to vote on significant corporate activity such as major transactions, and on substantial non pre-emptive share issuance. Where a transaction is with a related party, only independent shareholders should have a vote.

Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate such proposed developments.

Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the pre-existing strategy, and should be subject to shareholder approval.

Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

We encourage companies to have conservative rather than efficient balance sheets, consistent with their long-term success. Capital structures should be as simple as possible: multiple share classes should be avoided and one share should carry one vote. Companies with multiple share classes seeking to raise new capital should not expect our unconditional support.

Companies should not issue significant portions of shares unless offering these pro rata to existing shareholders.

Non pre-emptive share issuance should be kept to less than 5% a year, and should not be made to related parties without a clear explanation and a vote of independent shareholders.

There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

3.	Companies should communicate openly and clearly

A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non-financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosure (TCFD), the International Integrated Reporting Council (IIRC) and the Sustainability Accounting Standards Board (SASB).

Directors and management should make themselves available for discussions with major shareholders. We expect to have appropriate dialogue with those individuals charged with overseeing the companies in which we invest, to share our perspectives and to gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. Directors who decline appropriate requests for meetings without a clear justification or are unavailable within an appropriate timescale cannot expect that we will unconditionally support their re-election.

Honest and open reporting, including sharing bad news early, engenders trust and longer-term investment. Any public disclosure by a company should be fair and balanced, accurately reflecting the operational performance of the business and making clear any material developments.

Updates on performance, where a development marks a material change from the expectations that a company has established with its investors, should not be delayed to the next regular reporting deadline. Instead, they should be made promptly, as soon as the company itself has an understanding of the situation.

Where we have confidence that this happens and will be done going forward, we will support the removal of quarterly reporting requirements. Relevant ad hoc disclosure in this way is more useful to long-term investors and builds trust much more effectively than relying on the regularity of quarterly reporting.

The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses.

We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.

An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings.

We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years. We will vote against the appointment of auditors that have tenure of more than 20 years. The audit fee needs to be sufficient to pay for an appropriately in-depth assurance process. We will generally oppose moves to make savings in this respect because the costs, in terms of damage to audit effectiveness and confidence in the company’s accounts, are much more substantial.

The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when the individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage an audit tender process and change of audit firm where an engagement has lasted for an extended period. The relationship with the auditor should be mediated through independent directors, most likely in the form of the audit committee or equivalent. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

Companies should be consistent in their public statements, and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.

4.	Companies should be led and overseen by effective and genuinely independent boards

Running businesses effectively for the long term requires collaboration and cooperation. No individual or small group should have unfettered powers. Nor should they have dominant influence over the way a business is run or over major decisions about its operations or future. This means we believe that there should be a division of roles at the top of the organisation, typically between a CEO and an independent chair. The roles of CEO and Chair are different. Put most simply, they amount to running the company and running the board respectively. The board is best able to hold the CEO accountable for business performance and the delivery of value where oversight and board leadership are independent. Where these roles are combined, we will consider the particular circumstances of the company and the scope of the lead independent director role before agreeing to support any such approach.

Directors should feel that they are accountable to investors. Therefore they should regularly stand for re-election; the abrdn expectation is that this should be at a minimum frequency of every three years in order for that accountability to feel genuine. Lengthier board mandates – while not uncommon in some markets – risk divorcing directors from an appropriate sense of accountability, and so will not generally receive our support. For this reason of individual accountability to shareholders, we cannot support the election of directors who are not personally identified but are proposed as corporations. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

Effective decision-making needs a mix of skills around the boardroom table and debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board.

These include industry knowledge, experience from other sectors and relevant geographic knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Regular board appraisals will help the board ensure it has the necessary mix of skills, and quality of individuals, to address the developing challenges it faces. Individual directors also need sufficient time to carry out their role effectively: we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

It is our view that gender diversity on the board, in leadership positions and throughout the business, has positive impact on decision-making and overall performance of a company. We will take voting action at the general meetings of companies that do not demonstrate adequate consideration of the benefits of gender diversity.

Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspectives. Long-serving directors, particularly on boards that have not benefited from recent refreshment, are unlikely to enjoy our support.

Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) remuneration, audit and nomination processes. These committees should report openly on an annual basis about their activities and key decisions taken.

5.	Companies need to manage key opportunities and risks actively and effectively

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.

The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area. Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.

Environmental responsibility

It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.

We expect that companies will:

•	comply with all environmental laws and regulations, or recognised international best practice as a minimum

•	identify, manage and reduce their environmental impacts

•	understand the impact of climate change along the company value chain

•	develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

Employee relations

Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate.

We expect companies to comply with all employment laws and regulations and adopt the International Labour Organization’s (ILO) convention as a minimum. In particular, companies will:

•	take affirmative steps to ensure that they uphold decent labour standards

•	adopt strong health and safety policies and programmes to implement such policies

•	adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies

•	adopt policies and programmes for investing in employee training and development

•	adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose

•	ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains

•	report regularly on its policy and implementation of managing human capital.

Human rights and international operations

Companies that operate in or source their goods from countries with a record of human rights abuse risk the safety of their staff and operations. In addition, companies may face reputational damage should they be associated with, or contribute to, the human rights abuses of such countries. We expect that companies, wherever they operate, will:

•	recognise international human rights standards, such as the UN Declaration of Human Rights

•	take affirmative steps to ensure that they have strong policies in place to respect human rights

•	introduce systems and processes to ensure company actions do not violate or infringe upon the human rights of its stakeholders, including employees, business partners and civil society

•	where appropriate, use the UN Guiding Principles on Business and Human Rights to help develop systems and mechanisms to manage human rights within business operations

•	be transparent and report on how human rights are managed and measured within business operations.

Business ethics

As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. At the same time, a company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can affect its reputation and image. We expect companies to:

•	adopt best practice in relation to the impact on communities in which they operate

•	adopt stringent policies in relation to anti-bribery and corruption, to ensure high standards of business conduct are maintained

•	monitor, measure and regularly report on how these policies are implemented and managed

•	Boards should have active oversight of internal controls to safeguard the company’s assets. Companies should invest appropriately in internal audit teams and processes. Just as with the external audit, the head of internal audit should be in direct dialogue with the independent directors, most likely in the form of the audit committee or equivalent.

6.	Pay structures should be long term and aligned with the corporate strategy

We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies. The remuneration committee should comprise at least three independent non-executive directors with appropriate experience, knowledge of the business, independence and status. Remuneration committees should have a formal and transparent procedure for developing policies on executive remuneration and for determining the remuneration packages of individual directors. No executive director should be involved in setting their own remuneration.

Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes to expectations for those receiving the remuneration, as well as external stakeholders. The remuneration committee should clearly demonstrate regard for the company’s employees, for wider society and be cognisant of the company’s licence to operate when considering policy and the overall level of remuneration.

A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of the policy and the outcomes achieved.

We expect details of any use of discretion to be disclosed by the remuneration committee. Its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances.

Directors’ service contracts should have notice periods which do not exceed 12 months unless there is special justification. We oppose the award of additional remuneration above contractual entitlements in the event of early termination or a change in control of the company.

A company should structure performance-related pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term.

The performance measures used to determine performance- related pay should be disclosed and should:

•	incentivise participants to achieve above-average performance through the use of challenging targets

•	seek to measure significant improvements in the underlying financial performance of the company.

In addition, we:

•	oppose provisions for early release of rewards unless the spirit of the performance condition has been, or is likely to be, achieved

•	oppose retesting of performance conditions when grants of conditional awards are being made on a regular basis

•	encourage vesting of awards three years or longer after the period of grant

•	where vesting periods are less than 5 years, an additional holding period should be included so that the combination of vesting and holding periods is not less than 5 years

•	encourage sliding-scale performance measures

•	encourage retention of vested shares over the long term

•	oppose the repricing of share incentives that have been conditionally awarded to directors.

We oppose the use of total shareholder return and other share price-based performance measures if they are not underpinned by a challenging measure of underlying financial performance.

Where not commercially sensitive, we expect the targets set for incentive awards to be disclosed.

We oppose ex-gratia and other payments and financial awards to directors and former directors that are not within the terms of the company’s stated remuneration policy, unless such payments have been the subject of prior approval by shareholders.

PART C

Other Information

Item 15. Indemnification

Article VIII of the Fund’s Amended and Restated Agreement and Declaration of Trust provides as follows:

SECTION 8.03   Indemnification of Trustees, Officers, etc.   Subject to the limitations, if applicable, hereinafter set forth in this Section 8.03, the Trust shall, upon the determination described in the immediately following sentence, indemnify each of its trustees, officers, and employees, and any Investment Adviser and any investment sub-adviser (hereinafter, together with such Person’s heirs, executors, administrators or personal representative, referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been a trustee, officer, director, employee or agent, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; or (iii) for a criminal proceeding, had reasonable cause to believe that such Covered Person’s conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”).   A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified had not engaged in Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee had not engaged in Disabling Conduct by (a) a vote of a majority of a quorum of trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in writing.   Notwithstanding the foregoing, expenses, including reasonable fees of counsel and accountants incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any action, suit or proceeding; provided that the Covered Person shall have undertaken to repay to the Trust the amounts so paid if it is ultimately determined that indemnification is not authorized under this Article 8 and either (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in writing, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law, or for any act or omission or any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties and provides for indemnification by the Fund of the Adviser for any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from disabling conduct by the Adviser, subject to certain limitations and conditions.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)	Charter of Registrant

a.	Amended and Restated Agreement and Declaration of Trust(1).

b.	Amendment to the Amended and Restated Agreement and Declaration of Trust(2).

(2)	By-Laws

a.	Amended and Restated By-Laws(3).

(3)	Voting Trust Agreement – Inapplicable.

(4)	Agreement of Reorganization

a.	Form of Agreement and Plan of Reorganization – Filed herewith as Appendix A to the Proxy Statement/Prospectus.

(5)	Instruments Defining the Rights of Holders of the Securities being Registered

a.	See the Declaration of Trust (Exhibit 1 above) and the By-Laws (Exhibit 2 above).

(6)	Investment Advisory Contract

a.	Advisory Agreement(4).

b.	Sub-Advisory Agreement(4).

(7)	Distribution Contracts

a.	Dividend Reinvestment and Optical Cash Purchase Plan(7).

(8)	Bonus or Profit Sharing Contracts – Inapplicable.

(9)	Custody Agreement

a.	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company (the “Amended and Restated Master Custodian Agreement”) dated June 1, 2010(4).

b.	Amendment dated January 29, 2014 to the Amended and Restated Master Custodian Agreement(4).

c.	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement(4).

d.	Amendment dated June 1, 2015 to the Amended and Restated Master Custodian Agreement(4).

e.	Amendment dated December 1, 2017 to the Amended and Restated Master Custodian Agreement(4).

f.	Amendment dated June 19, 2020 to the Amended and Restated Master Custodian Agreement(6).

(10)	Rule 12b-1 Plan – Inapplicable.

(11)	Opinion and Consent of Dechert LLP(+).

(12)	Form of Tax Opinion(9).

(13)	Other Material Contracts

a.	Transfer Agency and Service Agreement(1).

b.	Amendment to the Transfer Agency and Service Agreement with Computershare NA(7).

c.	Administration Agreement, dated December 1, 2017(2).

d.	Amended and Restated Investor Relations Service Agreement(2).

e.	Amended and Restated Schedule A to the Amended and Restated Investor Relations Services Agreement(5).

f.	Credit Agreement, dated as of November 30, 2018, with lender parties thereto and BNP Paribas as administrative agent and BNP Paribas Securities Corp., as sole lead arranger and sole book manager(2).

g.	Amendment No. 1 to Credit Agreement(7).

h.	Amendment No. 2 to Credit Agreement(7).

i.	Amendment No. 3 to Credit Agreement(7).

j.	Amendment No. 4 to Credit Agreement(7).

k.	Expense Reimbursement Letter Agreement, dated as of December 1, 2017, between Aberdeen Asset Managers Limited and Abrdn Income Credit Strategies Fund(2).

l.	Expense Reimbursement Letter Agreement, dated as of December 1, 2019, between Aberdeen Asset Managers Limited and Abrdn Income Credit Strategies Fund(7).

m.	Amended and Restated Expense Reimbursement Letter Agreement dated as of April 26, 2021, between Aberdeen Asset Managers Limited and Abrdn Income Credit Strategies Fund(9).

n.	Amended and Restated Expense Reimbursement Letter Agreement dated as of August [ ], 2022, between Aberdeen Asset Managers Limited and abrdn Income Credit Strategies Fund(+).

(14)	Other Opinions

a.	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund(9).

b.	Consent of Independent Registered Public Accounting Firm for the Acquired Fund(9).

(15)	Omitted Financial Statements – Inapplicable.

(16)	Powers of Attorney dated August 8, 2022(9).

(17)	Additional Exhibits – Inapplicable.

(18)	Filing Fee Table(9).

(1)       Filed on December 27, 2010 with registrant’s Registration Statement on Form N-2 (File Nos. 333-170030 and 811-22485) and incorporated by reference herein.

(2)       Filed on August 27, 2019 with registrant’s Registration Statement on Form N-2 (File Nos. 333-233484 and 811-22485) and incorporated by reference herein.

(3)       Filed on December 11, 2020 with registrant’s current report on Form 8-K (File No. 811-22485) and incorporated by reference herein.

(4)       Filed on October 8, 2019 with registrant’s Registration Statement on Form N-2 (File Nos. 333-233484 and 811-22485) and incorporated by reference herein.

(5)       Filed on June 25, 2020 with abrdn Global Infrastructure Income Fund’ Registration Statement on Form N-2 (file Nos. 333-234722 and 811-23490) and incorporated by reference herein.

(6)       Filed on July 28, 2020 with abrdn Global Infrastructure Income Fund’ Registration Statement on Form N-2 (file Nos. 333-234722 and 811-23490) and incorporated by reference herein.

(7)       Filed on March 1, 2021 with registrant’s Registration Statement on Form N-2 (File Nos. 333-253698 and 811-22485) and incorporated by reference herein.

(8)       Filed on April 26, 2021 with registrant’s Registration Statement on Form N-2 (File Nos. 333-253698 and 811-22485) and incorporated by reference herein.

(9)       Filed herewith.

(+)      To be filed by amendment.

Item 17. Undertakings

(1)                The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933 [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                The undersigned registrant agrees to file, by post-effective amendment, opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Philadelphia and Commonwealth of Pennsylvania, on the 11th day of August, 2022.

ABRDN INCOME CREDIT STRATEGIES FUND

By:	/s/ Christian Pittard
Christian Pittard, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ P. Gerald Malone*	Trustee	August 11, 2022
P. Gerald Malone
/s/ Stephen Bird*	Trustee	August 11, 2022
Stephen Bird
/s/ Nancy Yao Maasbach*	Trustee	August 11, 2022
Nancy Yao Maasbach
/s/ John Sievwright*	Trustee	August 11, 2022
John Sievwright
/s/ Randolph Takian*	Trustee	August 11, 2022
Randolph Takian

/s/ Christian Pittard	President and Chief Executive Officer (Principal Executive Officer)	August 11, 2022
Christian Pittard
/s/ Andrea Melia	Treasurer and Chief Financial Officer (Principal Financial Officer/Principal Accounting Officer)	August 11, 2022
Andrea Melia

*This filing has been signed by each of the persons so indicated by the undersigned Attorney-in-Fact pursuant to powers of attorney filed herewith.

*By:	/s/ Lucia Sitar
Lucia Sitar
Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT LIST

12	Form of Tax Opinion

14.a	Consent of Independent Registered Public Accounting Firm for the Acquiring Fund

14.b	Consent of Independent Registered Public Accounting Firm for the Acquired Fund

16	Powers of Attorney

18	Filing Fee Table